Exhibit 2.1

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (“Agreement”) is made and entered into as of the date set forth above the signatures hereto by and among Alliance Technologies, Inc., an Iowa corporation (“Buyer”); Smart CRM, Inc. (d/b/a Computility), a Delaware corporation (“Seller”); and Smart Online, Inc., a Delaware corporation (“Smart Online”).

RECITALS:

A.
Seller is engaged in the business of (i) developing and distributing customer relationship management software and sales force automation software, (ii) procuring, deploying and supporting computer hardware and systems and (iii) developing and distributing other information technology systems (the “Seller Business”).

B.
Seller desires to sell and Buyer desires to purchase certain assets of Seller and Buyer is willing to assume certain obligations of Seller, all in accordance with the terms and conditions of this Agreement.

C.	Smart Online is the sole shareholder of Seller and is willing to enter into this Agreement to induce Buyer to enter into this Agreement.

NOW, THEREFORE, in consideration of the Recitals and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   SALE AND PURCHASE OF SELLER ASSETS.

              (a)               Seller hereby sells, assigns, transfers and conveys to Buyer, and Buyer accepts and purchases from Seller, on the terms and conditions set forth herein, all of Seller’s right, title and interest in and to all of the following described assets of Seller (the “Seller Assets”):

(i)               The equipment listed in Schedule 1(a)(i) attached hereto (the “Equipment”);

(ii)               All of Seller’s customer lists and customer data and customer information (the “Customer Lists”);

(iii)            All intellectual property of Seller, including, but not limited to, (A) all software owned by Seller (including the source codes), including, but not limited to, the software described in Schedule 1(a)(iii) (the “Seller Software”), (B) all software licensed to or otherwise utilized by Seller as licensee under license agreements, including, but not limited to, the software licensed to Seller pursuant to the software licenses described in Schedule 1(a)(iii) attached hereto (collectively, the “Seller Software Licenses”), (C) all patents, trademarks and copyrights, including, but not limited to, those described in Schedule 1(a)(iii) attached hereto (collectively, the “Intellectual Property”);

(iv)            Those accounts receivable of Seller listed in Schedule 1(a)(iv) attached hereto (the “Accounts Receivable”);

(v)             Those contracts of Seller between Seller and Seller’s customers listed in Schedule 1(a)(v) attached hereto (the “Customer Contracts”);

(vi)            Those equipment leases listed in Schedule 1(a)(vi) attached hereto pursuant to which Seller leases the Equipment described therein (the “Equipment Leases”);

(vii)           Those factoring agreements of Seller that are listed in Schedule 1(a)(vii), which relate to the Accounts Receivable (the “Factoring Contracts”); and

(viii)         Copies of all books and records of Seller relating to the Equipment, the Intellectual Property, the Accounts Receivable, the Customer Contracts, the Equipment Leases and the Factoring Contracts (“Books and Records”); and

(ix)             All warranties of the manufacturers of the Equipment (the “Warranties”).

              (b)             The Seller Assets do not include any assets of Seller not listed above, including, but not limited to (i) Seller’s real estate lease for Seller’s office, and (ii) any equipment of Seller not listed in Schedule 1(a)(i), including, but not limited to, office furniture, telephones, computers, copiers and fax machines not listed in Schedule 1(a)(i) (the “Excluded Assets”).

              (c)             Buyer acknowledges that certain portions of the Seller Software served as the basis for the creation by Smart Online of certain other software applications and intellectual property and trade secrets developed by Smart Online (the “Derivative Works”). Buyer agrees and acknowledges that notwithstanding the transfer by Seller of the Seller Software to Buyer, Smart Online and its affiliates, successors and assigns shall retain all right, title and interest in and to the Derivative Works together with any future works of authorship derived from the Derivative Works. Buyer further agrees and acknowledges that the transfer by Seller of the Seller Software to Buyer does not constitute any transfer, assignment or license of the Derivative Works or any works of authorship derived therefrom. Buyer hereby grants Seller a non-exclusive, royalty-free, fully-paid-up, perpetual, irrevocable, world-wide, sublicensable, transferable right and license to the Seller Software for use in connection with the Derivative Works.

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2.           PURCHASE PRICE.

              (a)              The aggregate purchase price for the Seller Assets shall be Six Hundred Thousand Dollars ($600,000) (the “Purchase Price”). The Purchase Price shall be payable by Buyer to Seller, in cash, by wire transfer to an account designated by Seller to Buyer, in writing.

              (b)              Seller shall be responsible for and shall timely pay any sales, use or other taxes arising out of or payable with respect to the sale and transfer of the Seller Assets pursuant to this Agreement.

3.           ASSUMPTION OF SELLER CONTRACTS. Buyer assumes and agrees to perform Seller’s obligations accruing after the date of this Agreement under each of the Software Licenses, the Customer Contracts, the Equipment Leases, the Factoring Contracts, and the Floor Plan Agreement, dated February 17, 2005, by and between Seller’s predecessor in interest and Bankers Leasing Company (collectively, the “Seller Assumed Contracts”), such assumption to be evidenced by and upon the terms and conditions set forth in the Assignment and Assumption Agreement attached to this Agreement as Exhibit “A” (the “Assumption Agreement”). The Assumption Agreement shall be executed by Buyer and Seller concurrently with the execution of this Agreement.

4.          NO OTHER ASSUMPTION OF LIABILITIES BY BUYER. Except only as otherwise expressly and specifically provided in the Assumption Agreement with respect to the Seller Assumed Contracts as provided in Section 3 of this Agreement, Buyer does not assume any duties, liabilities, responsibilities, debts or obligations of any kind or nature whatsoever of Seller. Seller will timely and fully satisfy all such unassumed duties, liabilities, responsibilities, debts and obligations as they become due, and Seller and Smart Online shall, jointly and severally, indemnify, defend and hold Buyer harmless from and against all such unassumed, duties, liabilities, responsibilities, debts and obligations.

5.           OTHER ACTIONS TO BE TAKEN AND ITEMS TO BE DELIVERED BY SELLER. Seller shall perform, on the date of this Agreement, all acts necessary to put Buyer in actual and complete possession and control of the Seller Assets, including, but not limited to, the delivery to Buyer of such instruments of sale, assignment, conveyance and transfer, duly executed and in form and content satisfactory to counsel for Buyer, as are necessary to vest in Buyer good and marketable title to and possession of all of the Seller Assets. Without limiting the generality of the foregoing, Seller shall duly execute and/or deliver, as the case may be, the following concurrently with the execution of this Agreement:

              (a)              A Bill of Sale in the form attached to this Agreement as Exhibit “B”.

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              (b)             Full and complete releases of all financing statements or other evidences of security interests, liens, claims, demands or encumbrances of whatever type or nature filed or otherwise in existence (whether or not perfected) with respect to any of the Seller Assets and not theretofore fully released, terminated or otherwise satisfied of record.

              (c)             Written consents of any persons necessary to permit the valid and effective sale, assignment, transfer and conveyance of the Seller Assets to Buyer, including, without limitation, the consent of all of the other parties to the Seller Assumed Contracts whose consent is required under the terms of the Seller Assumed Contracts.

              (d)             All documentation necessary or appropriate to assign to Buyer any of the Intellectual Property upon the records of and in the offices in which any such registrations have been obtained or applications therefor have been filed.

6.            OTHER ITEMS TO BE DELIVERED OR ACTIONS TO BE TAKEN. Seller agrees that it will, concurrently with the execution of this Agreement, cause (i) Mike Stuart to execute and deliver to Buyer an Agreement in the form attached hereto as Exhibit “C” (the “Stuart Agreement”) and (ii) Brian Donaghy to execute and deliver to Buyer an Agreement in the form attached hereto as Exhibit “D” (the “Donaghy Agreement”). Buyer will, concurrently with the execution of this Agreement, execute and deliver the Stuart Agreement and the Donaghy Agreement.

7.          SELLER EMPLOYEES. Without limiting the generality of Section 4 of this Agreement, Buyer is not assuming and will not have any liability or responsibility whatsoever for any employees, agents, sales or other personnel of Seller or who are otherwise connected with Seller or the Seller Business excluded from Schedule 9(a), including, without limitation, any liability or responsibility for, under or relating to salary, benefits, vacation, sick leave, labor or employment agreements or arrangements with hourly, salaried or management personnel, or arising under any laws, statutes, rules or regulations (such as the Employee Retirement Income Security Act of 1974). Buyer shall have the unrestricted right to negotiate employment or other arrangements with such of Seller’s employees, agents, sales or other personnel as may be selected by Buyer, in Buyer’s sole discretion. Seller will use its best efforts to assist Buyer in Buyer employing or otherwise engaging or retaining the services of all employees, agents, sales or other personnel of Seller that Buyer desires to employ or otherwise engage or retain. Buyer shall assume all of Seller’s liabilities and responsibilities disclosed in Schedule 9(s) for all of those employees of Seller included on Schedule 9(s) who become employed by Buyer, including, but not limited to, any liability or responsibility for, under or relating to salary, benefits, vacation, sick leave, labor or employment agreements or arrangements with hourly, salaried or management personnel, or arising under any laws, statutes, rules or regulations (such as the Employee Retirement Income Security Act of 1974); provided, however, that Buyer will not assume any liability or responsibility that is not disclosed on Schedule 9(s), including, but not limited to, commissions, bonuses or other compensation, benefits, claims or causes of action.

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8.           FURTHER ACTIONS AND ASSURANCES. Seller and Smart Online shall, from time to time after the date hereof, at the request of Buyer and without further consideration, execute and deliver such other instruments of sale, assignment, conveyance and transfer and take all such other action as Buyer or Buyer’s counsel may reasonably request to more effectively sell, assign, convey and transfer to and vest in Buyer good and marketable title to and possession of the Seller Assets, and to otherwise more fully effectuate the intent and purposes of this Agreement and the agreements, documents and instruments contemplated hereby.

9.           REPRESENTATIONS AND WARRANTIES OF SELLER AND SMART ONLINE. Seller and Smart Online, jointly and severally, represent and warrant to Buyer as follows:

              (a)              Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own its property, including the Seller Assets, and carry on its business as now conducted, and all licenses, permits, qualifications and governmental approvals necessary therefore.

              (b)              Smart Online is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

             (c)              This Agreement and all agreements, documents and instruments contemplated by this Agreement to which Seller and/or Smart Online is a party or signatory have been duly authorized, executed and delivered by them, and constitute the legal, valid and binding obligations of Seller and Smart Online, as the case may be, enforceable in accordance with their respective terms. Seller and Smart Online have all requisite power and authority to enter into and perform this Agreement and all agreements, documents and instruments contemplated hereby, and all necessary actions and proceedings of Seller and Smart Online have been taken to authorize the execution, delivery and performance of this Agreement and all agreements, documents and instruments contemplated hereby and all transactions contemplated hereby and thereby.

              (d)            Except as described in Schedule 9(d) attached hereto, there is no litigation, arbitration, action, claim, proceeding or governmental investigation pending or, to the knowledge of Seller or Smart Online, threatened against Seller or Smart Online that may have a materially adverse effect upon (i) any of the Seller Assets, (ii) the Seller Business; (iii) the transactions contemplated by this Agreement or the agreements, documents and instruments contemplated hereby, or (iv) Seller’s or Smart Online’s ability to perform their respective obligations under this Agreement and the agreements, documents and instruments contemplated hereby; nor is there any basis known by Seller or Smart Online for any such litigation, action, claim, proceeding or governmental investigation.

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              (e)              The execution and performance of this Agreement and the agreements, documents and instruments contemplated hereby do not and will not conflict with, breach or otherwise violate the provisions of the articles of incorporation, the bylaws or other organizational or governing documents of Seller or Smart Online, or the provisions of any note, indenture, mortgage, deed of trust, lease, license or other agreement, document or instrument to which Seller or Smart Online is a party or by which Seller, Smart Online or any of the Seller Assets are bound, or result in the creation of any lien, charge, restriction, claim or encumbrance upon any of the Seller Assets.

             (f)               Seller has the full right, capacity, power and authority to sell the Seller Assets to Buyer as provided herein, and Seller is transferring all of the Seller Assets to Buyer free and clear of all liens, restrictions on transferability, reservations, security interests, mortgages, deeds of trust, easements, leases, licenses, tax liens, charges, contracts of sale, mechanic’s and statutory liens and other encumbrances, claims, demands and restrictions whatsoever.

              (g)             No consent, approval or authorization of, or any filings with, any governmental or other regulatory authority or any other person are necessary in order to authorize the execution, delivery or performance of this Agreement or any of the agreements, documents or instruments contemplated hereby by Seller or Smart Online or any of the transactions contemplated hereby or thereby, except only for any consents as may be required to be obtained from the other parties to the Seller Assumed Contracts pursuant to the terms of the Seller Assumed Contracts, which have been obtained by Seller.

             (h)              Seller has only conducted the Seller Business through Seller and only under the names “Smart CRM, Inc.,” “Computility” or “Harvest Services, Inc.” and there are no security interests, financing statements, mortgages, deeds of trust or other liens, claims, demands or encumbrances existing or filed of record with respect to the Seller Business or the Seller Assets utilizing any other names for Seller.

              (i)               Except for the omission of footnote disclosures and subject to normal fiscal period-end review and adjustments, the unaudited balance sheet of Seller dated June 30, 2006 and the unaudited income statement of Seller for the period January 1, 2006 through June 30, 2006 (collectively, the “Unaudited Financial Statements”) present fairly the financial condition and results of operations of Seller as of the dates and for the periods indicated, and are true, accurate and complete in all material respects. There are no material liabilities of Seller, whether absolute, accrued, contingent or otherwise, which are not reflected in the Unaudited Financial Statements, and the Unaudited Financial Statements do not contain any materially untrue statement and do not omit to state any liability, contingent or otherwise, or any other fact necessary to be set forth therein in order to make them not materially misleading. All other financial information provided by Seller to Buyer, in addition to the Unaudited Financial Statements, relating to Seller and the Seller Business is true, accurate and complete in all material respects.

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              (j)               Since August 31, 2006, Seller has not (i) suffered any extraordinary losses in an amount material to the operations of the Seller Business or waived or released any rights or claims of value material to the operations of the Seller Business or allowed any such rights to lapse; (ii) made any change in its method of accounting; (iii) made or became obligated to make capital expenditures, or entered into commitments therefor, with respect to the Seller Business or the Seller Assets; (iv) experienced or suffered any material adverse change in its business, operations or assets (whether or not covered by insurance), or condition, financial or otherwise, or results of operations, materially adverse to the Seller Business; (v) experienced or suffered any change in business relationships with suppliers, customers, or distributors or received notification of termination of, or intent to terminate, business relationships, contractual or otherwise, with any person, which change or termination could be materially adverse to the Seller Business; (vi) entered into any transaction, except in the normal and ordinary course of business; (vii) received any notice of any claim or demand asserted against Seller, Smart Online or the Seller Business which could have a material adverse effect on the Seller Business or the Seller Assets; (viii) incurred or agreed to incur any material obligation outside of the normal and ordinary course of business; (ix) increased any salaries or wages of any of its employees, except as otherwise described in Schedule 9(j) attached hereto; (x) paid any bonus, pension, profit sharing or compensation plan payment; (xi) paid any debt, obligation or liability other than debts, obligations or liabilities reflected in the Unaudited Financial Statements of Seller and current liabilities incurred since August 31, 2006 in the normal and ordinary course of business; or (xii) made or become obligated to make any payment, dividend or other distribution to Seller’s shareholders.

              (k)              Seller has filed when due all federal, state, local and foreign tax returns. All taxes and governmental charges levied, assessed or incurred against Seller or the property or business of Seller have been paid, and all ad valorem, sales, use, excise, franchise, income, real property, personal property and withholding and other employee taxes, other than taxes (i) the payment of which is not yet due (or, if due, are not yet delinquent) and which are reflected as an accrual on the financial statements of Seller; (ii) which have arisen in the ordinary course of business and which are not material and are not yet delinquent; or (iii) which have not yet been finally determined or which are being contested in good faith and regarding which Buyer has been advised in writing by Seller. No audit of the tax returns of Seller is pending or, to Seller’s or Smart Online’s knowledge, threatened.

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             (l)               The Intellectual Property includes all software, software licenses and other intellectual property rights necessary for Buyer to operate the Seller Business as heretofore conducted by Seller. Schedule 1(a)(iii) contains a complete and correct list of all intellectual property that is owned by Seller (the “Owned Intellectual Property”). Seller owns or has the exclusive right to use pursuant to license, sublicense, agreement or permission all Intellectual Property, free from any liens and free from any past, present or future royalty payments, license fees, charges or other payments, or conditions or restrictions whatsoever, other than payment of license fees pursuant to the Software License Agreements. The use by Buyer of the Intellectual Property will not infringe or otherwise conflict with any rights of any person or entity.

             (m)              Seller has delivered to Buyer a true, correct and complete copy of all Seller Assumed Contracts together with all amendments thereto. Seller has obtained all consents, approvals or authorizations of the other parties to any of the Seller Assumed Contracts whose consent, approval or authorization is necessary or required in order to permit the valid and effective sale, assignment, conveyance and transfer of such Seller Assumed Contracts to Buyer as provided in and contemplated by this Agreement. Except as described in Schedule 9(m), none of the Seller Assumed Contracts have been terminated and neither Seller nor, to Seller’s or Smart Online’s knowledge, any of the other parties to the Seller Assumed Contracts, are in breach or default of or under any term or condition of any of the Seller Assumed Contracts. There does not exist under any of the Seller Assumed Contracts any event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder on the part of Seller, or to the knowledge of Seller any other party thereto. Each of the Seller Assumed Contracts is valid and enforceable by Seller (and will be enforceable by Buyer) in accordance with its terms, and is free from setoff, counterclaim or defense of any nature.

              (n)              Smart Online is the sole shareholder of Seller and Seller has no subsidiaries.

              (o)            There are no unpaid charges, debts, liabilities, claims or obligations arising from the Seller Business or the ownership, operation, maintenance or repair of the Seller Assets which could give rise to any mechanics’ or materialmen’s or other statutory or constitutional lien against any of the Seller Assets or any part thereof or for which Seller, the Seller Business or any of the Seller Assets would otherwise be responsible or liable.

             (p)             Seller has materially complied with and has not materially violated any law, rule, regulation or order applicable to the operation or conduct of the Seller Business or the ownership, possession, use or operation of any of the Seller Assets.

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              (q)             Except as described in Schedule 9(q), neither Seller nor Smart Online has any knowledge or information that any customer, client or supplier of Seller intends or is contemplating a material reduction in the amount of business to be done with Seller in the ordinary course of business in the future, nor of any material complaints or grievances by any customer, client, supplier or other person having business dealings or relations with Seller.

              (r)              The books, records and accounts of Seller are true, accurate and complete in all material respects. Seller has no material obligations, commitments, indebtedness or liabilities, contingent or otherwise, which are not disclosed in the books, records and accounts of Seller.

              (s)             Schedule 9(s) sets forth a true, correct and complete list of Seller’s employees and the current annual salary or hour wage, as applicable, of each employee and all benefits provided by Seller to each employee that Buyer agrees to employ or otherwise engage or retain for their services, other than under the Donaghy Agreement and/or the Stuart Agreement, following the date of this Agreement.

              (t)              All of the Accounts Receivable arose only from bona fide transactions in the ordinary course of business and are undisputed and free and clear of any right of set off and are fully collectable in accordance with their terms.

              (u)             No representation or warranty of Seller or Smart Online contained in this Agreement or in any statement or certificate furnished or to be furnished by or on behalf of Seller or Smart Online to Buyer or its representatives in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements contained herein or therein not misleading.

10.        REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as follows:

              (a)              Buyer is a corporation duly organized and validly existing under the laws of the State of Iowa and has all requisite power and authority to own its property and carry on its business as now conducted and all licenses, permits, qualifications and governmental approvals necessary therefore.

              (b)             This Agreement and all agreements, documents and instruments contemplated by this Agreement to which Buyer is a party or signatory have been duly authorized, executed and delivered by Buyer, and constitute the legal, valid and binding obligations of Buyer, enforceable in accordance with their respective terms. Buyer has all requisite power and authority to enter into and perform this Agreement and all agreements, documents and instruments contemplated hereby, and all necessary actions and proceedings of Buyer have been taken to authorize the execution, delivery and performance of this Agreement and all agreements, documents and instruments contemplated hereby, and all transactions contemplated hereby and thereby.

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                  (c)             There is no litigation, action, claim, proceeding or governmental investigation pending or, to the knowledge of Buyer, threatened against Buyer which may have a materially adverse effect upon (i) the transactions contemplated by this Agreement or the agreements, documents and instruments contemplated hereby, or (ii) Buyer’s ability to perform Buyer’s obligations under this Agreement and the agreements, documents and instruments contemplated hereby; nor is there any basis known by Buyer for any such litigation, action, claim, proceeding or governmental investigation.

                  (d)            The execution and performance of this Agreement and the agreements, documents and instruments contemplated hereby do not and will not conflict with, breach or otherwise violate the articles of incorporation, the bylaws or other organizational or governing documents of Buyer, or the provisions of any note, indenture, mortgage, lease or other agreement, document or instrument to which Buyer is a party or by which Buyer is bound.

                  (e)             No consent, approval or authorization of, or any filings with, any governmental or other regulatory authority or any other person are necessary in order to authorize the execution, delivery or performance of this Agreement or any of the agreements, documents or instruments contemplated hereby by Buyer or any of the transactions contemplated hereby or thereby.

11.         SURVIVAL OF WARRANTIES. All of the representations, warranties, covenants and agreements of Seller, Smart Online and Buyer contained herein and in any agreements, documents or instruments contemplated hereby or delivered pursuant hereto shall survive the execution and delivery hereof, and shall remain in full force and effect irrespective of any investigation which any of the parties or their respective counsel or representatives may have taken in connection with this transaction or in any manner involved herein, and they shall be fully enforceable at law or in equity.

12.         CUSTOMER LETTER; NEWS RELEASE; PUBLIC FILINGS. Seller, Smart Online and Buyer will cooperate in the preparation of a letter to be forwarded to all customers, clients and suppliers of Seller and all parties to the Seller Assumed Contracts and in the preparation of a mutually agreed upon, joint news release announcing the transactions contemplated by this Agreement. Smart Online may make such other public statements and filings which Smart Online’s counsel recommends for a public company. Buyer shall not make any other public statements regarding this Agreement or the transactions consummated pursuant to this Agreement without the prior written approval of Smart Online and Smart Online’s counsel.

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13.        BROKERS. Seller and Smart Online, jointly and severally, shall defend, indemnify and hold Buyer harmless from and against any and all damages, losses, claims, liabilities, costs and expenses, including attorneys’ fees, which may be incurred by Buyer as a result of any claims asserted against Buyer by any broker or other person on the basis of any such arrangements or agreements made or alleged to have been made by Seller or Smart Online. Buyer shall defend, indemnify and hold Seller and Smart Online harmless from and against any and all damages, losses, liabilities, claims, costs and expenses, including attorneys’ fees, which may be incurred by Seller or Smart Online as a result of any claims asserted against them or by any broker or other person on the basis of any such arrangements or agreements made or alleged to have been made by Buyer or Smart Online.

14.         INDEMNIFICATION.

              (a)              Seller and Smart Online, jointly and severally, shall defend, indemnify and hold Buyer harmless from and against any claim, demand, loss, liability, damage, cost or expense, including, without limitation, court costs and attorneys’ fees (“Damages”), arising in connection with or resulting from any breach of warranty, misrepresentation or nonfulfillment of any agreement on the part of Seller or Smart Online under this Agreement or any agreement, document or instrument contemplated hereby. Buyer shall defend, indemnify and hold Seller and Smart Online harmless from and against any Damages arising in connection with or resulting from any breach of warranty, misrepresentation or nonfulfillment of any agreement on the part of Buyer under this Agreement or any agreement, document or instrument contemplated hereby.

              (b)              Notwithstanding the above:

                (i)               there shall be no liability for indemnification under this Section 15 unless the aggregate amount of Damages exceeds Forty Thousand Dollars ($40,000) (the “Indemnification Threshold”); provided, however, that once the Indemnification Threshold is met, the indemnification obligations set forth herein shall be for all indemnifiable Damages hereunder, but shall not exceed the Purchase Price; and

                (ii)              the indemnification obligations under this Section 14, or under any certificate or writing furnished in connection herewith, shall terminate twelve (12) months after the date of the Agreement, except with respect to Sections 9(c) and 9(f) of this Agreement or any willful, intentional or fraudulent breach or other act or omission.

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              (c)              All claims or demands for indemnification under this Section 14 (“Claims”) shall be asserted and resolved as follows:

(i)            In the event that any party claiming indemnification (the “Indemnified Party”) has a Claim against any party obligated to provide indemnification pursuant to this Section 14 (an “Indemnifying Party”) which does not involve a Claim being asserted against or sought to be collected by a third party, the Indemnified Party shall with reasonable promptness notify in writing the Indemnifying Party of such Claim, specifying the nature of such Claim and the amount or the estimated amount of Damages to the extent then feasible (the “Claim Notice”). If the Indemnifying Party does not notify the Indemnified Party within twenty-one (21) days after the date of delivery of the Claim Notice that it disputes such Claim, with a reasonably detailed statement of the basis of such position (the “Dispute Notice”), the amount of such Claim shall be conclusively deemed a liability of the Indemnifying Party hereunder.

(ii)           In the event that any Claim for which the Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against an Indemnified Party by a third party (a “Third Party Claim”), the Indemnified Party shall deliver a Claim Notice to the Indemnifying Party. The Indemnifying Party shall have twenty-one (21) days from date of delivery of the Claim Notice to notify the Indemnified Party (A) whether the Indemnifying Party disputes liability to the Indemnified Party hereunder with respect to the Third Party Claim, and, if so, the basis for such a dispute, and (B) if the Indemnifying Party does not dispute liability, whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend against the Third Party Claim, provided that the Indemnified Party is hereby authorized (but not obligated) to file any motion, answer or other pleading and to take any other action which the Indemnified Party shall deem necessary or appropriate to protect the Indemnified Party’s interests.

(iii)         In the event that the Indemnifying Party notifies the Indemnified Party in the manner prescribed above that the Indemnifying Party does not dispute the Indemnifying Party’s obligation to indemnify with respect to the Third Party Claim, the Indemnifying Party shall defend the Indemnified Party against such Third Party Claim by appropriate proceedings, provided that, unless the Indemnified Party otherwise agrees in writing, the Indemnifying Party may not settle any Third Party Claim (in whole or in part) if such settlement does not include a complete and unconditional release of the Indemnified Party. If the Indemnified Party desires to participate in, but not control, any such defense or settlement, the Indemnified Party may do so at its sole cost and expense. If the Indemnifying Party elects not to defend the Indemnified Party against a Third Party Claim, whether by failure of the Indemnifying Party to give the Indemnified Party timely notice as provided herein or otherwise, then the Indemnified Party, without waiving any rights against the Indemnifying Party, may settle or defend against such Third Party Claim in the Indemnified Party’s sole discretion and the Indemnified Party shall be entitled to recover the amount of any settlement or judgment that constitutes indemnifiable Damages and, on an ongoing basis, all indemnifiable costs and expenses of the Indemnified Party with respect thereto, including interest from the date such costs and expenses were incurred.
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        (d)             Notwithstanding any other provision of this Agreement, the amount of any Damages for which indemnification is provided under this Section 14 will be reduced by any related recoveries which an Indemnified Party receives under insurance policies or other related payments received or receivable from third parties (after giving effect to any insurance premium, deductible, retention or equivalent loss rated premium adjustment and any costs or expenses incurred in making such recovery), and the Indemnifying Party shall be entitled to prompt reimbursement equal to such payment from third parties up to the indemnification amount actually provided under this Section 14.

          (e)              The parties shall treat any payment made pursuant to this Section 15 as an adjustment to the Purchase Price for the purposes of determining income tax rights and obligations.

16.         NOTICES. All notices, demands, requests, and other communications desired or required to be given under this Agreement or any agreement, document or instrument contemplated hereby (“Notices”), shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three business days after depositing the Notice in the United States mail as set forth in the paragraph immediately above. All Notices shall be addressed to the respective parties at the address set forth below their signatures to this Agreement or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice.

17.         NO WAIVER; MODIFICATIONS IN WRITING. No failure or delay on the part of any party in exercising any right, power or remedy under this Agreement or any agreement, document or instrument contemplated hereby shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Agreement and the agreements, documents and instruments contemplated hereby are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement or any agreement, document or instrument contemplated hereby, or consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the parties to this Agreement or to the other particular agreement, document or instrument in question, as the case may be. Any amendment, modification or supplement of or to any provision of this Agreement or of any agreement, document or instrument contemplated hereby, any waiver of any provision of this Agreement or of any agreement, document or instrument contemplated hereby, and any consent to any departure from the terms of any provision of this Agreement or of any agreement, document or instrument contemplated hereby, shall be effective only in the specific instance and for the specific purpose for which made or given.

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18.         GOVERNING LAW. This Agreement and the agreements, documents and instruments contemplated hereby are each entered into and performable in substantial part in Iowa, and shall be governed by and construed in accordance with the laws of the State of Iowa, but without regard to provisions thereof relating to conflicts of law.

19.         CONSENT TO JURISDICTION. Each of the parties hereby submits to the non-exclusive jurisdiction of any United States Federal or Iowa District court sitting in Des Moines, Iowa in any action or proceeding arising out of or relating to this Agreement or any agreement, document or instrument contemplated hereby, and each party hereby agrees that all claims and counterclaims in respect of such action or proceeding may be heard and determined in any such United States Federal or Iowa District court. Each of the parties waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in any such courts. Each of the parties consents to the service of any and all process in any such action or proceeding brought in any such court by the delivery of copies of such process to the party at its address specified for Notices to be given hereunder or by certified mail directed to such address.

20.         RELATIONSHIP. Nothing contained in this Agreement or any agreement, document or instrument contemplated hereby and no action taken or failed or omitted to be taken by the parties pursuant hereto or thereto shall be deemed to constitute any of the parties a partnership, an association, a joint venture or other entity.

21.         HEADINGS AND CAPTIONS. The titles or captions of sections and paragraphs in this Agreement and in any agreement, document or instrument contemplated hereby are provided for convenience of reference only, and shall not be considered a part hereof or thereof for purposes of interpreting or applying this Agreement or such other agreement, document or instrument, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Agreement or such other agreement, document or instrument or any of its or their terms or conditions.

22.         CONSTRUCTION; CERTAIN DEFINITIONS. Neither this Agreement nor any agreement, document or instrument contemplated hereby shall be construed more strongly against any party regardless of who was more responsible for its preparation.

The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” mean and refer to this entire Agreement and not to any particular article, section, paragraph or provision. The term “person” and words importing persons as used in this Agreement or any agreement, document or instrument contemplated hereby include firms, associations, partnerships, limited partnerships, joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

14

The words “material,” “materially” and other derivations thereof as used in Section 9 of this Agreement mean and include, but without limitation, that (i) the agreement, document or instrument in question, (ii) the occurrence or nonoccurrence of the fact, event, matter, thing or other circumstance in question, (iii) the breach of the representation, warranty or covenant in question, or (iv) the information in question, as the case may be and as applicable, may have an effect, individually or in the aggregate, on the operations or conduct of the Seller Business or upon the Seller Assets, Seller or Smart Online of $15,000 or more.

The words “material,” “materially” and other derivations thereof as used in Section 10 of this Agreement mean and include, but without limitation, that (i) the agreement, document or instrument in question, (ii) the occurrence or nonoccurrence of the fact, event, matter, thing or other circumstance in question, (iii) the breach of the representation, warranty or covenant in question, or (iv) the information in question, as the case may be and as applicable, may have an effect, individually or in the aggregate, on the operations or conduct of the Buyer’s business or Buyer of $15,000 or more.

The word “knowledge” and other derivations thereof as used in Section 9 of this Agreement means the actual knowledge of Seller’s and Smart Online’s executive officers and directors, including Mike Stuart and Brian Donaghy.

23.        GENDER AND NUMBER. Words and phrases in this Agreement and the agreements, documents and instruments contemplated hereby shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context.

24.         BINDING EFFECT ON SUCCESSORS AND ASSIGNS. This Agreement and the agreements, documents and instruments contemplated hereby shall be binding upon and shall inure to the benefit of the parties hereto and the respective parties thereto, as the case may be, and their respective heirs, successors, legal representatives and assigns; provided, however, that Seller and Smart Online may not assign their rights or obligations under this Agreement or any agreement, document or instrument contemplated hereby without the prior written consent of Buyer, which consent may be withheld in Buyer’s sole discretion. This Agreement and the agreements, documents and instruments contemplated hereby are assignable by Buyer. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto (and their respective heirs, successors, legal representatives and assigns) any rights, remedies, liabilities or obligations under or by reason of this Agreement.

25.         COUNTERPARTS. This Agreement or any agreement, document or instrument contemplated hereby may be executed in any number of counterparts (including by facsimile or e-mail transmission), each of which shall respectively be deemed an original, but all of which together shall constitute one and the same instrument.

15

26.         SEVERABILITY. In the event any provision of this Agreement or any agreement, document or instrument contemplated hereby is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Agreement or such other agreement, document or instrument shall not be affected thereby and shall continue to be valid and enforceable. In the event any provision of this Agreement or any agreement, document or instrument contemplated hereby is held to be unenforceable as written, but enforceable if modified, then such provision shall be deemed to be amended to such extent as shall be necessary for such provision to be enforceable and it shall be enforced to that extent.

27.         EXPENSES. Except only as may be otherwise expressly provided in this Agreement, each party to this Agreement shall pay its own expenses incidental to the planning, negotiation, preparation, execution and performance of this Agreement and the agreements, documents, instruments and transactions contemplated hereby and thereby, including, without limitation, the fees and expenses of the parties’ respective legal counsel and accountants.

28.         ENTIRE AGREEMENT. This Agreement and all exhibits and schedules hereto and the certificates and other documents delivered pursuant hereto constitute the entire agreement among the parties hereto pertaining to the subject matters hereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof. All exhibits and schedules are a part of and are incorporated into this Agreement as if set forth in their entirety and constitute a part hereof.

29.         WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO A JURY TRIAL WITH RESPECT TO AND IN ANY ACTION, PROCEEDING, CLAIM, COUNTERCLAIM, DEMAND OR OTHER MATTER WHATSOEVER ARISING OUT OF THIS AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT CONTEMPLATED BY THIS AGREEMENT.

16

IN WITNESS WHEREOF, the parties have executed and entered into this Agreement as of the 30th day of September, 2006.

ALLIANCE TECHNOLOGIES, INC.		SMART CRM, INC.
By:	/s/ James M. Brandl	By:	/s/ Michael Nouri

Name:	Jim Brandl	Name:	Dennis Michael Nouri
Title:	Chief Executive Officer Address	Title:	Chief Executive Officer Address
400 Locust, Suite 840
Capital Square
Des Moines, IA 50309-2334

SMART ONLINE, INC.
By:	/s/ Michael Nouri

Name:	D. M. Nouri
Title:	CEO
Address
2530 Meridian Pkwy
Durham N.C 27713

Schedule 1(a)(i)	-	List of Equipment
Schedule 1(a)(iii)	-	Intellectual Property (including Seller Software, Seller Software Licenses, Patents, Trademarks and Copyrights)
Schedule 1(a)(iv)	-	Accounts Receivable
Schedule 1(a)(v)	-	Customer Contracts
Schedule 1(a)(vi)	-	Equipment Leases
Schedule 1(a)(vii)	-	Factoring Contracts

Schedule 9(d)	-	Litigation, Arbitration, Actions, Claims, Proceedings and Governmental Investigations
Schedule 9(j)	-	Increases in Employee Wages or Salaries
Schedule 9(m)	-	Defaulted Seller Assumed Contracts
Schedule 9(q)	-	Changes in Amount of Business, Complaints and Grievances
Schedule 9(s)	-	List of Employees, Employee Compensation and Employee Benefits

Exhibit "A"	-	Assignment and Assumption Agreement (Section 3(b))
Exhibit "B"	-	Bill of Sale (Section 5(a))
Exhibit "C"	-	Stuart Agreement
Exhibit "D"	-	Donaghy Agreement

17

Schedule 1(a)(i) - List of Equipment

Production Servers

Name	Description	Location
Tracker	IBM eServer Xseries 2xx	FNGI Datacenter
Hosted SMTP	IBM eServer Xseries 2xx	FNGI Datacenter
Archive Mail	IBM eServer Xseries 2xx	FNGI Datacenter
Hosted WWW	IBM eServer Xseries 2xx	FNGI Datacenter
Hosted WWWIIS	IBM eServer Xseries 2xx	FNGI Datacenter
Novastor	IBM eServer Xseries 2xx	FNGI Datacenter
Master	IBM eServer Xseries 2xx	FNGI Datacenter
Vault 1	IBM eServer Xseries 2xx	FNGI Datacenter
Vault 2	IBM eServer Xseries 2xx	FNGI Datacenter
Vault 3	IBM eServer Xseries 2xx	FNGI Datacenter
Vault 4	IBM eServer Xseries 2xx	FNGI Datacenter
Vault 5	IBM eServer Xseries 2xx	FNGI Datacenter
Vault 6	IBM eServer Xseries 2xx	FNGI Datacenter
Vault 7	IBM eServer Xseries 2xx	FNGI Datacenter
HP Procurve 4150	Ethernet Switch	FNGI Datacenter
Tracker2	IBM eServer Xseries 2xx	10641 Justin Drive
Reports	IBM eServer Xseries 2xx	10641 Justin Drive
Hosted WWW(2)	IBM eServer Xseries 2xx	10641 Justin Drive
TS (Terminal Server)	IBM eServer Xseries 2xx	10641 Justin Drive
Mailing List Manager	IBM eServer Xseries 2xx	10641 Justin Drive
Mailing List Manager (new)	IBM eServer Xseries 2xx	10641 Justin Drive
Utilityserver (Computility)	IBM eServer Xseries 2xx	10641 Justin Drive
Ghost01	IBM eServer Xseries 2xx	10641 Justin Drive

Transfer Employees Equipment

Name	Description	Location
Bob Clark	Monitor - CRT	10641 Justin Drive
Bob Clark	IBM Netvista - Tower	10641 Justin Drive
Mark Garmoe	Monitor - CRT	10641 Justin Drive
Mark Garmoe	IBM Thinkcentre -Tower	10641 Justin Drive
Jason Lamping	Monitor - CRT	10641 Justin Drive
Jason Lamping	IBM Netvista - Tower	10641 Justin Drive
Jason Lamping	IBM Thinkpad A31	10641 Justin Drive
Jason Lamping	Canon Scanner	10641 Justin Drive
Michael Vernon	Monitor - LCD	10641 Justin Drive
Michael Vernon	IBM Netvista - Tower	10641 Justin Drive
Michael Vernon	IBM Thinkpad R30	10641 Justin Drive
Michael Vernon	Speakers	10641 Justin Drive
Aksana Barodka	Monitor - LCD	10641 Justin Drive
Aksana Barodka	IBM Netvista - Tower	10641 Justin Drive
Aksana Barodka	IBM Thinkpad R40	10641 Justin Drive
Aksana Barodka	Speakers	10641 Justin Drive
Bob Hyde	Monitor - LCD	10641 Justin Drive
Bob Hyde	IBM Thinkcentre -Tower	10641 Justin Drive
Bob Hyde	IBM Thinkpad R40	10641 Justin Drive
Chris Peterson	Monitor - LCD	10641 Justin Drive
Chris Peterson	IBM Thinkcentre -Tower	10641 Justin Drive
Chris Peterson	IBM Thinkpad R40	10641 Justin Drive
John Notch	Monitor - LCD	10641 Justin Drive
John Notch	IBM Thinkcentre -Tower	10641 Justin Drive
John Notch	IBM Thinkpad T42	10641 Justin Drive

Name	Description	Location
Michael Merrit	Monitor - LCD	10641 Justin Drive
Michael Merrit	IBM Thinkcentre -Tower	10641 Justin Drive
Michael Merrit	IBM Thinkpad T42	10641 Justin Drive
Dave Vagts	IBM Thinkpad T30	10641 Justin Drive
Rob Belzer	Monitor - CRT	10641 Justin Drive
Rob Belzer	IBM Thinkcentre -Tower	10641 Justin Drive
Rob Belzer	IBM Thinkpad R32	10641 Justin Drive
Prep Area	IBM eserver Xseries 2xx	10641 Justin Drive
Prep Area	Monitor - CRT	10641 Justin Drive
Prep Area	Monitor - LCD	10641 Justin Drive
Prep Area	KVM	10641 Justin Drive
Prep Area	8 Port Switch	10641 Justin Drive
Dave Faris	IBM Thinkpad R40	10641 Justin Drive
Rick Sheaffer	Monitor - CRT	10641 Justin Drive
Rick Sheaffer	IBM Thinkcentre -Tower	10641 Justin Drive
Single copy test software	multiple titles	10641 Justin Drive

New Inventory

Name	Description	Location
Utility Server Inventory	IBM eserver Xseries 2xx	10641 Justin Drive - Rob’s office
Utility Server Inventory	IBM eserver Xseries 2xx	10641 Justin Drive - Rob’s office
Utility Server Inventory	IBM eserver Xseries 2xx	10641 Justin Drive - Rob’s office
Utility Server Inventory	IBM eserver Xseries 2xx	10641 Justin Drive - Rob’s office
Utility Server Inventory	IBM eserver Xseries 2xx	10641 Justin Drive - Rob’s office
Utility Server Inventory	IBM eserver Xseries 2xx	10641 Justin Drive - Rob’s office
Utility Server Inventory	IBM eserver Xseries 2xx	10641 Justin Drive - Rob’s office
Utility Server Inventory	IBM eserver Xseries 2xx	10641 Justin Drive - Rob’s office
Utility Server Inventory	IBM eserver Xseries 2xx	10641 Justin Drive - Inventory Room
Firewall Inventory	Fortigate 60 firewall	10641 Justin Drive - Rob’s office
Firewall Inventory	Fortigate 60 firewall	10641 Justin Drive - Rob’s office
Firewall Inventory	Fortigate 60 firewall	10641 Justin Drive - Rob’s office
Firewall Inventory	Fortigate 60 firewall	10641 Justin Drive - Rob’s office
PC Loaners	IBM Netvista	10641 Justin Drive - Inventory Room
PC Loaners	IBM Netvista	10641 Justin Drive - Inventory Room
PC Loaners	IBM Netvista	10641 Justin Drive - Inventory Room
PC Loaners	IBM Netvista	10641 Justin Drive - Inventory Room
PC Loaners	IBM Netvista	10641 Justin Drive - Inventory Room
PC Loaners	IBM Netvista	10641 Justin Drive - Inventory Room
PC Loaners	IBM Netvista	10641 Justin Drive - Inventory Room
Monitor Loaner	IBM 17” CRT	10641 Justin Drive - Inventory Room
Monitor Loaner	IBM 17” CRT	10641 Justin Drive - Inventory Room
Monitor Loaner	IBM 17” CRT	10641 Justin Drive - Inventory Room
Monitor Loaner	IBM 17” CRT	10641 Justin Drive - Inventory Room
Monitor Loaner	IBM 17” CRT	10641 Justin Drive - Inventory Room
Monitor Loaner	IBM 17” CRT	10641 Justin Drive - Inventory Room
Laptop Loaner	IBM Thinkpad A-31	10641 Justin Drive - Inventory Room
Laptop Loaner	IBM Thinkpad A-31	10641 Justin Drive - Inventory Room
Laptop Loaner	IBM Thinkpad R-40	10641 Justin Drive - Inventory Room
Docking Station	SN: M1A3NBK	10641 Justin Drive - Inventory Room
Docking Station	SN: M1A3NBP	10641 Justin Drive - Inventory Room
Docking Station	SN: M1A3NBG	10641 Justin Drive - Inventory Room
Docking Station	SN: M1A3NBE	10641 Justin Drive - Inventory Room
Network Inventory	DSL Gateway	10641 Justin Drive - Inventory Room
Network Inventory	DSL Gateway	10641 Justin Drive - Inventory Room
Network Inventory	Wireless DSL	10641 Justin Drive - Inventory Room
Network Inventory	DSL Gateway	10641 Justin Drive - Inventory Room
Network Inventory	iDSL	10641 Justin Drive - Inventory Room

Name	Description	Location
Network Inventory	iDSL	10641 Justin Drive - Inventory Room
Network Inventory	iDSL	10641 Justin Drive - Inventory Room
Network Inventory	iDSL	10641 Justin Drive - Inventory Room
Network Inventory	iDSL	10641 Justin Drive - Inventory Room
Network Inventory	iDSL	10641 Justin Drive - Inventory Room
Network Inventory	iDSL	10641 Justin Drive - Inventory Room
Network Inventory	iDSL	10641 Justin Drive - Inventory Room
Network Inventory	Fortigate 60	10641 Justin Drive - Inventory Room
Network Inventory	Fortigate 60	10641 Justin Drive - Inventory Room
Network Inventory	aDSL Modem	10641 Justin Drive - Inventory Room
Network Inventory	Wireless DSL	10641 Justin Drive - Inventory Room
Network Inventory	ProSafe Firewall	10641 Justin Drive - Inventory Room
Network Inventory	iDSL	10641 Justin Drive - Inventory Room
Network Inventory	DSL Gateway	10641 Justin Drive - Inventory Room
Network Inventory	Netger 8 Port Hub	10641 Justin Drive - Inventory Room
Network Inventory	Hub	10641 Justin Drive - Inventory Room
Misc Inventory	500v UPS	10641 Justin Drive - Inventory Room
Misc Inventory	500v UPS	10641 Justin Drive - Inventory Room
Misc Inventory	Keyboard and Mice Sets (5)	10641 Justin Drive - Inventory Room
Misc Inventory	HDD (set of 4)	10641 Justin Drive - Inventory Room

Subscribor Premise Equipment

Description	Book Value	Location
NV M42 - S/N SKLNWW2F	100.71	AGC
NV M42 - S/N SKLNWW3C	100.72	AGC
NV M42 - S/N SKLNWW6X	100.72	AGC
C170 Thinkvision-S/N1S673766N23BD481	78.90	Agnew & Associates
M50 w/512MB-S/N-SKCCV6T2	378.53	Agnew & Associates
TP R40-W/256MB-S/N1S289783UFX35883	524.82	Agnew & Associates
TP T30 - S/N99TKCV0	154.33	Agnew & Associates
1 Year 8 X 5 Pro Protect for G60	183.13	Agnew Mokosak Group
(2)160GB 7200RPM	517.94	Amer Ag Econ Assn
1GMB Intelstn	231.91	Amer Ag Econ Assn
2 Year 8 x 5 Pro Protect for G60	310.25	Amer Ag Econ Assn
36/72GB DDS Generation 5-INT	735.65	Amer Ag Econ Assn
DDS Tape Media Option (2)	302.09	Amer Ag Econ Assn
FortiGate 60	495.62	Amer Ag Econ Assn
IBM 3YR 9x5 Servpac	182.74	Amer Ag Econ Assn
Memory 512mb kingston (2)	43.19	Amer Ag Econ Assn
PCI Ultra 160 SCSI Adapter	269.68	Amer Ag Econ Assn
Xseries 206-S/N-1S84822SUKPPRC49	744.94	Amer Ag Econ Assn
(2) IBM U320 SCSI Controller	368.02	Anawim
1PK 4MM 36/72GB (15)	286.60	Anawim
3.0 GHZ 800MHZ 2M L2 Cache up	1,105.06	Anawim
36/72GB DDS Generation 5-INT	1,269.66	Anawim
3YR FortiCare:8x5 FG60 & 3YR FortiGuard: AV & IPS	734.65	Anawim
73GB Hot-Swap U320 (2)	1,583.16	Anawim
EXP e236 XSR Tower Express-S/N-SKPXV256	3,166.38	Anawim
EXP e236 XSR Tower Express-S/N-SKPXV264	3,166.38	Anawim
FortiGate 60	466.62	Anawim
License	559.20	Anawim
2 Year 8 x 5 Pro Protect for G60	310.25	Associated General Contractors
256 MB	45.07	Associated General Contractors
3 YR Pro Protect	272.80	Associated General Contractors
3YR Warranity Pro Protect	296.80	Associated General Contractors
FortiGate 60	330.90	Associated General Contractors
License	241.52	Associated General Contractors

Description	Book Value	Location
Monitor 17”-S/N-1S673766N23LH130	102.62	Associated General Contractors
Monitor 17”-S/N-1S673766N23LH139	102.62	Associated General Contractors
Monitor 17”-S/N-1S673766N23LH142	102.62	Associated General Contractors
T42-S/N-1S2379R8U99W4681	1,658.89	Associated General Contractors
TC M50-S/N-1S8189F6UKCDP6NG	617.69	Associated General Contractors
TC M50-S/N-1S8189F6UKCDP6RY	617.69	Associated General Contractors
TC M50-S/N-1S8189F6UKCDP6VB	617.69	Associated General Contractors
TP T41-S/N-1S2379DJU99T3446	1,174.89	Associated General Contractors
3 Year 8 x 5 Pro Protect for FG60	297.80	Association & Legislative Resources, Inc.
Fortigate 60-S/N-FGT-602904401338	365.08	Association & Legislative Resources, Inc.
TC M50-S/N-1S8189F6UKCDP6KK	590.97	Association & Legislative Resources, Inc.
Fortigate 60	230.86	Brian Clark
Pro Protect for FG60	161.60	Brian Clark
FortiGate 60 - S/N-FGT-602803035163	283.82	Brook Rosenberg & Assoc
IBM 48x/24x/48x/16x CD-RW	162.40	Brook Rosenberg & Assoc
M50-S/N1S8189E8UKCXR96Y	328.86	Brook Rosenberg & Assoc
M50-S/N1S8189E8UKCXV30T	328.86	Brook Rosenberg & Assoc
M50-S/N1S8189E8UKCXV30X	328.86	Brook Rosenberg & Assoc
M50-S/N1S8189E8UKCXV48Z	328.86	Brook Rosenberg & Assoc
Monitor 17”-S/N1S63324HN88ML066	66.77	Brook Rosenberg & Assoc
Monitor 17”-S/N1S63324HN88ML069	66.77	Brook Rosenberg & Assoc
Monitor 17”-S/N1S63324HN88ML092	66.77	Brook Rosenberg & Assoc
Monitor 17”-S/N1S63324HN88ML112	66.77	Brook Rosenberg & Assoc
SMC 24 Port 10/100 Switch	49.80	Brook Rosenberg & Assoc
3YR FortiCare:8x5 FG60 & 3YR FortiGuard:AV & IPS F	734.65	Calvin Community
FortiGate	464.92	Calvin Community
1GB PC2100 CL2.5 ECC (2)	582.00	Cellular Advantage
20/40GB DDS/4 4MM Tape Drive	319.61	Cellular Advantage
36.4 10K RPM Ultra 320 SCSI HS (2)	246.00	Cellular Advantage
Hard Drive	356.80	Cellular Advantage
Sony DDS4 4MM 150M 20/40GB	32.61	Cellular Advantage
Xser-Xeon	272.00	Cellular Advantage
2YR FortiGuard	250.85	City Supply
3Ware Escalade	134.36	City Supply
M50-S/N1S8189A2UKLZBX1T	224.78	City Supply
M50-S/N1S8189A2UKLZBX2P	224.78	City Supply
M50-S/N1S8189A2UKLZBX2Y	224.78	City Supply
M50-S/N1S8189A2UKLZBX5Z	224.78	City Supply
Memory 256MB (2)	58.04	City Supply
Memory 512MB (4)	68.12	City Supply
Memory512MB (2)	250.98	City Supply
Monitor 17” - S/N1S63324HN88HV460	64.64	City Supply
Monitor 17” S/NS88CP695	33.38	City Supply
Monitor 17” S/NS88CP696	33.38	City Supply
Monitor 17” S/NS88CP707	33.38	City Supply
Monitor 17” S/NS88CR170	33.38	City Supply
Monitor 17” S/NS88CR189	33.38	City Supply
Monitor 17” S/NS88CR196	33.38	City Supply
NV M42 W/256mb-S/N1S830761UKLAWF72	282.63	City Supply
Switch 48-Port Tigerswitch	198.92	City Supply
TP R40 - S/N1S2681F9UFX59676	304.74	City Supply
TP R40 - S/N1S2681F9UFXB9841	304.74	City Supply
TP R40 -S/N1S272327UFX26550	326.89	City Supply
TP R40 -S/N1S272327UFX26558	326.89	City Supply
XSer 205-S/N1S848033XKPLPD92	161.45	City Supply
Battery Backup	32.53	Community Business Lenders, LLC
Serial ATA Hard Rail Drive	91.28	Community Business Lenders, LLC

Description	Book Value	Location
VE710B-2 17” LCD	274.80	Community Business Lenders, LLC
(3) 512MB	274.16	Cornerstone Family Church
1 YR FortiGuard: Web FG60	214.06	Cornerstone Family Church
256MB PC2700	62.16	Cornerstone Family Church
30 1GB PC2700 SDRAM	265.00	Cornerstone Family Church
72W AC Adapter	32.00	Cornerstone Family Church
A50-S/N-1S814815UKCWA2BC	535.71	Cornerstone Family Church
A50-S/N-1S814815UKCWA2HA	535.71	Cornerstone Family Church
A50-S/N-1S814815UKCWA2KZ	535.71	Cornerstone Family Church
A50-S/N-1S814815UKCWA2PT	535.71	Cornerstone Family Church
APC 650VA Battery Backup (2)	71.10	Cornerstone Family Church
Fortigate 50-Firewall-S/N FGT-502803033195	144.26	Cornerstone Family Church
M50 - W/256MB- S/N-1S8189A2UKCZ5KFR	301.45	Cornerstone Family Church
M50 -W/256MB S/N-1S8189A2UKCZ5KGM	301.46	Cornerstone Family Church
M50 -W/256MB S/N-1S8189A2UKCZ5KGN	301.46	Cornerstone Family Church
M50 -W/256MB S/N-1S8189A2UKCZ5KHP	301.46	Cornerstone Family Church
M50 -W/256MB S/N-1S8189A2UKCZ5KMM	301.46	Cornerstone Family Church
M51-S/N-SLPHYLC6	1,020.55	Cornerstone Family Church
M51-S/N-SLPHYNA5	1,020.55	Cornerstone Family Church
M51-S/N-SLPHYNB4	1,020.55	Cornerstone Family Church
Monitor 17” - S/NA1K033003471	118.62	Cornerstone Family Church
Monitor 17” - S/NA1K033003485	118.62	Cornerstone Family Church
Monitor 17” - S/NA1K033003506	118.63	Cornerstone Family Church
Monitor 17” - S/NA1K033003507	118.63	Cornerstone Family Church
Monitor 17” - S/NA1K033003508	118.63	Cornerstone Family Church
Monitor 17” - S/NA1K033003512	118.63	Cornerstone Family Church
Monitor 17”- S/NA1K033003499	118.62	Cornerstone Family Church
NV M42 - S/N KLLXW8T	75.00	Cornerstone Family Church
Pro Protect for FG50	148.60	Cornerstone Family Church
Small Business server 2000 license (4)	250.70	Cornerstone Family Church
T42P-S/N-1S2373HVUL37CVGK	2,627.11	Cornerstone Family Church
TP 72W AC Adapter	45.00	Cornerstone Family Church
TP Mini Dock Station-S/N-1S287810U990MYKQ	186.87	Cornerstone Family Church
TP Port Replicator	108.90	Cornerstone Family Church
TP R51-S/N-1S28832ZU99C7553	699.16	Cornerstone Family Church
TP R51-S/N-1S28832ZU99C8537	751.98	Cornerstone Family Church
TP R51-S/N-99C5907	655.18	Cornerstone Family Church
ZIP 250mb USB Powered External	116.94	Cornerstone Family Church
8Port Cable/dsl prosafe-S/NFVS823AAD139524	45.67	Country Clinic Medical Services
8Port Cable/dsl prosafe-S/NFVS823AAD139525	45.67	Country Clinic Medical Services
NETG 8 Port 10/100 VPN	73.26	Country Clinic Medical Services
3YR Warranity (7)	657.95	Crop 1 Insurance
APC Smartups 1500VA RM 2U 120	455.71	Crop 1 Insurance
APC Smartups 1500VA RM 2U 120	455.71	Crop 1 Insurance
Backup Exec,OLP Backup Exec.	44.14	Crop 1 Insurance
E90B-4 19”-S/N-367043700469	195.11	Crop 1 Insurance
E90B-4 19”-S/N-367044201212	195.11	Crop 1 Insurance
E90B-4 19”-S/N-367045102175	195.11	Crop 1 Insurance
E90B-4 19”-S/N-367053300275	195.11	Crop 1 Insurance
E90B-4 19”-S/N-367053300277	195.11	Crop 1 Insurance
E90B-4 19”-S/N-367053300279	195.11	Crop 1 Insurance
Exchange Server - Windows Server	47.00	Crop 1 Insurance
Exchange Server,Exchange 2003,Windoes Server	7,781.01	Crop 1 Insurance
Fortigate 60	243.16	Crop 1 Insurance
License	174.28	Crop 1 Insurance
M51-S/N-SLPFDVG5	991.32	Crop 1 Insurance
M51-S/N-SLPFDVH1	991.32	Crop 1 Insurance

Description	Book Value	Location
M51-S/N-SLPFDVH3	991.32	Crop 1 Insurance
M51-S/N-SLPFDWK2	991.32	Crop 1 Insurance
M51-S/N-SLPFDWP5	991.32	Crop 1 Insurance
M51-S/N-SLPFDWR9	991.32	Crop 1 Insurance
Monitor 19” S/N S2Z00142YA	23.99	Crop 1 Insurance
Monitor 19”S/N S2Z00144YA	23.98	Crop 1 Insurance
T42-S/N-1S2378FZU99VY456	1,420.75	Crop 1 Insurance
T42-S/N-1S2378FZU99VY459	1,144.75	Crop 1 Insurance
T42-S/N-1S2378FZU99VY464	1,144.75	Crop 1 Insurance
T42-S/N-1S2378FZU99VY470	1,420.75	Crop 1 Insurance
T42-S/N-1S2378FZU99VY476	1,355.46	Crop 1 Insurance
T42-S/N-1S2378FZU99VY487	1,448.75	Crop 1 Insurance
T42-S/N-1S2378FZU99VY522	1,420.75	Crop 1 Insurance
T42-S/N-SL3AT314	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT368	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT509	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT542	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT558	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT559	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT563	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT572	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT576	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT583	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT585	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT609	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT645	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT650	1,624.63	Crop 1 Insurance
T42-S/N-SL3AT692	1,624.63	Crop 1 Insurance
T43 750CEN 512/40 CMB-S/N-1S2687D4UL3AG775	1,548.43	Crop 1 Insurance
T43 750CEN 512/40 CMB-S/N-1S2687D4UL3AG827	1,548.43	Crop 1 Insurance
T43 750CEN 512/40 CMB-S/N-1S2687D4UL3AG845	1,548.43	Crop 1 Insurance
T43-S/N-1S266849UL3YDLAR	1,807.12	Crop 1 Insurance
T43-S/N-1S2687D4UL3AM990	1,609.11	Crop 1 Insurance
T43-S/N-1S2687D4UL3AM993	1,609.12	Crop 1 Insurance
T43-S/N-1S2687D4UL3AN005	1,609.12	Crop 1 Insurance
T43-S/N-1S2687D4UL3AN011	1,609.12	Crop 1 Insurance
T43-S/N-1S2687D4UL3AN022	1,609.12	Crop 1 Insurance
T43-S/N-1S2687D4UL3AN023	1,609.11	Crop 1 Insurance
T43-S/N-1S2687D4UL3AN025	1,609.12	Crop 1 Insurance
T43-S/N-1S2687D4UL3AN039	1,609.12	Crop 1 Insurance
T43-S/N-1S2687D4UL3BY165	1,612.53	Crop 1 Insurance
T43-S/N-1S2687D4UL3BY642	1,590.13	Crop 1 Insurance
T43-S/N-1S2687D4UL3BY671	1,590.13	Crop 1 Insurance
T43-S/N-1S2687D4UL3BY682	1,590.13	Crop 1 Insurance
T43-S/N-SL3AT179	1,604.88	Crop 1 Insurance
T43-S/N-SL3AT529	1,604.88	Crop 1 Insurance
T43-S/N-SL3AT533	1,645.28	Crop 1 Insurance
T43-S/N-SL3AT535	1,604.88	Crop 1 Insurance
T43-S/N-SL3AT539	1,645.28	Crop 1 Insurance
T43-S/N-SL3AT569	1,645.28	Crop 1 Insurance
T43-S/N-SL3AT678	1,645.28	Crop 1 Insurance
T43-S/N-SL3AT746	1,645.28	Crop 1 Insurance
TP Port Replicator	295.38	Crop 1 Insurance
TP Port Replicator-S/N-1S74P6733M1A3N70	146.01	Crop 1 Insurance
TP Port Replicator-S/N-1S74P6733M1A3N9X	146.01	Crop 1 Insurance
TP Port Replicator-S/N-1S74P6733M1A3N9Z	146.01	Crop 1 Insurance
TP Port Replicator-S/N-1S74P6733M1A3NA2	146.01	Crop 1 Insurance

Description	Book Value	Location
TP Port Replicator-S/N-1S74P6733M1A3NBE	146.01	Crop 1 Insurance
TP Port Replicator-S/N-1S74P6733M1A3NBG	146.01	Crop 1 Insurance
TP Port Replicator-S/N-1S74P6733M1A3NBK	146.01	Crop 1 Insurance
TP Port Replicator-S/N-1S74P6733M1A3NBP	146.01	Crop 1 Insurance
TP R40 - S/N-1S2682N7U99RL966	729.86	Crop 1 Insurance
TP R40 - S/N-1S2682N7U99RM296	729.86	Crop 1 Insurance
TP R40 S/N 1S2681DCUFX00570	148.86	Crop 1 Insurance
TP R40 S/N 1S2681DCUFX00582	148.86	Crop 1 Insurance
TP R40 S/N 1S2681DCUFX00619	148.86	Crop 1 Insurance
TP R40 S/N SFX20660-w/128MB	148.40	Crop 1 Insurance
TP R40-S/N-1S2682N7U99RM426	829.70	Crop 1 Insurance
Veritas OLP Backup Exec SVR V10.0	497.00	Crop 1 Insurance
Veritas OLP Backup Exec V10.0	621.70	Crop 1 Insurance
X236 3.2GHZ/1MB Cache 512MB	2,176.13	Crop 1 Insurance
256mb	189.00	Dartek
256mb	672.00	Dartek
256mb	37.25	Des Moines Playhouse
2YR FortiGuard	250.85	Des Moines Playhouse
Apl PM Combo 256/80	352.97	Des Moines Playhouse
EMAC G4/1250 256MB 40GB-Combo	410.00	Des Moines Playhouse
Lenovo Thinkvision L171	305.58	Des Moines Playhouse
M50-S/N1S8189E8UKCTY23K	329.63	Des Moines Playhouse
M51-S/N-1S814126ULKCXL9Y	960.41	Des Moines Playhouse
Monitor 15”-S/N-S013589089S	129.38	Des Moines Playhouse
Monitor 17”	41.45	Des Moines Playhouse
Monitor 17” - S/N1S63324HN88HV417	63.24	Des Moines Playhouse
NV M42 W/256MB-S/N1S830761UKLAWF36	283.48	Des Moines Playhouse
NV M42 W/256MB-S/N1S830761UKLAWF69	283.48	Des Moines Playhouse
TC S51-S/N-1S81712CULKGCM6D	955.42	Des Moines Playhouse
TC S51-S/N-1S81712CULKGCT4B	955.42	Des Moines Playhouse
TC S51-S/N-1S81712CULKGCV7L	955.42	Des Moines Playhouse
(10) 4MM 36/72GB 170M	207.40	DM Golf & CC
3Ware ATA	258.17	DM Golf & CC
512MB	96.23	DM Golf & CC
FortiGate 60 - S/N-FGT-602803035162	283.83	DM Golf & CC
M50-S/N-1S818917UKCVN8TM	899.03	DM Golf & CC
M50-S/N-1S818917UKCVN9GC	899.03	DM Golf & CC
M50-S/N-1S818917UKCVN9GL	899.03	DM Golf & CC
Maxtor 200GB-S/N-Y69CM67E	108.97	DM Golf & CC
Maxtor 200GB-S/N-Y69CMBCE	108.97	DM Golf & CC
Maxtor 200GB-S/N-Y69DY0JE	108.97	DM Golf & CC
Maxtor 200GB-S/N-Y69EH92E	108.97	DM Golf & CC
Monitor 17” - S/N-1S63324HN88L8804	27.99	DM Golf & CC
Monitor 17”- S/N-1S63324HN88H6707	27.99	DM Golf & CC
Monitor 17”- S/N-1S63324HN88L8604	27.99	DM Golf & CC
Monitor 17”-S/N-1S673766N23VB836	169.83	DM Golf & CC
Monitor 17”-S/N-1S673766N23VB846	169.83	DM Golf & CC
Monitor 17”-S/N-1S673766N23VB857	169.83	DM Golf & CC
Monitor 17”-S/N-1S673766N23VB858	169.83	DM Golf & CC
Monitor 17”-S/N-4T002127	215.96	DM Golf & CC
NV M42 - S/N	108.71	DM Golf & CC
NV M42 - S/N 1S830746UKCP3CWZ	124.21	DM Golf & CC
NV M42 - S/N 1S830746UKCP3CXA	124.71	DM Golf & CC
NV M42 - S/N 1S830746UKCP3CXC	124.21	DM Golf & CC
NV M42 - S/N 1S830746UKCP3CXD	124.21	DM Golf & CC
TC M50-S/N-1S8189F5UKCM2P5	556.71	DM Golf & CC
Xseries 206-S/N-SKPYMC51	676.53	DM Golf & CC

Description	Book Value	Location
Serveraid 7T Controller	356.93	Focus Technology
50 Port 10/100 Switch	277.70	Foster Group
Veritas Olp Backup	1,056.30	Foster Group
Windows	1,434.19	Foster Group
256MB (2)	169.58	Foster Group:Foster CGS
50 Port 10/100 Switch	278.04	Foster Group:Foster CGS
FortiGate 60-S/N-FGT-602803033036	316.13	Foster Group:Foster CGS
NETG 8 Port 10/100 VPN Rout-S/N#FVS823AAD139516	48.21	Foster Group:Foster CGS
Pro Protect for FG60	221.60	Foster Group:Foster CGS
X205 w/256MB-S/N#1S848033XKPVFG99	243.89	Foster Group:Foster CGS
X205 w/256MB-S/N#1S848033XKPVWA54	243.89	Foster Group:Foster CGS
3 Year 8 X 5 Pro Protect for G60	439.52	Fred Nesbit Distributing Co
3Ware Escalade	49.99	Fred Nesbit Distributing Co
Fortigate 60-Firewall-S/N FGT-602803033291	144.26	Fred Nesbit Distributing Co
HDD 120gb 7200 rpm	20.32	Fred Nesbit Distributing Co
HDD 120gb 7200 rpm	20.32	Fred Nesbit Distributing Co
HDD 120gb 7200 rpm	20.32	Fred Nesbit Distributing Co
HDD 120gb 7200 rpm	20.32	Fred Nesbit Distributing Co
HDD 120gb 7200 rpm	20.32	Fred Nesbit Distributing Co
HDD 120gb 7200 rpm	20.32	Fred Nesbit Distributing Co
Pro Protect for FG60	148.60	Fred Nesbit Distributing Co
Serial ATA Raid	288.36	Fred Nesbit Distributing Co
Server	2,143.89	Fred Nesbit Distributing Co
XSer 205 - S/N KPFKM25	157.25	Fred Nesbit Distributing Co
XSer 205 - S/N KPFKM33	157.25	Fred Nesbit Distributing Co
16x +/- LG DVD-REW	55.00	Gilbert & Cook, Inc.
5612MB (2)	131.10	Gilbert & Cook, Inc.
Belk UPS Home 550VA	59.00	Gilbert & Cook, Inc.
Exec Backup	294.15	Gilbert & Cook, Inc.
M50 - S/N1S8189E8UKCHY3B6	379.76	Gilbert & Cook, Inc.
M50 - S/N1S8189E8UKCKF2V5	379.76	Gilbert & Cook, Inc.
M50 - S/N1S8189E8UKCKF2V7	379.76	Gilbert & Cook, Inc.
M50 - S/N1S8189E8UKCKF2V9	379.76	Gilbert & Cook, Inc.
M50-S/N-1S818743UKCMA3DX	572.07	Gilbert & Cook, Inc.
Maxtor Diamond Plus 9 120gb S	102.64	Gilbert & Cook, Inc.
Monitor -17” - S/N-ETL12080444170013EPK	194.81	Gilbert & Cook, Inc.
Monitor -17” - S/N-ETL120804441700157PK	194.81	Gilbert & Cook, Inc.
Monitor 17” S/N1S63324HN88FT082	43.58	Gilbert & Cook, Inc.
Monitor 17”-S/N-1S63324HN88AKFK7	115.82	Gilbert & Cook, Inc.
Tablet PC TC1100 - S/N-KRD41401QH	1,069.82	Gilbert & Cook, Inc.
Tapr Drive 20/40GB	312.43	Gilbert & Cook, Inc.
Xseries 206 - S/N1S84822RUKPAM645	535.38	Gilbert & Cook, Inc.
1PK DLTVS1 80/160GB Tape-Cart	773.40	Greater DM Convention & Visitors Bureau
Digital Linear Tape	1,311.18	Greater DM Convention & Visitors Bureau
FortiGate 60 - S/N-FGT-602803035161	283.83	Greater DM Convention & Visitors Bureau
Fortiguard for FortiGate 60	132.04	Greater DM Convention & Visitors Bureau
Full 17 Viewable TFT LCD 1280	274.43	Greater DM Convention & Visitors Bureau
Full 17 Viewable TFT LCD1280	240.37	Greater DM Convention & Visitors Bureau
Full 17” Wiewable-S/N-PSX062221882	187.63	Greater DM Convention & Visitors Bureau
Full 17” Wiewable-S/N-PSX062222001	187.63	Greater DM Convention & Visitors Bureau
HDD Maxtor Diamondmax	40.92	Greater DM Convention & Visitors Bureau
IBM Digital Linear Tape	996.94	Greater DM Convention & Visitors Bureau
M50-W/256MB-S/N1S8185A1UKCX1LPR	217.96	Greater DM Convention & Visitors Bureau
M50-W/256MB-S/N1S8185A1UKCX1ZGD	217.96	Greater DM Convention & Visitors Bureau
M50-W/256MB-S/N1S8185A1UKCX1ZGV	217.96	Greater DM Convention & Visitors Bureau
M50-W/256MB-S/N1S8185A1UKCX1ZMK	217.96	Greater DM Convention & Visitors Bureau
M50-W/256MB-S/N1S8185A1UKCX1ZMP	217.96	Greater DM Convention & Visitors Bureau

Description	Book Value	Location
M51-S/N-1S814324ULKGAF8M	917.47	Greater DM Convention & Visitors Bureau
M51-S/N-SLKFWG8A	917.47	Greater DM Convention & Visitors Bureau
M51-S/N-SLKFWG9Z	917.47	Greater DM Convention & Visitors Bureau
M51-S/N-SLKFWL7V	917.48	Greater DM Convention & Visitors Bureau
M51-S/N-SLKFWL7W	917.48	Greater DM Convention & Visitors Bureau
M52-S/N-1S8113D8ULKBN053	947.95	Greater DM Convention & Visitors Bureau
M52-S/N-1S8113D8ULKY5578	947.95	Greater DM Convention & Visitors Bureau
Monitor 17” - S/N1S63324HN88MN375	63.61	Greater DM Convention & Visitors Bureau
Monitor 17” - S/N1S63324HN88MN377	63.61	Greater DM Convention & Visitors Bureau
Monitor 17” - S/N1S63324HN88MR797	63.61	Greater DM Convention & Visitors Bureau
Monitor 17” - S/N1S63324HN88MR799	63.61	Greater DM Convention & Visitors Bureau
Monitor 17” - S/N1S63324HN88MR811	63.61	Greater DM Convention & Visitors Bureau
Monitor 17” S/N1S673766N2319443	41.73	Greater DM Convention & Visitors Bureau
Monitor 17” S/N1S673766N2365393	41.73	Greater DM Convention & Visitors Bureau
Monitor 17” S/N1S673766N2365394	41.73	Greater DM Convention & Visitors Bureau
Monitor 17” S/N1S673766N2365396	41.73	Greater DM Convention & Visitors Bureau
Monitor 17” S/N1S673766N2365397	41.73	Greater DM Convention & Visitors Bureau
NV M42 W/256MB-S/N1S830761UKLAWD62	282.22	Greater DM Convention & Visitors Bureau
NV M42 W/256MB-S/N1S830761UKLAWF80	282.22	Greater DM Convention & Visitors Bureau
NV M42 W/256MB-S/N1S830761UKLAWG14	282.22	Greater DM Convention & Visitors Bureau
NV M42 W/256MB-S/N1S830761UKLAWM83	282.22	Greater DM Convention & Visitors Bureau
NV M42 W/256MB-S/N1S830761UKLAWM96	282.22	Greater DM Convention & Visitors Bureau
Optical Dsktp Elit For Blue Tooth	120.37	Greater DM Convention & Visitors Bureau
Server	5,026.92	Greater DM Convention & Visitors Bureau
Software MS SBS 2000 w media	542.42	Greater DM Convention & Visitors Bureau
T43-S/N-1S266849UL3WEPDK	1,901.64	Greater DM Convention & Visitors Bureau
T43-S/N-1S266849UL3WKHGM	1,907.54	Greater DM Convention & Visitors Bureau
T43-S/N-1S2687DEUL3BX791	1,556.63	Greater DM Convention & Visitors Bureau
T43-S/N-1S2687DEUL3BX804	1,556.63	Greater DM Convention & Visitors Bureau
T43-S/N-1S2687DEUL3BX816	1,556.63	Greater DM Convention & Visitors Bureau
T43-S/N-1S2687DEUL3BX826	1,556.63	Greater DM Convention & Visitors Bureau
TP A31 W/512MB-S/NS99TBGYP	348.31	Greater DM Convention & Visitors Bureau
TP Mini Dock	208.61	Greater DM Convention & Visitors Bureau
TP Port Replicator-S/N-1S74P6733M313852	162.17	Greater DM Convention & Visitors Bureau
Windows Server	54.00	Greater DM Convention & Visitors Bureau
XSer 205 - S/N1S848043XKPFKM16	194.94	Greater DM Convention & Visitors Bureau
Fortigate 60	230.86	Hanser & Associates
Pro Protect for FG60	161.60	Hanser & Associates
APC BE350U	30.44	Hart Financial
NETG 8 Port 10/100 VPN	73.26	Hart Financial
TP T42-S/N-1S2373KRUL347R13	1,720.93	Hart Financial:Hart Financial/Deployment
3 TR P&L Depot Repair (4)	440.00	Heartland Assembly of God
512MB	393.52	Heartland Assembly of God
EXP T42-S/N-1S2379R8UL3BY553	1,591.89	Heartland Assembly of God
FortiGate 60	497.10	Heartland Assembly of God
Link 54MB (2)	159.08	Heartland Assembly of God
T43 - S/N-1S2687DEUL3BN609	1,525.34	Heartland Assembly of God
T43-S/N-1S2687D4UL3BL645	1,587.04	Heartland Assembly of God
T43-S/N-1S2687DEUL3BN605	1,525.51	Heartland Assembly of God
TP T42-S/N-99ZR815S	1,193.09	Heartland Assembly of God
TP T42-S/N-S99MT871	1,193.09	Heartland Assembly of God
TP T42-S/N-S99MT923	1,193.09	Heartland Assembly of God
TP T42-S/N-S99ZR962	1,193.09	Heartland Assembly of God
Wireless Card	63.59	Heartland Assembly of God
3 YR Pro Protect	272.80	IMTA
3YR OS 9x5x4 Netvsta A40	93.38	IMTA
3YR OS 9x5x4 Netvsta A40	93.38	IMTA

Description	Book Value	Location
3YR OS 9x5x4 Netvsta A40	93.38	IMTA
Exchange Server 2003	28.00	IMTA
FortiGate 60	332.16	IMTA
Full 17 Viewable TFT LCD 1280	253.43	IMTA
HP Docking Station for TC1000	152.63	IMTA
License	59.76	IMTA
M50 -S/N1S8185A1UKCX1YMR	207.90	IMTA
M50 -S/N1S8185A1UKCX1YMW	207.90	IMTA
M51 T 3.0P4E-S/N-SLPDBLK4	905.86	IMTA
M51-S/N-SL1TA5WV	774.08	IMTA
Monitor 17” - S/N-GY17HCHX318134	192.47	IMTA
Monitor 17” S/N1S63324HN88Z7683	31.00	IMTA
Monitor 17”-S/N-1S673733N23MA157	98.17	IMTA
Monitor 17”-S/N-1S673733N23MA161	98.17	IMTA
Monitor 17”-S/N-1S673733N23MA162	98.17	IMTA
MonitorThinkvision 17”	77.00	IMTA
Sub#001-2227	30.03	IMTA
Tablet PC TC1100	1,008.00	IMTA
TC M50-S/N-1S8189E8UKCFZ6ZL	492.78	IMTA
TC M50-S/N-1S8189E8UKCFZ6ZX	492.78	IMTA
TC M50-S/N-1S8189E8UKCFZ7AB	492.78	IMTA
TC M52-S/N-1S8113D5ULKY5622	993.53	IMTA
USB Multibay Cradle	36.65	IMTA
3 YR Pro Protect	272.80	Intl Assn for Food Protection
CDRW/DVD Combo Drive (2)	65.18	Intl Assn for Food Protection
FortiGate 60	330.91	Intl Assn for Food Protection
M50 -S/N1S8189A2UKCZ5HZZ	260.03	Intl Assn for Food Protection
M50 -S/N1S8189A2UKCZ5NHZ	260.03	Intl Assn for Food Protection
M50 -S/N1S8189A2UKCZ5NKA	260.03	Intl Assn for Food Protection
M50 -S/N1S8189A2UKCZ5NKW	260.04	Intl Assn for Food Protection
M50 -S/N1S8189A2UKCZ5NKX	260.04	Intl Assn for Food Protection
Memory 256MB PC133 (2)	42.42	Intl Assn for Food Protection
Memory 256MB PC2700 (5)	89.00	Intl Assn for Food Protection
Monitor 17” S/N1S63324HN88GD166	37.40	Intl Assn for Food Protection
Monitor 17” S/N1S63324HN88GD168	37.40	Intl Assn for Food Protection
Monitor 17” S/N1S63324HN88GD171	37.40	Intl Assn for Food Protection
Monitor 17” S/N1S63324HN88GD172	37.40	Intl Assn for Food Protection
Monitor 17” S/N1S63324HN88GD213	37.40	Intl Assn for Food Protection
Monitor 17”-S/N-1S673766N23MA044	102.68	Intl Assn for Food Protection
Monitor 17”-S/N-1S673766N23MA056	102.68	Intl Assn for Food Protection
Port Replicator for TP	92.00	Intl Assn for Food Protection
TC M50-S/N-1S8187E8UKCZD0N7	492.67	Intl Assn for Food Protection
TC M50-S/N-1S8187E8UKCZD0Y4	492.67	Intl Assn for Food Protection
TP R40 -S/N1S27222JUFX34202	396.08	Intl Assn for Food Protection
TP R40 -S/N-FX58083	401.45	Intl Assn for Food Protection
36/72GB DDS Generation 5-INT	660.64	Iowa Association of Business & Industry
License	407.23	Iowa Association of Business & Industry
1PK DLTVS1 80/160GB Tape-Cart	753.60	Iowa Credit Union League
300GB 7200RPM 16MB (4)	556.24	Iowa Credit Union League
EXP X -206M-S/N-1S849010UKQDBA7V	3,801.35	Iowa Credit Union League
EXP X-226 W/512MB-S/N-1S848832UKQVNX1W	1,344.41	Iowa Credit Union League
Fortigate w/ Service	186.77	Iowa Credit Union League
Full 17 Viewable TFT LCD1280	244.73	Iowa Credit Union League
Full 17 Viewable TFT LCD1280-S/N-PSX061527791	212.80	Iowa Credit Union League
Full 17 Viewable TFT LCD-S/N-PX7062107150	226.48	Iowa Credit Union League
Full 17 Viewable TFT LCD-S/N-PX7062107153	226.48	Iowa Credit Union League
Full 17 Viewable TFT LCD-S/N-PX7062107162	226.48	Iowa Credit Union League

Description	Book Value	Location
Full 17 Viewable TFT LCD-S/N-PX7062107163	226.48	Iowa Credit Union League
Full 17 Viewable TFT LCD-S/N-PX7062107186	226.48	Iowa Credit Union League
IBM 3YR OS 9x5x4 Netvsta A40	89.94	Iowa Credit Union League
IBM 3YR OS 9x5x4 Netvsta A40	89.94	Iowa Credit Union League
IBM 3YR OS 9x5x4 Netvsta A40	89.94	Iowa Credit Union League
IBM Multi-Burner Plus	113.84	Iowa Credit Union League
M50-S/N-1S818946ULKYY4VM	868.49	Iowa Credit Union League
M51-S/N-1S814123ULKGZC8G	1,015.89	Iowa Credit Union League
M52-S/N-1S8113FCULKLR309	978.23	Iowa Credit Union League
M52-S/N-1S8113FCULKLR341	978.23	Iowa Credit Union League
M52-S/N-1S8113FCULKLR351	978.23	Iowa Credit Union League
M52-S/N-1S8113FCULKLR365	978.23	Iowa Credit Union League
M52-S/N-1S8113FCULKLR385	978.23	Iowa Credit Union League
mmory 256 PC2100 (7)	115.00	Iowa Credit Union League
Monitor 17” S/N1S63324HN88GD181	37.40	Iowa Credit Union League
Monitor 17” S/N1S63324HN88GD208	37.40	Iowa Credit Union League
Monitor 17” S/N1S63324HN88GD212	37.40	Iowa Credit Union League
Monitor 17” S/N1S63324HN88GD224	37.40	Iowa Credit Union League
Monitor 17” -S/N-1S6734HB088XWN99	300.09	Iowa Credit Union League
Monitor 17” -S/N-1S6734HB088XWP02	300.09	Iowa Credit Union League
Monitor 17” -S/N-1S6734HB088XWP04	300.09	Iowa Credit Union League
Monitor 17”S/N1S63324HN88GD176	37.40	Iowa Credit Union League
Monitor 17”-S/N-4T000327	212.22	Iowa Credit Union League
Monitor 17”-S/N-4T000467	212.22	Iowa Credit Union League
NV M42-S/N1S830342UKCZ5YZN	246.34	Iowa Credit Union League
NV M42-S/N1S830342UKCZ5ZAX	246.34	Iowa Credit Union League
NV M42-S/N1S830342UKCZ5ZBH	246.34	Iowa Credit Union League
NV M42-S/N1S830342UKCZ5ZCG	246.34	Iowa Credit Union League
NV M42-S/N1S830342UKCZ6AAG	246.34	Iowa Credit Union League
NV M42-S/N1S830342UKCZ6AKV	246.34	Iowa Credit Union League
Office Pro 2003 License’s (12)	1,396.44	Iowa Credit Union League
Serial ATA Raid 241SA	322.79	Iowa Credit Union League
Sony DLT (15) & Maxtor 200GB	581.78	Iowa Credit Union League
Switch Tigerswitch 24 port	82.99	Iowa Credit Union League
T.P. Dock 11-S/N-1S287710U9988660	215.21	Iowa Credit Union League
T.P. Dock 11-S/N-1S287710U9988674	215.21	Iowa Credit Union League
TC M50-S/N-1S8189E8UKCFT7WA	490.70	Iowa Credit Union League
TC M50-S/N-1S8189E8UKCFT7WM	490.70	Iowa Credit Union League
TC M50-S/N-1S8189E8UKCFT7WT	490.70	Iowa Credit Union League
TC M52-S/N-SLK32507	929.72	Iowa Credit Union League
Thinkvision L170-S/N-1S6734AC088BMXZ7	308.63	Iowa Credit Union League
TP R51-S/N-1S28832YU99C0414	682.69	Iowa Credit Union League
TP R51-S/N-1S28832YU99C0422	682.69	Iowa Credit Union League
XSer 205-S/N1S848043XKPLMK59	233.70	Iowa Credit Union League
XSer 205-S/N1S848043XKPLMK79	233.70	Iowa Credit Union League
Xseries 206	741.19	Iowa Credit Union League
3’ Cat5 Cables & 52x24x52 LG IDE CD-Rew	19.63	Iowa Credit Union League/NCMIC
M42 NV-S/N-SKCTOVXT	362.22	Iowa Credit Union League/NCMIC
Monitor 17” LCD-S/N-A1K034901087	163.24	Iowa Credit Union League/NCMIC
20/40GB Internal Tape Drive & Cartridge	73.48	Iowa Dental Assc.
FortiGate-50 Network Firewall	51.58	Iowa Dental Assc.
XSer 205 - S/N1S84802AX78BM365	96.52	Iowa Dental Assc.
XSer 205 P4-2G 256GB- S/N SKPZW573	97.70	Iowa Dental Assc.
XSer 205 P4-2G 256GB-S/N SKPZW472	97.70	Iowa Dental Assc.
XSer 205 P4-2G 256GB-S/N SKPZW547	97.70	Iowa Dental Assc.
3 Year 8 x 5 Pro Protect	321.80	Iowa Grocery Industry Assn
FortiGate 60	392.28	Iowa Grocery Industry Assn

Description	Book Value	Location
	32.45	Iowa Healthcare Assn
NV M42-S/N-1S830722UKLDVC0A	147.35	Iowa Healthcare Assn
NV M42-S/N830721UKLFANOY	187.00	Iowa Healthcare Assn
(4) Adobe Creative Suites	1,898.28	Iowa Illinois Safety Council
512MB	112.95	Iowa Illinois Safety Council
Adobe Creative Suites (3)	1,938.37	Iowa Illinois Safety Council
FortiGate 60	497.10	Iowa Illinois Safety Council
Imac G5-S/N-SW85212MBSDX	1,204.29	Iowa Illinois Safety Council
Imac G5-S/N-SW85213RSSDX	1,204.29	Iowa Illinois Safety Council
Imac G5-S/N-SW852140SSDX	1,204.29	Iowa Illinois Safety Council
Imac G5-S/N-SW8521447SDX	1,204.29	Iowa Illinois Safety Council
M51-S/N-1S814324ULKAZM7Y	931.21	Iowa Illinois Safety Council
Monitor 17”-S/N-1S63324HN88CCPM6	151.96	Iowa Illinois Safety Council
T43-S/N-1S266892UL3B2609	2,232.61	Iowa Illinois Safety Council
Fortigate 60 Bundle	504.48	Iowa Kidney Stone Center
TC M50-S/N-1S8189F6UKCDP6TC	590.56	Iowa Kidney Stone Center
21.3 Black 1600 X 1200300CD/M21	706.51	Iowa Newspaper Assn
256MB	33.71	Iowa Newspaper Assn
256MB (2)	45.98	Iowa Newspaper Assn
Apple Power Mac G4 - S/N-SXB34500BPC1	414.36	Iowa Newspaper Assn
Apple Power Mac G4 - S/N-SXB34502JPC1	414.36	Iowa Newspaper Assn
Full 17 Viewable TFT LCD1280-S/N-PSX061524858	209.81	Iowa Newspaper Assn
Full 17” Viewable-S/N-PSX061927040	188.71	Iowa Newspaper Assn
Full 17” Viewable-S/N-PSX061927061	188.71	Iowa Newspaper Assn
HP jet Direct	40.27	Iowa Newspaper Assn
License	774.48	Iowa Newspaper Assn
Licenses	1,160.01	Iowa Newspaper Assn
M50 Tower-S/NKCNT99V	327.70	Iowa Newspaper Assn
M50 Tower-S/NKCNT99W	327.70	Iowa Newspaper Assn
M50-S/N1S8189E8UKCVB48V	331.07	Iowa Newspaper Assn
M50-S/N1S8189E8UKCXT93A	331.07	Iowa Newspaper Assn
M51 - S/N-SLKGDG1F	718.08	Iowa Newspaper Assn
M51-S/N-1S814324ULKDHR6W	886.10	Iowa Newspaper Assn
M51-S/N-1S814324ULKDKROX	886.10	Iowa Newspaper Assn
M51-S/N-1S814324ULPDBHK2	886.10	Iowa Newspaper Assn
M51-S/N-1S814324ULPDBKR3	886.10	Iowa Newspaper Assn
M51-S/N-LKDKR5H	886.10	Iowa Newspaper Assn
M52-S/n-1S8113D8ULKZKL9W	950.59	Iowa Newspaper Assn
M52-S/N-1S8215DDULKG2216	888.65	Iowa Newspaper Assn
Monitor 17” - S/N-1S63324HN88DR540	52.21	Iowa Newspaper Assn
Monitor 17” - S/N-1S63324HN88DR750	52.21	Iowa Newspaper Assn
Monitor 17” - S/N1S63324HN88DR769	53.41	Iowa Newspaper Assn
Monitor 17”-S/N1S673766N23V5202	66.46	Iowa Newspaper Assn
Monitor 17”-S/N1S673766N23V5210	66.46	Iowa Newspaper Assn
Monitor LCD BLK Monitor 15” - S/N3G128258	109.99	Iowa Newspaper Assn
Monitor-17” LCD-S/N-P1Q0524C6070	234.61	Iowa Newspaper Assn
Monitor-17” LCD-S/N-P1Q0524C6072	234.61	Iowa Newspaper Assn
Monitor-17” LCD-S/N-P1Q0524C6078	234.61	Iowa Newspaper Assn
Monitor-17” LCD-S/N-P1Q0524C6080	234.61	Iowa Newspaper Assn
Monitor-17” LCD-S/N-P1Q0524C6082	234.61	Iowa Newspaper Assn
Printer HP Color Laserjet-S/NSJPCKD20443	459.77	Iowa Newspaper Assn
Printer HP LJ1300-S/NSCNBB335028	92.26	Iowa Newspaper Assn
Printer LJ 1300	66.99	Iowa Newspaper Assn
Procurve Switch (2)	3,561.92	Iowa Newspaper Assn
R52 740-S/N-1S84722ULVV1390	1,556.58	Iowa Newspaper Assn
R52 740-S/N-1S84722ULVV1393	1,556.58	Iowa Newspaper Assn
TC M50-S/N 1S8189A2UKL29823	330.82	Iowa Newspaper Assn

Description	Book Value	Location
TP A31 - S/N-S-S99TBHCX	260.45	Iowa Newspaper Assn
TP A31 - S/N-S-S99TBHDT	260.45	Iowa Newspaper Assn
TP A31 - S/N-S-S99WDFMW	260.45	Iowa Newspaper Assn
TP R32 - S/N	331.14	Iowa Newspaper Assn
TP R40 - S/N-1S2681F9UFX59525	234.25	Iowa Newspaper Assn
TP R40 - S/N-1S2681F9UFX59576	234.25	Iowa Newspaper Assn
TP R40 -S/N1S2681F9UFX6289	285.03	Iowa Newspaper Assn
TP R40 -S/N1S2681F9UFX62904	301.34	Iowa Newspaper Assn
TP T42-S/N-1S2379R6U99V9548	1,597.82	Iowa Newspaper Assn
VE710B-2 17” LCD-S/N-PUN053400764	262.72	Iowa Newspaper Assn
Windows	1,531.20	Iowa Newspaper Assn
1PK 4MM 36/72GB	286.60	Iowa Newspaper Assn:IA Newspaper/Deployment
Fortigate 60 Bundle	504.48	Iowa Nurses’ Association
License	251.44	Iowa Nurses’ Association
M51	14.96	Iowa Nurses’ Association
Monitor 17”-S/N1S63324HN55VWXR2	66.77	Iowa Nurses’ Association
3 Year 8 x 5 Pro Protect for G60	407.80	Iowa Osteopathic Med Assn
3Ware ATA	261.84	Iowa Osteopathic Med Assn
512MB	94.23	Iowa Osteopathic Med Assn
FortiGate 60-S/N-FGT-602904403107	497.28	Iowa Osteopathic Med Assn
Maxtor 200GB-S/N-Y69CL6DE	106.97	Iowa Osteopathic Med Assn
Maxtor 200GB-S/N-Y69CM5RE	106.97	Iowa Osteopathic Med Assn
Maxtor 200GB-S/N-Y69CM9LE	106.97	Iowa Osteopathic Med Assn
Maxtor 200GB-S/N-Y69EPKWE	106.97	Iowa Osteopathic Med Assn
Xseries 206-S/N-SKPYMD46	670.53	Iowa Osteopathic Med Assn
FortiGate 60	246.86	Iowa State Bar Associstion
Pro Protect for FG60	173.60	Iowa State Bar Associstion
Veritas Backup	1,134.14	Iowa State Bar Associstion
21.3 Black 1600 X 1200300CD/M21-S/N-S59100842GA	866.12	Lakeview Surgery Center
21.3 Black 1600 X 1200300CD/M21-S/N-S59100847GA	866.12	Lakeview Surgery Center
21.3 Black 1600 X 1200300CD/M21-S/N-S59100849GA	866.12	Lakeview Surgery Center
256MB (14)	303.00	Lakeview Surgery Center
256MB PC2100 (3)	196.19	Lakeview Surgery Center
50 Port switch	258.73	Lakeview Surgery Center
512MB PC2700 2.5 (3)	262.68	Lakeview Surgery Center
All in Wonder X600PRO 256MB P (3)	548.35	Lakeview Surgery Center
APC Smart 1000 Tower-S/N-SAS0534113373	377.01	Lakeview Surgery Center
APC Smart 1000 Tower-S/N-SAS0534113929	377.01	Lakeview Surgery Center
APC Smart 1000 Tower-S/N-SAS0534210313	377.01	Lakeview Surgery Center
Cables to go 10’ Outlet	25.34	Lakeview Surgery Center
FortiGate 60-S/N FGT-602803032987	209.91	Lakeview Surgery Center
Fortigate 60-S/NFGT-602803033252	229.86	Lakeview Surgery Center
Full 17 Viewable TFT LCD 1280	240.37	Lakeview Surgery Center
Full 17 Viewable TFT LCD 1280	246.07	Lakeview Surgery Center
Full 17 Viewable TFT LCD 1280	267.22	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLMY273	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLMY277	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLMY282	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLMY286	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLNW613	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLPG017	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLPG018	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLPG019	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLPG020	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLPG022	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLPG028	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLRG165	330.55	Lakeview Surgery Center

Description	Book Value	Location
M50 TC-S/N#1S8189DAUKLRG167	330.55	Lakeview Surgery Center
M50 TC-S/N#1S8189DAUKLRG169	330.55	Lakeview Surgery Center
M50 TC-S/N-1S8189A2UKL29843	336.75	Lakeview Surgery Center
M51 DT 3.OP4-S/N-SLKKGW3M	1,054.33	Lakeview Surgery Center
M51 DT 3.OP4-S/N-SLKKGW3N	1,054.33	Lakeview Surgery Center
M51 DT 3.OP4-S/N-SLKKGW3Z	1,054.33	Lakeview Surgery Center
Monitor 17” LCD-S/N-3D01208X	132.92	Lakeview Surgery Center
Monitor 17” S/N3D030199	120.89	Lakeview Surgery Center
Monitor 17” S/N3D030219	120.89	Lakeview Surgery Center
Monitor 17” S/N3D030229	120.89	Lakeview Surgery Center
Monitor 17” S/N3D030279	120.89	Lakeview Surgery Center
Monitor 17” S/N3D030309	120.89	Lakeview Surgery Center
Monitor 17” S/N3D030319	120.89	Lakeview Surgery Center
Monitor 17” S/N3D030339	120.89	Lakeview Surgery Center
Monitor 17” S/N3D030349	120.89	Lakeview Surgery Center
Monitor 17” S/N3D030369	120.89	Lakeview Surgery Center
Monitor 17” S/N3D032619	120.89	Lakeview Surgery Center
Monitor 17” S/N3D032639	120.89	Lakeview Surgery Center
Monitor 17” S/N3D033909	120.89	Lakeview Surgery Center
Monitor 17” S/N3D033959	120.89	Lakeview Surgery Center
Monitor 17” S/N3D034799	120.89	Lakeview Surgery Center
NETG 8 Port 10/100 VPN Rout-S/N#FVS823AAD139516	48.22	Lakeview Surgery Center
Open file manager - License (CD)	310.70	Lakeview Surgery Center
Pro Protect for FG60	147.60	Lakeview Surgery Center
Pro Protect for FG60	161.60	Lakeview Surgery Center
TC M50 - S/N-1S8187F1UKCAK5PP	567.30	Lakeview Surgery Center
Thinkvision L170-S/N-1S6734AC055WPA77	276.52	Lakeview Surgery Center
XSer-205 - S/N#1S848033XKPPNA55	206.68	Lakeview Surgery Center
XSer-205 - S/N#1S848033XKPPNA67	206.68	Lakeview Surgery Center
XSer-205 - S/N#1S848033XKPPNB63	206.68	Lakeview Surgery Center
200GB 7200RPM 8MB Cache Pata	394.40	Medipharm
36 GB Hot-Swap	332.23	Medipharm
3Ware ATA	272.06	Medipharm
3YR FortiCare & 3YR FortiGuard	734.65	Medipharm
APC 1200VA XS Ser Bat Back	130.00	Medipharm
APC BE500U	488.85	Medipharm
Belk UPS Home 550VA (2)	114.26	Medipharm
FortiGate 60	464.92	Medipharm
Hard Drive (2)	661.82	Medipharm
IBM 3YR 9x5 NBD Servpac	174.79	Medipharm
License	1,183.73	Medipharm
License	5,856.10	Medipharm
M51-S/N-SLKGDC8D	718.76	Medipharm
M51-S/N-SLKGDC8X	718.76	Medipharm
M51-S/N-SLKGDF4P	718.76	Medipharm
M51-S/N-SLKGDF9F	718.76	Medipharm
M51-S/N-SLKGDG2G	718.76	Medipharm
M51-S/N-SLKGDG4W	718.76	Medipharm
M51-S/N-SLKGDG4Z	718.76	Medipharm
M51-S/N-SLKGDN0X	718.76	Medipharm
MS Select Office Pro	27.00	Medipharm
MS Select Windows Server	28.00	Medipharm
Serveraid 7K Adapter	1,841.52	Medipharm
SMC Ezswitch 10/100/1000	342.24	Medipharm
TP T30 - S/N99TKHWO	154.34	Medipharm
TP T42-S/N-1S2373KGUL322W88	1,714.14	Medipharm
TP T42-S/N-1S2373KGUL322X26	1,714.14	Medipharm

Description	Book Value	Location
TP T42-S/N-1S2373KGUL322X32	1,714.14	Medipharm
TP T42-S/N-1S2373KGUL322X48	1,714.14	Medipharm
TP T42-S/N-1S2373KGUL322X57	1,714.14	Medipharm
TP T42-S/N-1S2378FZU99VR559	1,218.40	Medipharm
X236 3.2 GHZ/1GB/Tower-S/N-SKQCAZ2A	3,323.22	Medipharm
Xseries 260 w/512MB-S/N-1S84822SUKQBLD6Y	788.57	Medipharm
(2) 1GB ECC for IBM	522.02	Merit Resources
256MB Sodimm F/Thinkpad A31 P	242.90	Merit Resources
512MB -(8)	385.56	Merit Resources
Adesso 1U Rackmount Drawer KE	221.05	Merit Resources
APC Cable Management Tray Kit	69.05	Merit Resources
APC Haedware Kit Netshelter	42.05	Merit Resources
APC HP Adapter Kit - L Class/	49.99	Merit Resources
APC Netshelter Fixed Shelf BL	92.63	Merit Resources
APC Netshelter Monitor Shelf	56.54	Merit Resources
APC Netshelter Mounting Kit F	39.27	Merit Resources
APC Rack PDU Basic Zero U 20A	222.61	Merit Resources
KVM Soho CBL Kit	48.76	Merit Resources
M50-S/N1S8185E3UKLLK568	407.56	Merit Resources
Monitor 15”-S/N-S43127242YA	172.55	Merit Resources
Monitor 17” S/N1S63324HN88FT091	43.34	Merit Resources
Monitor 17” -W/128MB Blk-S/N1S63324HN88Z7674	37.51	Merit Resources
Monitor 17” -W/128MB Blk-S/N1S63324HN88Z7780	37.51	Merit Resources
Monitor 17”-S/N-1S673766N23LY231	102.69	Merit Resources
Monitor 17”-S/N-1S673766N23MA706	102.69	Merit Resources
Monitor LCD 15”	87.09	Merit Resources
Monitor-17”-S/N-1S63324HNVRWLW89	160.01	Merit Resources
Mouse - Optical (9)	55.91	Merit Resources
Netshelter APC Monitor Shelf	85.86	Merit Resources
Netshelter VX Base Enclosure	287.80	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZCK	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZLW	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZMN	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZMP	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZMR	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZMX	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZNC	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZNF	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZPY	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZPZ	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZVW	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ5ZXV	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6AVP	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6DHL	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6DHN	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6DHV	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6DKP	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6DKR	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6DKW	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6DLG	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6DLH	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6DLP	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6FDZ	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6FFG	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6FKP	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6MNW	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZ6MRZ	257.91	Merit Resources

Description	Book Value	Location
NV M42 W/256MB- S/N1S830342UKCZ6NGM	257.91	Merit Resources
NV M42 W/256MB- S/N1S830342UKCZFKN	257.91	Merit Resources
NV M42-S/N1S830721UKCM6TWM	204.45	Merit Resources
Office Pro 2003 License’s (37)	4,304.69	Merit Resources
R40 TP-S/N-1S272326UFX81905	462.18	Merit Resources
Soho 4-Port PS/2	67.35	Merit Resources
T43 750 Cen-S/N-SL3BD430	1,519.33	Merit Resources
T43-S/N-1S2687DEUL3BZ290	1,560.19	Merit Resources
TC M50 - S/N-1S818946UKCAA8VF	529.85	Merit Resources
TC M50-S/N-1S818743UKCFW5FH	644.88	Merit Resources
TC M50-S/N-1S818743UKCFX7TN	644.88	Merit Resources
Thinkpad Mini Dock	176.38	Merit Resources
Tower to Rack conversion kit	297.19	Merit Resources
TP Dock 11	137.52	Merit Resources
TP R32 - S/N	331.14	Merit Resources
TP R40 - S/N1S2681F9UFXB9827	338.78	Merit Resources
TP R40 -S/N1S2681F9UFX59505	339.73	Merit Resources
TP R40 -S/N1S2681F9UFX59514	339.74	Merit Resources
TP R40 -S/N1S2681F9UFX59522	339.74	Merit Resources
TP R40 -S/N1S2681F9UFX59574	339.74	Merit Resources
TP R40 -S/N1S2681F9UFX59626	339.74	Merit Resources
TPT41-S/N-1S23739FUL3R0GXZ	1,197.48	Merit Resources
TPT41-S/N-1S23739FUL3R0HFR	1,197.48	Merit Resources
UPS	96.62	Merit Resources
3Ware ATA	257.23	Micoy
3YR 9x5 Servpac	169.79	Micoy
M51-S/N-SLKGDG2T	719.21	Micoy
Maxtor 200GB (4)	370.40	Micoy
TeleVantage Phone System	4,286.00	Micoy
Xseries 206-S/N-1S84822SU99VGX89	749.96	Micoy
Utility Server Parts	1,525.00	MPI Services
Utility Service Parts per Brian - NR	528.00	MPI Services
17” Monitor CRT-S/N-1S673766N23MC162	106.28	National Management Corp
17” Monitor CRT-S/N-1S673766N23MD054	106.28	National Management Corp
17” Monitor CRT-S/N-1S673766N23MD066	106.28	National Management Corp
17” Monitor CRT-S/N-1S673766N23MW851	106.28	National Management Corp
17” Monitor CRT-S/N-1S673766N23MW855	106.28	National Management Corp
17” Monitor CRT-S/N-1S673766N23MW856	106.27	National Management Corp
17” Monitor CRT-S/N-1S673766N23MW857	106.27	National Management Corp
17” Monitor CRT-S/N-1S673766N23MW864	106.27	National Management Corp
17” Monitor CRT-S/N-1S673766N23MW865	106.27	National Management Corp
17” Monitor CRT-S/N-1S673766N23MW875	106.27	National Management Corp
17” Monitor LCD-S/N-1S6734HB088YXY01	321.68	National Management Corp
17” Monitor LCD-S/N-1S6734HB088YXY03	321.68	National Management Corp
17” Monitor LCD-S/N-1S6734HB088YXY04	321.68	National Management Corp
17” Monitor-S/N-1S63324CN23MP394	157.48	National Management Corp
256MB	42.06	National Management Corp
3 YR Pro Protect	272.80	National Management Corp
FortiGate 60	332.16	National Management Corp
FortiGate 60	346.16	National Management Corp
M51-S/N-SLKYW0HT	899.16	National Management Corp
Monitor 17”-S/N1S63324HN88AAHZ1	110.80	National Management Corp
Monitor 17”-S/N1S63324HN88AAKC5	110.80	National Management Corp
NV M42 - S/N 1S830722UKLFVD3N	109.29	National Management Corp
TC M50-S/N-1S8189F6UKCLC8CX	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8CY	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8DF	616.93	National Management Corp

Description	Book Value	Location
TC M50-S/N-1S8189F6UKCLC8DG	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8DM	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8DR	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8DV	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8DZ	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8FA	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8FC	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8FK	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8FN	616.93	National Management Corp
TC M50-S/N-1S8189F6UKCLC8FP	616.93	National Management Corp
3 YR 9x5 Service Pac	144.79	Plum Building Systems
3 YR 9x5 Service Pac	146.31	Plum Building Systems
512MB	126.05	Plum Building Systems
Maxtor 200GB-S/N-Y65E84XE	84.61	Plum Building Systems
Maxtor 200GB-S/N-Y65JQ2ME	84.61	Plum Building Systems
Xseries 206-S/N-1S84821SUKPAFM20	528.54	Plum Building Systems
1PK 4MM 36/72GB	181.60	Premier Credit Union
256MB	28.98	Premier Credit Union
36/72GB DDS Generation	665.25	Premier Credit Union
512MB -(2)	118.67	Premier Credit Union
Backup Exec V10 Win-Small Bis	895.08	Premier Credit Union
Configuration Order - Server	2,144.94	Premier Credit Union
FortiGate 60-S/N FGT-602803033010	209.91	Premier Credit Union
HP 75 Sheet Envelope Feeder	131.64	Premier Credit Union
Laserjet 4300DTN 45PPM-S/N-SCNGY441994	1,144.43	Premier Credit Union
Leadtek TV-Tuner	74.97	Premier Credit Union
Leadtek TV-Turner	49.98	Premier Credit Union
M50 -S/N 1S8185D3UKLFN548	306.38	Premier Credit Union
M50 -S/N 1S8185D3UKLFN575	306.38	Premier Credit Union
M50 -S/N 1S8185D3UKLGD093	306.38	Premier Credit Union
M50 -S/N 1S8185D3UKLGD096	306.38	Premier Credit Union
M50 -S/N 1S8185D3UKLGD097	306.38	Premier Credit Union
M52-S/N-1S8215DDULKRF224	937.82	Premier Credit Union
M52-S/N-1S8215DDULKRF569	937.82	Premier Credit Union
M52-S/N-1S8215DDULKRF576	937.82	Premier Credit Union
M52-S/N-1S8215DDULKRF673	937.82	Premier Credit Union
M52-S/N-1S8215DDULKRF925	937.82	Premier Credit Union
M52-S/N-1S8215DDULKRG221	937.82	Premier Credit Union
M52-S/N-1S8215DDULKRK541	937.82	Premier Credit Union
M52-S/N-SLKKD400	937.82	Premier Credit Union
M52-S/N-SLKKD402	937.82	Premier Credit Union
M52-S/N-SLKKD403	937.82	Premier Credit Union
M52-S/N-SLKKD404	937.82	Premier Credit Union
M52-S/N-SLKKD411	937.82	Premier Credit Union
M52-S/N-SLKKT523	937.82	Premier Credit Union
M52-S/N-SLKMP618	937.82	Premier Credit Union
M52-S/N-SLKMP619	937.82	Premier Credit Union
M52-S/N-SLKMP620	937.82	Premier Credit Union
M52-S/N-SLKMP627	937.82	Premier Credit Union
M52-S/N-SLKMP628	937.82	Premier Credit Union
M52-S/N-SLKMP629	937.82	Premier Credit Union
M52-S/N-SLKMP632	937.82	Premier Credit Union
M52-S/N-SLKMP633	937.82	Premier Credit Union
M52-S/N-SLKMP634	937.82	Premier Credit Union
M52-S/N-SLKMP640	937.82	Premier Credit Union
M52-S/N-SLKMP641	937.82	Premier Credit Union
M52-S/N-SLKMP668	937.82	Premier Credit Union

Description	Book Value	Location
Memory 256MB (5)	82.00	Premier Credit Union
Monitor - 17” - S/N4D003532	215.97	Premier Credit Union
Monitor - 17” - S/N4D003592	215.97	Premier Credit Union
Monitor - 17” - S/N4D005332	215.97	Premier Credit Union
Monitor - 17” - S/N4D005412	215.97	Premier Credit Union
Monitor 17” LCD-S/N-4D007062	236.74	Premier Credit Union
Monitor 17” LCD-SN8819505	191.00	Premier Credit Union
Monitor 17” LCD-SN8819594	191.00	Premier Credit Union
Monitor 17” LCD-SN8819595	191.00	Premier Credit Union
Monitor 17” LCD-SN8819596	191.00	Premier Credit Union
Monitor 17” LCD-SN8819597	191.00	Premier Credit Union
Monitor 17” LCD-SN8819601	191.00	Premier Credit Union
Monitor 17” LCD-SN8819602	191.00	Premier Credit Union
Monitor 17” LCD-SN8819603	191.00	Premier Credit Union
Monitor 17” LCD-SN8819604	191.00	Premier Credit Union
Monitor 17” LCD-SN8819605	191.00	Premier Credit Union
Monitor 17” LCD-SN8819609	191.00	Premier Credit Union
Monitor 17” LCD-SN8819610	191.00	Premier Credit Union
Monitor 17” LCD-SN8819611	191.00	Premier Credit Union
Monitor 17” LCD-SN8819612	191.00	Premier Credit Union
Monitor 17” LCD-SN8819613	191.00	Premier Credit Union
Monitor 17” LCD-SN8819614	191.00	Premier Credit Union
Monitor 17” LCD-SN8819617	191.00	Premier Credit Union
Monitor 17” LCD-SN8819618	191.00	Premier Credit Union
Monitor 17” LCD-SN8819619	191.00	Premier Credit Union
Monitor 17” LCD-SN8819620	191.00	Premier Credit Union
Monitor 17”-S/N1S63324HN55VXFZ4	70.65	Premier Credit Union
Monitor LCD 17” S/N 3D033119	128.16	Premier Credit Union
Monitor LCD 17” S/N 3D033179	128.16	Premier Credit Union
Monitor LCD 17” S/N 3D033459	128.16	Premier Credit Union
Monitor LCD 17” S/N 3D033529	128.16	Premier Credit Union
Monitor LCD 17”	109.41	Premier Credit Union
MonitorLCD 17” S/N 3D033209	128.16	Premier Credit Union
NV M42-S/N1S830761UKLAWA83	271.94	Premier Credit Union
Office 2003 Basic & Professional	176.85	Premier Credit Union
Printer Laserjet 4200TN w env fdr	679.66	Premier Credit Union
Printer LJ 4600	828.55	Premier Credit Union
Pro Protect for FG60	147.60	Premier Credit Union
Prosafe 48PT GIG Smart-Swxh G	733.18	Premier Credit Union
S50 - S/N1S818323UKCZA27P	421.28	Premier Credit Union
S50 - S/N1S818323UKCZA29T	421.28	Premier Credit Union
S50 - S/N1S818323UKCZA30K	421.28	Premier Credit Union
S50 - S/N1S818323UKCZA31F	421.28	Premier Credit Union
S50 TC-SN-KLNM303-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNM307-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNM308-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNM331-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNM371-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNM389-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN707-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN716-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN723-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN727-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN739-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN741-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN747-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN748-512 MB	360.00	Premier Credit Union

Description	Book Value	Location
S50 TC-SN-KLNN751-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN756-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN766-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN774-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN778-512 MB	360.00	Premier Credit Union
S50 TC-SN-KLNN785-512 MB	360.00	Premier Credit Union
Switch 48-port tiger	259.45	Premier Credit Union
Netg 4Port Router	183.14	ProScription Services, LLC.
Fortigate 100	514.78	Reynolds & Reynolds
NV M42- S/N 1Z3E047W.343601607	94.53	Reynolds & Reynolds
NV M42- S/N 1Z3E047W.345684195	94.53	Reynolds & Reynolds
Fortigate 60	331.16	School Administrators of Iowa
3 YR Pro Protect	272.80	School Administrators of Iowa:SAI/Extras
License	30.15	Software Spectrum
License	533.28	Software Spectrum
License	535.30	Software Spectrum
License	1,192.60	Software Spectrum
License	3,584.11	Software Spectrum
160GB 7200RPM SATA HDD-Simple	268.12	Soil & Water Conservation Society
1GMB Intelstn	231.91	Soil & Water Conservation Society
2 Year 8 X 5 Pro Protect for G60	310.25	Soil & Water Conservation Society
200GB 7200RPM 8MB Cache Pata	395.96	Soil & Water Conservation Society
3Ware ATA 133 Raid Controller	265.86	Soil & Water Conservation Society
3YR 9x5 NBD Servpac	180.00	Soil & Water Conservation Society
512MB	763.04	Soil & Water Conservation Society
Backup Exec V10 Win SVR	466.02	Soil & Water Conservation Society
Backup Exec V10 Win-Exchange	577.02	Soil & Water Conservation Society
Fortigate 60	495.62	Soil & Water Conservation Society
XSer 205 - S/N-1S848043XKPFKH58	162.98	Soil & Water Conservation Society
XSer 205 S/N-SKPZW675	103.69	Soil & Water Conservation Society
FortiGate 60-S/N-FGT-602905403411	437.09	Starr Litigation Services
FortiGate 60-S/N-FGT-602905403525	437.08	Starr Litigation Services
2 Year 8 X Pro Protect for G60	329.64	The Printing Station-Cust
FortiGate 60	258.16	The Printing Station-Cust
FortiGate-100 Network Firewall	125.58	The Printing Station-Cust
Integration & Configuration	100.00	The Printing Station-Cust
Serial ATA Raid	288.36	The Printing Station-Cust
Server	2,043.89	The Printing Station-Cust
XSer 205 - S/NSKPZW578	88.56	The Printing Station-Cust
(2) Fortigate 60	874.17	Westcon
2910LP U160 Rackmount int/ex	260.01	Windsor Heights
2YR FortiGuard: Web FG100	805.61	YMCA
3 Year 8 x 5 Pro Protect for G100	736.52	YMCA
3Ware ATA 133 Raid Controller	270.64	YMCA
3Ware ATA 133 Raid Controller (8)	2,115.60	YMCA
3YR FortiCare (5)	6,362.15	YMCA
3YR FortiCare:8x5 FG60 (2)	519.45	YMCA
3YR FotiGuard: AV & IPS FG60 (2)	948.85	YMCA
512MB	95.54	YMCA
512MB (8)	637.92	YMCA
APC 650VA Battery Backup	74.20	YMCA
AV FG60 & 8X5 FG60	536.36	YMCA
Conn 80GB 2.5 5400RPM	156.70	YMCA
FG-60-US-FortiGate 60-S/N-FGT-602905400534	468.52	YMCA
FG-60-US-FortiGate 60-S/N-FGT-602905401079	468.51	YMCA
FortiGate 60	439.37	YMCA
FortiGate 60 (2)	2,281.09	YMCA

Description	Book Value	Location
HDD 40GB EIDE UDMA-133 HD 7200	184.25	YMCA
IBM 3YR 9x5 NBD Servoac F/X	1,359.32	YMCA
IBM 3YR 9X5 NBD Servpac	156.35	YMCA
Maxtor 200GB (32)	2,938.10	YMCA
Maxtor 200GB-S/N-Y669EL8LE	108.72	YMCA
Maxtor 200GB-S/N-Y669F4XE	108.72	YMCA
Maxtor 200GB-S/N-Y669WHEE	108.72	YMCA
Maxtor 200GB-S/N-Y66EJVQE	108.72	YMCA
XSer 205 - S/N-1S848043XKPFKH95	162.98	YMCA
XSer 205 - S/N-1S848043XKPFKK01	162.98	YMCA
XSer 205 - S/N-1S848043XKPFKK10	162.98	YMCA
XSer 205 S/N-SKPZW359	103.68	YMCA
XSer 205 S/N-SKPZW460	103.68	YMCA
XSer 205 S/N-SKPZW629	103.69	YMCA
Xseries 206-S/N-1S84822SUKQAZT9B	670.52	YMCA
Xseries 206-S/N-1S84822SUKQAZT9R	670.52	YMCA
Xseries 206-S/N-1S84822SUKQAZT9X	670.53	YMCA
Xseries 206-S/N-1S84822SUKQAZT9Y	670.53	YMCA
Xseries 206-S/N-1S84822SUKQAZV0G	670.53	YMCA
Xseries 206-S/N-1S84822SUKQAZV0Y	670.53	YMCA
Xseries 206-S/N-SKPYTT77	654.47	YMCA
Xseries 206-S/N-SKPZPA69	654.47	YMCA

Schedule 1(a)(iii) Intellectual Property
as of September 8, 2006

1)	Computility Business Management System (aka BMS, AMS, and Tracker)

a.	Description: Tracker is a software-as-a-service software application built in PHP and MySQL. The primary function of the system is for Customer Relationship Management (CRM).

b.	Derivatives: Tracker is sold nationally as the Association Management System (AMS) and the Business Management System (BMS).

2)	Computility Utility Management System (UMS)

a.
Description: UMS is a PHP software application for managing server systems and user administration. The system pulls data from multiple sources and displays in common interface. The system also sends commands to Utilityservers and Backup Vaults. Some of the sources the UMS pulls from are non-Computility owned sources such as Nagios, Open LDAP and Fortinet logs.

b.	Derivatives: UMS includes a scripting system to manage online data backups and restores from Utilityservers based on the Rsync script.

3)	Computility Communication Management System (CMS)

a.
Description: CMS is a software application for single sign and frame wrapper interface for user to centrally access the web applications: Squirrel Mail (webmail), Web Calendar, PHP Digg based Intranet Files, News, and Search, and DadaMail (emailing list manager).

4)	Computility Utilityserver Build

a.	Description: Utilityserver is a set of software scripts to build a Gentoo Linux based server system.

5)	Computility Portal and Ecommerce Management System (PEMS)

a.	Description: PEMS is software scripts for integrating Tracker with open source applications Joomla and OS Commerce.

6)	Computility Brand

a.	Domains: Computility.com, Computilty.com, Computiltiy.com, Computility-archive.com, Computility-mlm.com, Computility.org, Computility.info, Computility.biz, and Computility.net.

b.	Website and Marketing collateral: www.computility.com files

c.	Common Law Trademarks: Computility, Harvest Services, Harvest Systems, Computility Management Suite

d.	Logos: The marks as shown here and derivatives based thereon:

Smart CRM, Inc.
A/R Aging Summary
As of September 29, 2006

SCHEDULE 1(a)(iv) Account Receivable 9/29/2006

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Amer Ag Econ Assn
Amer AG Econ Assn/Credit Memo	0.00	0.00	0.00	189.00	-3,615.00	-3,426.00
Amer AG Econ Assn/Deployment	0.00	0.00	0.00	0.00	-470.00	-470.00
Amer Ag Econ Assn/Extras	72.00	0.00	0.00	0.00	0.00	72.00
Total Amer Ag Econ Assn	72.00	0.00	0.00	189.00	-4,085.00	-3,824.00

American Concrete Payement Assoc.
American Concrete Pavement/ Credit Memo	0.00	888.00	0.00	0.00	-3,584.00	-2,696.00
Total American Concrete Pavement Assoc.	0.00	888.00	0.00	0.00	-3,584.00	-2,696.00

American Counseling Association
American Counseling/Credit Memo	0.00	0.00	0.00	0.00	0.00	0.00
American Counseling/Extras	1,260.00	0.00	0.00	0.00	0.00	1,260.00
Total American Counseling Association	1.260.00	0.00	0.00	0.00	0.00	1,260.00

American Express
American Express/Extras	18.00	0.00	0.00	0.00	0.00	18.00
Total American Express	18.00	0.00	0.00	0.00	0.00	18.00

Anawim
Anawim/Credit Memo	0.00	0.00	0.00	111.00	-111.00	0.00
Anawim/Extras	240.00	0.00	0.00	0.00	0.00	240.00
Total Anawim	240.00	0.00	0.00	111.00	-111.00	240.00

Arizona Assisted Living Federation
Arizona Assisted Living Fed/Credit Memo	0.00	0.00	0.00	0.00	0.00	0.00
Total Arizona Assisted Living Federation	0.00	0.00	0.00	0.00	0.00	0.00

Associated General Contractors
Assoc. Genl. Contractors/Credit Memo	0.00	0.00	0.00	0.00	-624.00	-624.00
Total Associated General Contractors	0.00	0.00	0.00	0.00	-624.00	-624.00

Association & Legislative Resources, Inc.	0.00	0.00	0.00	0.00	-10.00	-10.00
Bob Hyde.	0.00	10.00	0.00	0.00	0.00	10.00
Brian Clark
Brian Clark/Deployment	395.00	0.00	0.00	0.00	0.00	395.00
Total Brian Clark	395.00	0.00	0.00	0.00	0.00	395.00

Calvin Community
Calvin Community/Credit Memo	0.00	0.00	0.00	0.00	-12.00	-12.00
Calvin Community/Extras	243.000	0.00	0.00	0.00	12.30	255.30
Calvin Community - Other	0.00	193.68	0.00	0.00	0.00	193.68
Total Calvin Community	243.00	193.68	0.00	0.00	0.30	436.98

Cellular Advantage
Cell Adv/Deployment	0.00	513.12	0.00	0.00	0.00	513.12
Total Cellular Advantage	0.00	513.12	0.00	0.00	0.00	513.12

Smart CRM, Inc.
A/R Aging Summary
As of September 29, 2006

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Confederation of Oregon School Admin.
Confed. of Oregon School/Credit Memo	0.00	2.028.00	-6,000.00	0.00	0.00	-3,972.00
Total Confederation of Oregon School Admin.	0.00	2,028.00	-6,000.00	0.00	0.00	-3,972.00

Cornerstone Family Church
CFC/Deployment	75.00	0.00	0.00	0.00	0.00	75.00
Total Cornerstone Family Church	75.00	0.00	0.00	0.00	0.00	75.00

Country Clinic Medical Services	0.00	0.00	0.00	0.00	0.10	0.10
Credit Union Assoc. of Oregon
Credit Union Assoc. of Oregon/Credit Memo	0.00	0.00	0.00	0.00	0.00	0.00
Total Credit Union Assoc. of Oregon	0.00	0.00	0.00	0.00	0.00	0.00

Crop 1 Insurance
Crop 1 Insurance/Credit Memo	0.00	0.00	0.00	0.00	-270.00	-270.00
Total Crop 1 Insurance	0.00	0.00	0.00	0.00	-270.00	-270.00

Des Moines Playhouse
DM Playhouse/Deployment	125.00	0.00	0.00	0.00	0.00	125.00
Total Des Moines Playhouse	125.00	0.00	0.00	0.00	0.00	125.00

Dynamic Resources
Dynamic Resources/Credit Memo	0.00	0.00	0.00	1,102.00	-4,494.00	-3,392.00
Dynamic Resources/Extras	504.00	0.00	594.00	0.00	0.00	1,098.00
Dynamic Resources - Other	0.00	-1,102.00	0.00	0.00	4.00	-1,098.00
Total Dynamic Resources	504.00	-1,102.00	594.00	1,102.00	-4,490.00	-3,392.00

Empire State Assoc. of Assisted Living
Empire Slate Assoc./Credit Memo	0.00	-4,200.00	0.00	0.00	0.00	-4,200.00
Empire State Assoc. of Assisted Living - Other	0.00	-205.00	0.00	0.00	0.00	-205.00
Total Empire State Assoc. of Assisted Living	0.00	-4,405.00	0.00	0.00	0.00	-4,405.00

Fisher Consulting, LLC
Fisher Consulting/Extras	0.00	0.00	0.00	0.00	-1,320.00	-1,320.00
Total Fisher Consulting, LLC	0.00	0.00	0.00	0.00	-1,320.00	-1,320.00

Florida Assisted Living Affiliation
Florida Assisted Living/Credit Memo	0.00	-2,900.00	0.00	0.00	0.00	-2,900.00
Total Florida Assisted Living Affiliation	0.00	-2,900.00	0.00	0.00	0.00	2,900.00

Foster Group
Foster Group/Extras	4,560.00	0.00	0.00	0.00	0.00	4,560.00
Total Foster Group	4,560.00	0.00	0.00	0.00	0.00	4,560.00

Fred Nesbit Distributing Co
Fred Nesbit/Credit Memo	0.00	0.00	0.00	0.00	-10,080.00	-10,080.00
Fred Nesbit/Extras	180.00	0.00	0.00	0.00	0.00	180.00
Total Fred Nesbit Distributing Co	180.00	0.00	0.00	0.00	-10,080.00	-9,900.00

Smart CRM, Inc.
A/R Aging Summary
As of September 29, 2006

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Greater DM Convention & Visitors Bureau
Greater DM Convention/CM Exchange Support	0.00	0.00	0.00	-12,960.00	0.00	-12,960.00
Greater DM Convention/CM Implementation	0.00	0.00	0.00	-3,600.00	0.00	-3,600.00
Total Greater DM Convention & Visitors Bureau	0.00	0.00	0.00	-16,560.00	0.00	-16,560.00

Hanser & Associates	0.00	0.00	0.00	0.00	-0.01	0.01
Heartland Assembly of God	0.00	0.00	0.00	0.00	-5.90	-5.90
Illinois Rural Water Association
Illinois Rural Water/Credit Memo	0.00	3,252.00	0.00	-3,804.00	0.00	-552.00
Total Illinois Rural Water Association	0.00	3,252.00	0.00	-3,804.00	0.00	-552.00

IMTA
IMTA/Extras	0.00	105.00	-1,000.00	80.00	700.00	-115.00
Total IMTA	0.00	105.00	-1,000.00	80.00	700.00	-115.00

Indiana Assoc. of Rehab. Facilities
Indiana Assoc. of Rehab/Credit Memo	0.00	-6,000.00	0.00	0.00	0.00	-6,000.00
Total Indiana Assoc. of Rehab. Facilities	0.00	-6,000.00	0.00	0.00	0.00	-6,000.00

Indiana Motor Truck Association
Indiana MTA/Credit Memo	0.00	0.00	0.00	0.00	-36.00	-36.00
Total Indiana Motor Truck Association	0.00	0.00	0.00	0.00	-36.00	-36.00

Indiana Youth Institute
Indiana Youth Institute/Credit Memo	0.00	996.00	0.00	936.00	-6,000.00	-4,068.00
Total Indiana Youth Institute	0.00	996.00	0.00	936.00	-6,000.00	-4,068.00

Insurance Institute of lndiana
Insurance Institute of Indiana/Credit Memo	0.00	0.00	0.00	0.00	-444.00	-444.00
Total Insurance Institute of lndiana	0.00	0.00	0.00	0.00	-444.00	-444.00

International Prepress Assoc.
International Prepress/Credit Memo	0.00	0.00	0.00	0.00	-168.00	-168.00
Total International Prepress Assoc.	0.00	0.00	0.00	0.00	-168.00	-168.00

Internet Solver Inc.
Internet Solver Inc./Credit Memo	0.00	0.00	0.00	0.00	-528.00	-528.00
Total Internet Solver Inc.	0.00	0.00	0.00	0.00	-528.00	-528.00

Intl Assn for Food Protection
Intl Assn for Food Prot/Extras	0.00	0.00	0.00	0.00	-1,265.00	-1,265.00
Total Intl Assn for Food Protection	0.00	0.00	0.00	0.00	-1,265.00	-1,265.00

Iowa Association of Business & Industry
IA Assoc Business & Industry/Credit Memo	0.00	0.00	0.00	0.00	0.00	0.00
Total Iowa Association of Business & Industry	0.00	0.00	0.00	0.00	0.00	0.00

Iowa Association of Community Providers
IA Assoc Community Providers/Extras	0.00	0.00	0.00	0.00	-1,176.00	-1,176.00

Smart CRM, Inc.
A/R Aging Summary
As of September 29, 2006

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Total Iowa Association of Community Providers	0.00	0.00	0.00	0.00	-1,176.00	-1,176.00

Iowa Business Council	35.00		0.00	0.00	0.00	35.00
Iowa Care Givers
Iowa Care Givers/Extras	0.00	0.00	-9.00	0.00	0.00	-9.00
Iowa Care Givers.Other	0.00	19.00	-10.00	0.00	0.00	9.00
Total Iowa Care Givers	0.00	19.00	-19.00	0.00	0.00	0.00

Iowa Chiropractic Society
Iowa Chiropractic Society/Credit Memo	0.00	660.00	1,368.00	-5,640.00	0.00	-3,612.00
Total Iowa Chiropractic Society	0.00	660.00	1,368.00	-5,640.00	0.00	-3,612.00

Iowa Credit Union League
Iowa Credit Union/CM Exchange Support	0.00	207.00	0.00	0.00	-15,759.00	-15,552.00
Iowa Credit Union/CM Implementation	0.00	684.00	0.00	0.00	-.4,077.00	-3,393.00
Total Iowa Credit Union League	0.00	891.00	0.00	0.00	-19,836.00	-18,945.00

Iowa Grocery Industry Assn
Iowa Grocery /Extras	0.00	0.00	-360.00	0.00	360.00	0.00
Total Iowa Grocery Industry Assn	0.00	0.00	-360.00	0.00	360.00	0.00

Iowa Kidney Stone Center
Iowa Kidney Stone Center/Extras	27.00	0.00	0.00	0.00	0.00	27.00
Total Iowa Kidney Stone Center	27.00	0.00	0.00	0.00	0.00	27.00

Iowa Osteopathic Med Assn
Iowa Osteopathic Medical/Credit Memo	0.00	0.00	0.00	0.00	-132.00	-132.00
Total Iowa Osteopathic Med Assn	0.00	0.00	0.00	0.00	-132.00	-132.00

John Notch/Extras	0.00	0.00	0.00	0.00	0.00	0.00
John Tone	18.00	0.00	0.00	0.00	0.00	18.00
Johnston Business & Conference Center	0.00	0.00	-35.00	35.00	0.00	0.00
Kansas Health Care Association
Kansas Health Care/Credit Memo	0.00	0.00	0.00	0.00	0.00	0.00
Total Kansas Health Care Association	0.00	0.00	0.00	0.00	0.00	0.00

Kansas Pest Control Association
Kansas Pest Control/Credit Memo	0.00	0.00	0.00	0.00	-1,020.00	-1,020.00
Total Kansas Pest Control Association	0.00	0.00	0.00	0.00	-1,020.00	-1,020.00

Karl Chevrolet
Karl Chevrolet/Extras	0.00	1,872.00	0.00	96.00	-15,840.00	-13,872.00
Total Karl Chevrolet	0.00	1,872.00	0.00	96.00	-15,840.00	-13,872.00

Kentucky Rural Water Association Inc.
Kentucky Rural Water/Extras	0.00	0.00	0.00	0.00	-516.00	-516.00
Total Kentucky Rural Water Association Inc.	0.00	0.00	0.00	0.00	-516.00	-516.00

Lutheran Education Association
Lutheran Education/Credit Memo	0.00	0.00	60.00	0.00	-2,376.00	-2,316.00

Smart CRM, Inc.
A/R Aging Summary
As of September 29, 2006

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Total Lutheran Education Association	0.00	0.00	60.00	0.00	-2,376.00	-2,316.00

Mary Donaghy Insurance	0.00	0.00	0.00	2,212.55	-2,212.55	0.00
Maryland & D.C. Credit Union Assoc.
Maryland & D.C. Credit Union/Extras	0.00	0.00	0.00	0.00	-841.50	-841.50
Total Maryland & D.C. Credit Union Assoc.	0.00	0.00	0.00	0.00	-841.50	-841.50

Mayer Farm Implements Inc.	171.00	0.00	0.00	0.00	0.00	171.00
Medipharm
Medipharm/Credit Memo	0.00	0.00	0.00	0.00	-1,572.00	-1,572.00
Total Medipharm	0.00	0.00	0.00	0.00	-1,572.00	-1,572.00

Meeting & Assoc. Prof. Inc.
Meeting & Assoc. Prof. Inc./Credit Memo	0.00	0.00	1,428.00	0.00	-1,428.00	0.00
Meeting & Assoc. Prof. Inc. - Other	0.00	0.00	0.00	0.00	0.10	0.10
Total Meeting & Assoc. Prof. Inc.	0.00	0.00	1,428.00	0.00	-1,427.90	0.10

Merit Resources
Merit Resources/Credit Memo	216.00	552.00	0.00	980.00	-3,000.00	1,252.00
Merit Resources/Deployment	0.00	220.00	0.00	0.00	0.00	220.00
Merit Resources/Extras	0.00	0.00	0.00	500.00	113.01	613.01
Merit Resources - Other	0.00	10,470.60	0.00	0.00	0.00	10,470.60
Total Merit Resources	216.00	11,242.60	0.00	1,480.00	-2,885.99	10,051.61

Michigan Concrete Association
Michigan Concrete/Credit Memo	0.00	528.00	0.00	0.00	-3,960.00	-3,432.00
Total Michigan Concrete Association	0.00	528.00	0.00	0.00	-3,960.00	-3,432.00

Michigan Floral Association
Michigan Floral Association/Credit Memo	0.00	192.00	0.00	0.00	0.00	192.00
Total Michigan Floral Association	0.00	192.00	0.00	0.00	0.00	192.00

Micoy
Micoy/Deployment	0.00	0.00	-525.00	0.00	525.00	0.00
Micoy/Extras	0.00	-1,458.00	225.00	225.00	1,008.00	0.00
Micoy - Other	0.00	-8,854.34	1,469.07	1,469.07	5,916.20	0.00
Total Micoy	0.00	-10,312.34	1,169.07	1,694.07	7,449.20	0.00

Minnesota Housing Partnership
Minnesota Housing/Credit Memo	0.00	0.00	0.00	0.00	-1,400.00	-1,400.00
Total Minnesota Housing Partnership	0.00	0.00	0.00	0.00	-1,400.00	-1,400.00

Mrs Clark’s Foods Inc
Mrs Clark’s Foods/Extras	0.00	0.00	24.00	0.00	-1,200.00	-1,176.00
Total Mrs Clark’s Foods Inc	0.00	0.00	24.00	0.00	-1,200.00	-1,176.00

Nat’l, Assoc. of Independent Lighting
Nat’l, Assoc. of Independent /Extras	0.00	0.00	0.00	0.00	-301.50	-301.50
Total Nat’l, Assoc. of Independent Lighting	0.00	0.00	0.00	0.00	-301.50	-301.50

Smart CRM, Inc.
A/R Aging Summary
As of September 29, 2006

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
National Management Corp
National Management Corp/Extras	0.00	460.00	0.00	0.00	0.00	460.00
Total National Management Corp	0.00	460.00	0.00	0.00	0.00	460.00

Nebraska Council of School Administrators
Neb. Council of School Admin/Credit Memo	0.00	-5,400.00	0.00	0.00	0.00	-5,400.00
Nebraska Council of School Administrators - Other	0.00	-287.50	0.00	0.00	0.00	-287.50
Total Nebraska Council of School Administrators	0.00	-5,687.50	0.00	0.00	0.00	-5,687.50

Neurolnsights	0.00	0.00	0.00	0.00	-576.00	-576.00
NextLevel Managed Services
NextLevel Managed Services/Credit Memo	0.00	48.00	-1,668.00	0.00	0.00	-1,620.00
Total NextLevel Managed Services	0.00	48.00	-1,668.00	0.00	0.00	-1,620.00

Ohio Provider Resource Association
Ohio Provider Resource Assoc./Credit Memo	0.00	1,764.00	552.00	-4,800.00	0.00	-2,484.00
Total Ohio Provider Resource Association	0.00	1,764.00	552.00	-4,800.00	0.00	-2,484.00

Pennsylvania Rural Water Assoc.
Pennsylvania Rural Water/Credit Memo	0.00	0.00	0.00	0.00	0.00	0.00
Pennsylvania Rural Water/Extras	0.00	0.00	0.00	0.00	0.00	0.00
Total Pennsylvania Rural Water Assoc.	0.00	0.00	0.00	0.00	0.00	0.00

Plum Building Systems
Plum Building Systems/Extras	0.00	0.00	-192.00	48.00	144.00	0.00
Plum Building Systems - Other	0.00	17,283.00	2,469.00	2,469.00	12,345.00	0.00
Total Plum Building Systems	0.00	-17,283.00	2,277.00	2,517.00	12,489.00	0.00

Proscription Services, LLC.	0.00	11.60	0.00	0.00	0.00	11.60
Quad City Area Realtor Assoc.
Quad City Area Realtor/Extras	48.00	0.00	0.00	0.00	0.00	48.00
Total Quad City Area Realtor Assoc.	48.00	0.00	0.00	0.00	0.00	48.00

Reynolds & Reynolds
Reynolds & Reynolds/Credit Memo	0.00	-1,150.00	0.00	0.00	0.00	-1,150.00
Reynolds & Reynolds/Deployment	600.00	0.00	0.00	0.00	0.00	600.00
Reynolds & Reynolds/Extras	0.00	490.00	0.00	0.00	0.00	490.00
Total Reynolds & Reynolds	600.00	-660.00	0.00	0.00	0.00	-60.00

Rubber Division, American Chemical Soc.
Rubber Division, ACS/Credit Memo	0.00	840.00	528.00	1,104.00	-4,800.00	-2,328.00
Total Rubber Division, American Chemical Soc.	0.00	840.00	528.00	1,104.00	-4,800.00	-2,328.00

Schnoes & Dahm
Schnoes &Dahm/Extras	243.00	0.00	0.00	0.00	0.00	243.00
Total Schnoes &Dahm	243.00	0.00	0.00	0.00	0.00	243.00

Smart On Line	0.00	0.00	-4,825.51	0.00	4,825.51	0.00
South Carolina Credit Union League

Smart CRM, Inc.
A/R Aging Summary
As of September 29, 2006

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
South Carolina CU/Extras	0.00	0.00	0.00	0.00	-2,481.00	-2,481.00
Total South Carolina Credit Union League	0.00	0.00	0.00	0.00	-2,481.00	-2,481.00

South Dakota Counseling Association
South Dakota Counseling/Credit Memo	0.00	0.00	0.00	0.00	-1,464.00	-1,464.00
Total South Dakota Counseling Association	0.00	0.00	0.00	0.00	-1,464.00	-1,464.00

The Oaks Development Co.
Oaks Development/Credit Memo	0.00	0.00	0.00	0.00	-1,080.00	-1,080.00
The Oaks Development Co. - Other	0.00	-34.50	0.00	34.50	0.00	0.00
Total The Oaks Development Co.	0.00	-34.50	0.00	34.50	-1,080.00	-1,080.00

Touch of the Past Antiques
Touch of the Past/Extras	0.00	35.00	0.00	0.00	0.00	35.00
Total Touch of the Past Antiques	0.00	35.00	0.00	0.00	0.00	35.00

Washington Self-Insurers Assoc.
Washington Self-Insurers/Credit Memo	0.00	-6,000.00	0.00	0.00	0.00	-6,000.00
Total Washington Self-Insurers Assoc.	0.00	-6,000.00	0.00	0.00	0.00	-6,000.00

West Central Mental Health Center
West Central Mental Health/Extras	1,044.00	0.00	0.00	0.00	0.00	1,044.00
Total West Central Mental Health Center	1,044.00	0.00	0.00	0.00	0.00	1,044.00

Windsor Heights
Windsor Heights/Extras	1,455.00	0.00	0.00	0.00	0.00	1,455.00
Windsor Heights - Other	0.00	0.00	0.00	0.00	-53.20	-53.20
Total Windsor Heights	1,455.00	0.00	0.00	0.00	-53.20	1,401.80

YMCA
YMCA/Credit Memo	0.00	723.00	0.00	0.00	-7,377.00	-6,654.00
YMCA/Deployment	0.00	0.00	0.00	0.00	230.00	230.00
YMCA - Other	0.00	0.00	0.00	0.00	-558.00	-558.00
Total YMCA	0.00	723.00	0.00	0.00	-7,708.00	-6,982.00

TOTAL	11,529.00	-27,112.34	-5,907.44	-19,212.88	-82,054.44	-122,758.10

SCHEDULE 1(a)(v)

CUSTOMER CONTRACTS

Agree No.	Model	Customer	Date Signed	Total Subscription Amt	Term months	# Pmts	1st Inv Date	last invoice date	Financed by	Keep	Who ACHs	Subscription PMT Sold	Subscription PMT Keep	Payments Remaining on Contract

			SUBSCRIPTION
														7/31/06

001-072202-1	Harvest	Amer Ag Economics Assn	07/23/02	25.00		36	8/15/2002	Jul-05	Banleaco	100%	Banleaco	—-	25.00	—-
001-082102-1	Harvest	Cellular Advantage	08/21/02	334.00	36	36	10/15/2002	Sep-05	NCMIC	30%	NCMIC	233.80	100.20	—-
001-2003	CU	Dynamic Resources	01/24/03	118.00	36	36	3/15/2003	Feb-06	Banleaco	30%	Banleaco	82.60	35.40	—-
001-2027	Split	Associated Genl Contractors	03/14/03	327.00	36	36	4/15/2003	Mar-06	Banleaco	30%	Banleaco	228.90	98.10	—-
001-2026	Harvest	America’s Family Coaches	03/24/03	30.00	36	36	5/15/2003	Apr-06	Computility	100%	Computility	—-	30.00	—-
001-2034	Harvest	National Management Corp	04/01/03	124.00	36	36	4/15/2003	Mar-06	Computility	100%	Computility	—-	124.00	—-
001-2038	Harvest	Reynolds & Reynolds	04/21/03	230.00	36	36	5/15/2003	Apr-06	Banleaco	30%	Banleaco	161.00	69.00	—-
001-2043	Harvest	Iowa Council for Intl Understanding	07/16/03	508.00	36	36	9/15/2003	Aug-06	Banleaco	30%	Banleaco	355.60	152.40	1
001-2062	Harvest	Merit Resources	08/08/03	7,882.00	48	48	9/15/2003	Aug-07	NCMIC	30%		5,517.40	2,364.60	13
001-2077	Harvest	DM Golf & CC	08/26/03	60.00	36	36	9/15/2003	Aug-06	Banleaco	100%	Banleaco	—-	60.00	1
001-2078	Harvest	Merit Resources	09/15/03	472.00	47	47	10/15/2003	Aug-07	NCMIC	30%		330.40	141.60	13
001-2082	Split	Proscription Services, LLC	09/15/03	92.00	35	35	10/15/2003	Aug-06	Computility	100%	Computility	—-	92.00	1
001-2083	Harvest	Iowa Newspaper Assn	09/16/03	117.00	36	36	10/15/2003	Sep-06	Banleaco	100%	Banleaco	—-	117.00	2
001-2052	Harvest	Country Medical Services, Inc.	09/18/03	439.00	35	35	11/15/2003	Sep-06	Computility	100%	Computility	—-	439.00	2
001-2052	Harvest	Country Medical Services, Inc.	09/18/03	(114.62)					Computility		Computility	(114.62)	—-	—-
001-2084	Harvest	Des Moines Community Playhouse	09/23/03	1,125.00	36	36	12/15/2003	Nov-06	Computility	100%	Computility	—-	1,125.00	4
001-2087	Harvest	Intl Assn for Food Protection	09/25/03	1,197.00	36	36	11/15/2003	Oct-06	Banleaco	30%	Banleaco	837.90	359.10	3
001-2093	Harvest	America’s Family Coaches	10/15/03	114.00	36	36	11/15/2003	Oct-06	NCMIC	30%	NCMIC	79.80	34.20	3
001-2098	Harvest	Reynolds & Reynolds	10/24/03	115.00	36	36	12/15/2003	Nov-06	Banleaco	100%	Banleaco	—-	115.00	4
001-2094	Harvest	Cornerstone FC	10/29/03	2,382.00	38	38	11/15/2003	Dec-06	Banleaco	30%	Banleaco	1,667.40	714.60	5
		Cornerstone FC	10/29/03	(125.00)
001-2106	Split	Iowa Grocery Industry Assc.	11/26/03	656.00	36	36	12/15/2003	Nov-06	Banleaco	30%	Banleaco	459.20	196.80	4
001-2108	Harvest	Iowa Newspaper Assn	12/04/03	437.00	36	36	1/15/2004	Dec-06	Banleaco	30%	Banleaco	305.90	131.10	5
001-2100	Harvest	Lakeview Surgery Center	12/05/03	3,796.00	35	35	1/15/2004	Nov-06	Banleaco	30%	Banleaco	2,657.20	1,138.80	4
001-2109	Harvest	Foster Group Inc.	12/15/03	4,201.00	35	35	2/15/2004	Dec-06	Banleaco	30%	Banleaco	2,940.70	1,260.30	5
001-2109	Harvest	Foster Group Inc.	12/15/03	(2,100.50)
001-2111	Harvest	Iowa Newspaper Assn	12/19/03	231.00	36	36	1/15/2004	Dec-06	Banleaco	30%	Banleaco	161.70	69.30	5
001-2105	Harvest	Hanser & Assoc	01/05/04	1,094.00	35	35	1/15/2004	Nov-06	Banleaco	30%	Banleaco	765.80	328.20	4
001-2113	Harvest	Brian Clark & Associates	01/08/04	876.00	44	44	2/15/2004	Sep-07	Banleaco	30%	Banleaco	613.20	262.80	14
001-2115	Harvest	Iowa Newspaper Assn	01/14/04	99.00	36	36	2/15/2004	Jan-07	Banleaco	100%	Banleaco	—-	99.00	6
001-2118	Harvest	City Supply Corp.	01/27/04	118.00	36	36	2/15/2004	Jan-07	Computility	100%	Computility	—-	118.00	6
001-2118	Harvest	City Supply Corp.	01/27/04
001-2114	Harvest	America’s Family Coaches	01/29/04	240.00	36	36	2/15/2004	Jan-07	Computility	100%	Computility	—-	240.00	6
001-2110	Harvest	Iowa State Bar Association	01/30/04	816.00	35	35	3/15/2004	Jan-07	Banleaco	30%	Banleaco	571.20	244.80	6
001-2136	Harvest	Brian Clark & Associates	02/04/04	472.00	36	36	3/15/2004	Feb-07	Banleaco	30%	Banleaco	330.40	141.60	7
001-2131	Harvest	America’s Family Coaches	02/25/04	108.00	36	36	3/15/2004	Feb-07	Computility	100%	Computility	—-	108.00	7
001-2132	Harvest	Iowa Council for Intl Understanding	02/27/04	95.00	33	33	4/15/2004	Dec-06	Banleaco	100%	Banleaco	—-	95.00	5
001-2137	Harvest	Iowa Newspaper Assn	03/11/04	198.00	36	36	4/15/2004	Mar-07	Banleaco	30%	Banleaco	138.60	59.40	8
001-2086	Split	Brook Rosenberg & Assoc.	03/15/04	1,195.00	35	35	5/15/2004	Mar-07	Banleaco	30%	Banleaco	836.50	358.50	8
001-2140	Harvest	American Express(Agnew & Assoc.)	03/24/04	123.00	36	36	5/15/2004	Apr-07	Smart CRM	100%	Smart CRM	—-	123.00	9
001-2139	Harvest	Des Moines Community Playhouse	03/25/04	120.00	36	35	4/15/2004	Mar-07	Banleaco	30%	Banleaco	84.00	36.00	7
001-2119	Harvest	Greater DM Convention & Visitors Bureau	03/31/04	1,805.00	36	36	7/15/2004	Jun-07	Banleaco	30%	Banleaco	1,263.50	541.50	11
		Greater DM Convention & Visitors Bureau	03/31/04	(480.00)		36	7/15/2004		Banleaco	30%	Banleaco	(336.00)	(144.00)	11
001-2149	Harvest	City Supply Corp.	04/22/04	118.00	36	36	5/15/2004	Apr-07	Computility	100%	Computility	—-	118.00	9
001-2149	Harvest	City Supply Corp.	04/22/04
001-2147	Harvest	Crop 1 Insurance	05/04/04	4,247.00	48	48	6/15/2004	May-08	Banleaco	39.7%	Banleaco	2,560.94	1,686.06	22
002-2146	CU	Indiana Motor Truck Association	05/04/04	720.00	36	36	5/15/2004	Apr-07	Banleaco	30%	Banleaco	504.00	216.00	9
002-2146	CU	Indiana Motor Truck Association	05/04/04	99.00		33	9/15/2004	Jun-07	Banleaco	30%	Banleaco	69.30	29.70	10
001-2154	Harvest	Brian Clark & Associates	05/15/04	132.00	36	36	6/15/2004	May-07	Banleaco	100%	Banleaco	—-	132.00	10
001-2163	Harvest	Cornerstone FC	05/26/04	15.00	36	36	6/15/2004	May-07	Banleaco	100%	Banleaco	—-	15.00	10
001-2125	CU	Iowa Credit Union League	05/27/04	828.00	36	36	6/15/2004	May-07	Banleaco	30%	Banleaco	579.60	248.40	10
		Iowa Credit Union League	05/27/04	(180.00)
001-2161	Harvest	Gilbert/Cook	06/02/04	2,096.00	37	37	7/15/2004	Jul-07	Banleaco	30%	Banleaco	1,467.20	628.80	12
001-2176	Harvest	American Express(Agnew & Assoc.)	06/03/04	99.00		36	7/15/2004	Jun-07	Smart CRM	100%	Smart CRM	—-	99.00	11
001-2183	Harvest	Reynolds & Reynolds	06/17/04	871.00		36	7/15/2004	Jun-07	Banleaco	30%	Banleaco	609.70	261.30	11
001-2182	Split	School Administrators of Iowa	06/17/04	266.00		36	7/15/2004	Jun-07	Banleaco	30%	Banleaco	186.20	79.80	11
001-2173	CU	Davis Financial Services Holding	06/30/04	540.00		36	8/15/2004	Jul-07	Banleaco	30%	Banleaco	378.00	162.00	12
001-2173	CU	Davis Financial Services Holding	06/30/04	90.00		36	8/15/2004	Jul-07	Computility	100%	Banleaco	—-	90.00	12

Agree No.	Model	Customer	Date Signed	Total Subscription Amt	Term months	# Pmts	1st Inv Date	last invoice date	Financed by	Keep	Who ACHs	Subscription PMT Sold	Subscription PMT Keep	Payments Remaining on Contract

001-2144	Harvest	Cellular Advantage	07/01/04	591.00		36	7/15/2004	Jun-07	NCMIC	30%	NCMIC	413.70	177.30	11
001-2184	CU	Iowa Oil Jobbers Services, Inc.	07/01/04	564.00		36	7/15/2004	Jun-07	Banleaco	30%	Banleaco	394.80	169.20	11
001-2184	CU	Iowa Oil Jobbers Services, Inc.	07/01/04	99.00		36	7/15/2004	Jun-07	Computility	100%	Banleaco	—-	99.00	11
001-2186	Harvest	Premier Credit Union	07/01/04	629.00		36	7/15/2004	Jun-07	NCMIC	30%	NCMIC	440.30	188.70	11
001-2152	Split	Micoy	07/12/04	1,469.07		36	8/15/2004	Jul-07	Banleaco	0%	Banleaco	1,469.07	—-	12
001-2188A	Harvest	Agnew Mokosak Group	07/22/04	567.00		36	8/15/2004	Jul-07	Smart CRM	100%	Smart CRM	—-	567.00	12
001-2174	Split	Karl Chevrolet	07/22/04	1,699.78		36	8/15/2004	Jul-07	Banleaco	30%	Banleaco	1,189.85	509.93	12
001-2193	Harvest	Schnoes & Dahm	07/29/04	398.65		36	10/15/2004	Sep-07	Banleaco	30%	Banleaco	279.06	119.60	14
001-2158	CU	Dynamic Resources	08/02/04	1,563.00		36	8/15/2004	Jul-07	Banleaco	30%	Banleaco	1,094.10	468.90	12
001-2198	Harvest	DM Golf & CC	08/06/04	110.00		36	9/15/2004	Aug-07	Banleaco	100%	Banleaco	—-	110.00	13
001-2202	Harvest	Des Moines Community Playhouse	08/17/04	339.00		36	9/15/2004	Aug-07	Banleaco	30%	Banleaco	237.30	101.70	13
001-2168	CU	Alliance of Indiana Rural Water	08/23/04	99.00		33	12/15/2004	Sep-07	Computility	100%	Computility	—-	99.00	13
001-2168	CU	Alliance of Indiana Rural Water	08/23/04	99.00		29	4/15/2005	Sep-07	Computility	100%	Computility	—-	99.00	13
001-2203	Harvest	Cornerstone FC	8/25/04	133.00		36	9/15/2004	Aug-07	Banleaco	100%	Banleaco	—-	133.00	13
001-2215	CU	Iowa Kidney Stone Center	9/3/04	166.00		36	9/15/2004	Aug-07	Banleaco	30%	Banleaco	116.20	49.80	13
001-2205	Harvest	Merit Resources	9/3/04	124.00		36	10/15/2004	Sep-07	NCMIC	30%	NCMIC	86.80	37.20	14
001-2212	Harvest	Lakeview Surgery Center	9/13/04	150.00		36	9/15/2004	Aug-07	Banleaco	30%	Banleaco	105.00	45.00	13
001-2223	Harvest	Hart Financial	9/30/04	258.75		36	10/15/2004	Sep-07	Banleaco	30%	Banleaco	181.13	77.63	14
001-2148	CU	WHO -TV	10/01/04	2,599.00		36	10/15/2004	Sep-07	PCG	30%	PCG	1,819.30	779.70	14
001-2220	Split	Mary Donaghy Insurance	10/04/04	2,212.55		24	11/15/2004	Nov-06	Banleaco	0%	Banleaco	2,212.55	—-	3
001-2227	Split	Iowa Motor Truck Association	10/18/04	1,625.02		36	11/15/2004	Oct-07	Banleaco	30%	Banleaco	1,137.51	487.51	15
001-2227	Split	Iowa Motor Truck Association	10/18/04	95.00		36	11/15/2004	Oct-07	Computility	100%	Banleaco	—-	95.00	15
001-2230	Harvest	Intl Assn for Food Protection	10/20/04	957.57		36	12/15/2004	Nov-07	Banleaco	30%	Banleaco	670.30	287.27	16
001-2233	Split	Associated General Contractors	10/28/04	1,298.07		36	2/15/2005	Jan-08	Banleaco	30%	Banleaco	908.65	389.42	18
001-2221	CU	Iowa Telecommunications Assoc.	11/8/2004	212.00		36	1/1/2005	Dec-07	Banleaco	30%	Banleaco	148.40	63.60	17
001-2234	Harvest	National Management Corp	11/8/2004	2,345.46		36	2/15/2005	Jan-08	Banleaco	30%	Banleaco	1,641.82	703.64	18
001-2278	Harvest	National Management Corp	11/8/2004	885.00	34	34	4/15/2005	Jan-08	Banleaco	30%	Banleaco	619.50	265.50	18
002-2147	CU	Indiana Assoc. Plumbing/Heating	11/15/2004	198.00		36	1/15/2005	Dec-07	Banleaco	30%	Banleaco	138.60	59.40	17
001-2232	CU	Iowa Care Givers Association	11/24/2004	869.00		36	12/15/2004	Nov-07	Banleaco	30%	Banleaco	608.30	260.70	16
001-2243	Split	School Administrators of Iowa	11/24/04	40.00	27	27	4/15/2005	Jul-07	Computility	100%	Banleaco	—-	40.00	11
001-2162	CU	Plum Building Systems, Inc.	11/29/04	2,469.00		36	12/15/2004	Nov-07	Banleaco	30%	Banleaco	1,728.30	740.70	16
001-2245	Harvest	Cornerstone FC	12/01/04	95.31		36	1/15/2005	Dec-07	Computility	100%	Computility	—-	95.31	17
001-2247	Harvest	Association & Legislative Resources	12/02/04	517.00		36	12/15/2004	Nov-07	Banleaco	30%	Banleaco	361.90	155.10	16
001-2249	Harvest	Brian Clark & Associates	12/14/04	40.00		36	1/15/2005	Dec-07	Banleaco	100%	Banleaco	—-	40.00	17
001-2254	CU	Iowa Retail Federation	12/28/04	437.00		36	1/15/2005	Dec-07	Banleaco	30%	Banleaco	305.90	131.10	17
001-2255	CU	Member Service Group Corp	12/28/04	327.00		36	1/15/2005	Dec-07	Banleaco	30%	Banleaco	228.90	98.10	17
	CU	Member Service Group Corp	12/28/04	(218.00)										—-
001-2253	CU	Greater DM Convention & Visitors Bureau	12/29/04	180.00		36	1/15/2005	Dec-07	Banleaco	30%	Banleaco	126.00	54.00	17
001-2253	CU	Greater DM Convention & Visitors Bureau	12/29/04	90.00	36	36	1/15/2005	Dec-07	Computility	100%	Banleaco	—-	90.00	17
001-2260	Split	Iowa Grocery Industry Assc.	01/26/05	618.45		36	2/15/2005	Jan-08	Banleaco	30%	Banleaco	432.92	185.54	18
001-2237	Harvest	Merit Resources	02/09/05	124.00		32	3/15/2005	Oct-07	NCMIC	30%	NCMIC	86.80	37.20	15
001-2263	Harvest	Merit Resources	02/09/05	372.00		18	3/15/2005	Sep-06	NCMIC	30%	NCMIC	260.40	111.60	1
001-2270	Harvest	Greater DM Convention & Visitors Bureau	02/10/05	40.00	36	36	3/15/2005	Feb-08	Computility	100%	Banleaco	—-	40.00	19
001-2268	Harvest	Gilbert/Cook	02/14/05	126.00	28	28	3/15/2005	Jul-07	Computility	100%	Banleaco	—-	126.00	11
001-2241	CU	Ohio Trucking Association	02/15/05	533.00		36	2/15/2005	Jan-08	Banleaco	30%	Banleaco	373.10	159.90	18
001-2279	Harvest	Crop 1 Insurance	03/15/05	1,057.00	36	36	3/15/2005	Feb-08	NCMIC	30%	NCMIC	739.90	317.10	19
001-2283	Split	Associated Genl Contractors	03/22/05	82.41	36	36	4/15/2005	Mar-08	Computility	100%	Banleaco	—-	82.41	20
001-2284	Harvest	Amer Ag Economics Assn	03/31/05	1,141.44	36	36	4/15/2005	Mar-08	Banleaco	30%	Banleaco	799.01	342.43	20
001-2265	Harvest	Windsor Heights	04/04/05	530.80	36	36	5/15/2005	Apr-08	Banleaco	30%	Banleaco	371.56	159.24	21
001-2289	CU	Des Moines Community Playhouse	04/11/05	668.60	36	36	5/15/2005	Apr-08	Banleaco	30%	Banleaco	468.02	200.58	21
001-2288	CU	Advance Automation	04/15/05	480.00	36	36	5/15/05	Apr-08	Banleaco	30%	Banleaco	336.00	144.00	21
001-2298	Harvest	DM Golf & CC	04/15/05	149.28	36	36	5/15/2005	Apr-08	Banleaco	30%	Banleaco	104.50	44.78	21
001-2295	Harvest	Cornerstone Family Church	04/29/05	322.50	20	20	5/15/2005	Jan-07	Computility	100%	Banleaco	—-	322.50	5
001-2296	Harvest	Crop 1 Insurance	04/29/05	1,257.98	36	36	5/15/2005	Apr-08	NCMIC	30%	NCMIC	880.59	377.39	21
001-2294	Harvest	Merit Resources	05/01/05	544.00	27	27	5/15/2005	Aug-07	NCMIC	30%		380.80	163.20	12
001-2285	Harvest	Heartland Assembly of God	05/20/05	699.80	36	36	6/15/2005	May-08	Banleaco	30%	Banleaco	489.86	209.94	22
001-2296	Split	Iowa Illinois Safety Council	05/20/05	1,356.93	36	36	6/15/2005	May-08	Banleaco	30%	Banleaco	949.85	407.08	22
001-2301	CU	Iowa Osteopathic Medical Assn	06/01/05	476.40	36	36	6/15/2005	May-08	Banleaco	30%	Banleaco	333.48	142.92	22
001-2296	Split	Iowa Illinois Safety Council	06/07/05	41.40	36	36	6/15/2005	May-08	Computility	100%	Banleaco	—-	41.40	22
001-2306	CU	Starr Litigation	06/08/05	437.00	36	36	7/15/2005	Jun-08	Banleaco	30%	Banleaco	305.90	131.10	23
001-2309	Harvest	National Management Corp	06/15/05	111.39	36	36	7/15/2005	Jun-08	Banleaco	30%	Banleaco	77.97	33.42	23
001-2299	Harvest	Des Moines Golf & Country Club	06/20/05	2,450.00	36	36	7/15/2005	Jun-08	Banleaco	30%	Banleaco	1,715.00	735.00	23

Agree No.	Model	Customer	Date Signed	Total Subscription Amt	Term months	# Pmts	1st Inv Date	last invoice date	Financed by	Keep	Who ACHs	Subscription PMT Sold	Subscription PMT Keep	Payments Remaining on Contract

001-2311	CU	Iowa Osteopathic Medical Assoc.	06/27/05	199.80	36	36	7/15/05	Jun-08	Banleaco	30%	Banleaco	139.86	59.94	23
001-2292	CU	Carolinas Roofing & Metal	06/29/05	135.00	36	36	8/15/05	Jul-08	Banleaco	30%	Banleaco	94.50	40.50	24
001-2310	Harvest	Iowa Newspaper Assn	06/30/05	1,854.55	36	36	8/15/2005	Jul-08	Banleaco	30%	Banleaco	1,298.19	556.37	24
001-2175	CU	Lutheran Education Assoc.	06/30/05	472.00	36	36	7/15/05	Jun-08	Banleaco	30%	Banleaco	330.40	141.60	23
001-2313	CU	Michigan Rural Water	07/01/05	337.50	36	36	8/15/2005	Jul-08	Banleaco	30%	Banleaco	236.25	101.25	24
001-2312	CU	Internet Solver	07/07/05	149.00	24	24	8/15/2005	Aug-07	CU	100%	CU	—-	149.00	12
001-2314	CU	The Oaks Development Company	07/21/05	34.50	12	12	8/15/2005	Aug-06	CU	100%	Prepaid	—-	34.50	—-
002-2174	CU	Insurance Institute of Indiana	07/25/05	325.45	36	36	8/15/2005	Jul-08	Banleaco	30%	Banleaco	227.82	97.64	24
001-2317	Split	Greater DM Convention & Visitors Bureau	07/29/05	537.63	36	36	8/15/2005	Jul-08	Banleaco	30%	Banleaco	376.34	161.29	24
001-2300	CU	Community Business Lenders	08/01/05	461.15	12	12	8/15/2005	Aug-06	CU	100%	NCMIC	—-	461.15	—-
001-2318	Split	Des Moines Community Playhouse	08/01/05	599.05	36	36	8/15/2005	Jul-08	Banleaco	30%	Banleaco	419.34	179.72	24
001-2320	Harvest	Anawim	08/12/05	914.19	36	36	10/15/2005	Sep-08	Smart CRM	100%	Smart CRM	—-	914.19	26
001-2323	CU	Carolinas Roofing & Metal	08/15/05	25.00	36	36	8/15/2005	Jul-08	CU	100%	Banleaco	—-	25.00	24
001-2326	CU	Roofing Contractors of Washington	08/17/05	87.25	36	36	9/15/2005	Aug-08	Smart CRM	100%	Smart CRM	—-	87.25	25
001-2327	Split	Iowa Association of Business & Industry	08/19/05	212.18	36	36	9/15/2005	Aug-08	Banleaco	30%	Banleaco	148.53	63.65	25
001-2325	Split	Iowa Kidney Stone Center	09/01/05	151.00	36	36	9/15/2005	Aug-08	Banleaco	30%	CU	105.70	45.30	25
001-2324	Split	Iowa Nurses Association	09/01/05	255.76	36	36	9/15/2005	Aug-08	Banleaco	30%	Banleaco	179.03	76.73	25
001-2331	CU	Qwest Solutions, Inc	09/01/05	135.00	1	1	9/15/2005	Apr-07	CU	100%	CU	—-	135.00	—-
001-2330	CU	Kansas Pest Control Association	09/03/05	167.75	36	36	9/15/2005	Aug-08	Banleaco	30%	Banleaco	117.43	50.33	25
001-2333	CU	South Dakota Counseling Association	09/23/05	194.20	36	36	10/15/2005	Sep-08	Banleaco	30%	Banleaco	135.94	58.26	26
001-2332	CU	Calvin Community	09/26/05	193.68	36	36	10/15/2005	Sep-08	Banleaco	30%	Banleaco	135.58	58.10	26
001-2329	CU	National Management Corporation	09/26/05	62.00	36	36	9/15/2005	Aug-08	Smart	100%	Banleaco	—-	62.00	25
001-2334	CU	Kentucky Rural Water Association	10/07/05	205.00	36	36	10/15/2005	Sep-08	Smart	100%	Smart	—-	205.00	26
001-2337	CU	Quad City Area Realtor Association	10/12/05	375.00	36	36	11/15/2005	Oct-08	NCMIC	30%	NCMIC	262.50	112.50	27
001-2344	Split	Karl Chevrolet	10/20/05	37.50	22	22	11/15/2005	Sep-07	Smart CRM	100%	Banleaco	—-	37.50	13
001-2345	Harvest	Lakeview Surgery Center	10/25/05	561.52	36	36	11/15/2005	Oct-08	NCMIC	30%	NCMIC	393.06	168.46	27
001-2348	Harvest	Merit Resources	10/27/05	649.40	22	22	11/15/2005	Sep-07	NCMIC	30%		454.58	194.82	13
001-2341	CU	Maryland & D.C. Credit Union Assoc.	10/28/05	675.00	36	36	11/15/2005	Oct-08	NCMIC	30%	NCMIC	472.50	202.50	27
001-2339	Harvest	Merit Resources	10/31/05	149.97	23	23	10/15/2005	Sep-07	Smart CRM	100%		—-	149.97	13
001-2351	Harvest	Crop 1 Insurance	11/01/05	458.40	36	36	11/15/2005	Oct-08	NCMIC	30%	NCMIC	320.88	137.52	27
001-2336	CU	Nat’l Assoc. of Independent Lighting District	11/04/05	90.00	36	36	11/15/2005	Oct-08	Smart	100%	Smart	—-	90.00	27
001-2355	CU	Nat’l Assoc. of Independent Lighting District	11/04/05	27.00	12	12	11/15/2005	Nov-06	Smart	100%	Smart	—-	27.00	3
001-2356	Split	Iowa Motor Truck Association	11/07/05	134.77	36	36	12/15/2005	Nov-08	Smart CRM	100%	Banleaco	—-	134.77	28
001-2349	CU	International Prepress Assoc	11/09/05	366.40	36	36	11/15/2005	Oct-08	NCMIC	30%	NCMIC	256.48	109.92	27
001-2353	Split	YMCA of Greater Des Moines	11/10/05	11,212.21	36	36	12/15/2005	Nov-08	NCMIC	50%	NCMIC	5,606.11	5,606.11	28
001-2328	Harvest	Medipharm	11/11/05	3,089.69	36	36	12/15/2005	Nov-08	NCMIC	30%	NCMIC	2,162.78	926.91	28
001-2357	CU	Maine Trial Lawyers Assoc	11/17/05	90.00	36	36	12/15/2005	Nov-08	Smart	100%	Smart	—-	90.00	28
001-2360	CU	North Carolina Living Assoc	11/30/05	150.00	36	36	12/15/2005	Nov-08	Smart	100%	Smart	—-	150.00	28
001-2359	CU	South Carolina Credit Union	12/15/05	990.00	36	36	1/15/2006	Dec-08	NCMIC	30%	NCMIC	693.00	297.00	29
001-2358	Harvest	Community Business Lenders	12/16/05	68.00	12	12	2/15/2006	Feb-07	Smart CRM	100%	Banleaco	—-	68.00	6
001-2365	CU	American Concrete Pavement Assoc	12/22/05	450.00	36	36	1/15/2006	Dec-08	NCMIC	30%	NCMIC	315.00	135.00	29
001-2362	Harvest	Greater D. M. Convention & Visitors	01/03/06	146.24	36	36	2/15/2006	Jan-09	Smart CRM	100%	Banleaco	—-	146.24	30
001-2378	Harvest	Heartland Assembly of God	01/05/06	82.75	36	36	2/15/2006	Jan-09	Smart CRM	100%	Banleaco	—-	82.75	30
001-2384	Harvest	Crop 1 Insurance	01/30/06	3,974.64	29	29	2/15/2006	Jul-08	NCMIC	30%	NCMIC	2,782.25	1,192.39	23
001-2386	CU	Fisher Consulting	02/01/06	125.00	36	36	2/15/2006	Jan-09	Smart	100%	Smart	—-	125.00	30
001-2380	Harvest	Merit Resources	02/06/06	144.23	19	19	2/15/2006	Sep-07	Smart CRM	100%		—-	144.23	13
001-2388	CU	Mrs Clark’s Foods	02/13/06	625.00	36	36	2/15/2006	Jan-09	NCMIC	30%	NCMIC	437.50	187.50	30
001-2362	Harvest	Greater D. M. Convention & Visitors	02/15/06	16.10	36	36	3/15/2006	Feb-09	Smart CRM	100%	Banleaco	—-	16.10	31
001-2328	Harvest	Medipharm	02/16/06	25.00	36	36	3/15/2006	Feb-09	Smart CRM	100%	Banleaco	—-	25.00	31
001-2377	Harvest	Iowa Credit Union League	02/23/06	3,562.31	44	44	3/15/2006	Oct-09	NCMIC	30%	NCMIC	2,493.62	1,068.69	39
001-2395	CU	Pennsylvania Rural Water Assoc.	03/31/06	306.00	36	36	4/15/2006	Mar-09	NCMIC	30%	NCMIC	214.20	91.80	32
001-2396	Harvest	Iowa Motor Truck Association	04/10/06	140.26	36	36	4/15/2006	Mar-09	Smart CRM	100%	Banleaco	—-	140.26	32
001-2392	Harvest	The Printing Station	04/18/06	916.00	36	36	5/15/2006	Apr-09	Smart CRM	100%		—-	916.00	33
001-2405	CU	Schilitz Manufacturing	05/09/06	60.00	36	36	5/15/2006	Apr-09	Smart	100%	Smart	—-	60.00	33
001-2404	CU	Iowa Chiropractic Society	05/18/06	569.58	36	36	6/15/2006	May-09	NCMIC	30%	NCMIC	398.71	170.87	34
001-2407	Harvest	Iowa Newspaper Assn	05/18/06	358.46	36	36	7/15/2006	Jun-09	NCMIC	30%	NCMIC	250.92	107.54	35
001-2409	CU	Minnesota Housing Partnership	06/02/06	565.00	40	40	10/15/2006	Jan-10	NCMIC	30%	NCMIC	395.50	169.50	42
001-2410	CU	Indiana Youth Institute	06/08/06	1,150.00	36	36	7/15/2006	Jun-09	NCMIC	30%	NCMIC	805.00	345.00	35
001-2411	Harvest	Indiana Youth Institute	06/08/06	172.50	6	6	8/15/2006	Feb-07	Smart CRM	100%	Smart CRM	—-	172.50	6
001-2412	CU	Michigan Concrete Association	06/12/06	202.00	36	36	9/15/2006	Aug-09	Smart	100%	Smart	—-	202.00	37
001-2402	CU	Rubber Division, American Chemical	06/12/06	475.00	36	36	7/15/2006	Jun-09	NCMIC	30%	NCMIC	332.50	142.50	35
001-2414	Harvest	Fred Nesbit Distributing Co	06/15/06	1,088.68	36	36	7/15/2006	Jun-09	NCMIC	30%	NCMIC	762.08	326.60	35
001-2413	CU	Illinois Rural Water Association	06/28/06	130.00	36	36	8/15/2006	Jul-09	Smart	100%	Smart	—-	130.00	36
001-2415	Harvest	Iowa Newspaper Assn	06/28/06	211.72	36	36	8/15/2006	Jul-09	Smart CRM	100%	Banleaco	—-	211.72	36

Agree No.	Model	Customer	Date Signed	Total Subscription Amt	Term months	# Pmts	1st Inv Date	last invoice date	Financed by	Keep	Who ACHs	Subscription PMT Sold	Subscription PMT Keep	Payments Remaining on Contract

001-2417	Harvest	Premier Credit Union	06/29/06	5,492.30	36	36	9/15/2006	Aug-09	NCMIC	30%	NCMIC	3,844.61	1,647.69	37
001-2421	Harvest	Crop 1 Insurance	07/10/06	150.51	36	36	8/15/2006	Jul-09	Smart CRM	100%	NCMIC	—-	150.51	36
001-2418	Harvest	Greater D. M. Convention & Visitors	07/10/06	1,504.61	36	36	9/15/2006	Aug-09	NCMIC	30%	NCMIC	1,053.23	451.38	37
001-2420	Harvest	IMTA	07/10/06	54.72	36	36	8/15/2006	Jul-09	Smart CRM	100%	Banleaco	—-	54.72	36
001-2422	CU	Ohio Provider Resource Association	07/28/06	300.00	36	36	8/15/2006	Jul-09	NCMIC	30%	NCMIC	210.00	90.00	36
001-2427	CU	Confederation of Oregon School	07/31/06	700.00	36	36	9/15/2006	Aug-09	NCMIC	30%	NCMIC	490.00	210.00	37
001-2428	Harvest	Confederation of Oregon School	07/31/06	105.00	36	36	9/15/2006	Aug-09	NCMIC	30%	NCMIC	73.50	31.50	37
001-2430	Harvest	Iowa Newspaper Assn	08/03/06	29.68	36	36	8/15/2006	Jul-09	Smart CRM	100%	NCMIC	—-	29.68	36
001-2424	CU	Indiana Assoc. of Rehabilitation Facilities	08/07/06	520.00	36	36	9/15/2006	Aug-09	NCMIC	30%	NCMIC	364.00	156.00	37
001-2424	CU	NextLevel Managed Services	08/15/06	90.00	36	36	8/15/2006	Jul-09	Smart CRM	100%	Smart CRM	—-	90.00	36
001-2429	CU	Michigan Floral Association	08/16/06	90.00	36	36	10/15/2006	Sep-09	Smart	100%	Smart	—-	90.00	38
001-2437	Harvest	Iowa Newspaper Assn	08/25/06	145.00	36	36	9/15/2006	Aug-09	Banleaco	100%	Smart CRM	—-	145.00	37
001-2440	Harvest	Greater D. M. Convention & Visitors	08/29/06	8.00	36	36	9/15/2006	Aug-09	Banleaco	100%	Smart CRM	—-	8.00	39
001-2439	Harvest	Washington Self-Insurers Association	09/07/06	205.00	36	36	11/15/2006	Oct-09	Smart CRM	100%	Smart CRM	—-	205.00	37
001-2438	CU	Premier Credit Union	09/08/06	348.53	36	36	9/15/2006	Aug-09	Smart CRM	100%	NCMIC	—-	348.53	37
001-2448	CU	American Counseling Association	09/14/06	115.00	36	36	10/15/2006	Sep-09	Smart CRM	100%	Smart CRM	—-	115.00	38
001-2449	CU	Arizona Assisted Living Federation	09/14/06	132.25	36	36	11/15/2006	Oct-09	Smart CRM	100%	Smart CRM	—-	132.25	39
001-2447	Harvest	National Management Corp	09/15/06	122.97	36	36	10/15/2006	Sep-09	Smart CRM	100%	Banleaco	—-	122.97	39
001-2446	CU	Kansas Health Care Association	09/18/06	250.00	36	36	11/15/2006	Oct-09	Smart CRM	100%	Smart CRM	—-	250.00	39
001-2436	CU	Nebraska Council of School Admin.	09/19/06	287.50	36	36	12/15/2006	Nov-09	Smart CRM	100%	Smart CRM	—-	287.50	40
001-2452	CU	Empire State Assoc. of Assisted Living	09/20/06	205.00	36	36	12/15/2006	Nov-09	Smart CRM	100%	Smart CRM	—-	205.00	40
001-2453	Harvest	Empire State Assoc. of Assisted Living	09/20/06	30.75	36	36	12/15/2006	Nov-09	Smart CRM	100%	Smart CRM	—-	30.75	38
001-2456	CU	Florida Assisted Living Afffiliation	09/21/06	184.00	36	36	11/15/2006	Oct-09	Smart CRM	100%	Smart CRM	—-	184.00	39
001-2454	Harvest	City Supply Inc.	09/22/06	2,601.99	36	36	10/15/2006	Sep-09	Smart CRM	100%		—-	2,601.99	38
001-2455	CU	Credit Union Assoc. of Oregon	09/25/06	585.00	36	36	12/15/2006	Nov-09	Smart CRM	100%	Smart CRM	—-	585.00	40
001-2437	Harvest	Iowa Newspaper Association	09/25/06	127.27	36	36	10/15/2006	Sep-09	Smart CRM	100%	Banleaco	—-	127.27	#REF!

SCHEDULE 1(a)(vi)

EQUIPMENT LEASES
1)	C&J Leasing Corp. Lease No. 021190. $966.00 Monthly through May 2007.

2)	Sprint Service agreement #0580513425-7.

3)	Sprint Service agreement #0137230461-4.

SCHEDULE 1(a)(vii)

Factoring Contracts - BLC only, see NICMIC

Funding Date	Approx Maturity Date	Lease Number	Customer	Payments	Total Payment	Pass Through	BLC Payment	BLC Receivable	proof	BLC Basis
10/05/04	10/05/06	001-2220	MARY DONAGHY INSURANCE	1.00	2,212.55	0.00	2,212.55	2,212.55	2,212.55	48,067.96
12/23/04	12/23/07	002-2173	NEW YORK STATE MOTOR TRUCK	12.00	391.23	0.00	391.23	4,694.76	4,694.76	12,168.90
09/17/04	09/17/07	001-2205	MERIT RESOURCES, INC	12.00	86.80	0.00	86.80	1,041.60	1,041.60	2,699.84
05/24/05	07/24/07	001-2294	MERIT RESOURCES, INC	10.00	380.80	0.00	380.80	3,808.00	3,808.00	8,820.94
06/22/05	06/22/08	001-2309	NATIONAL MANAGEMENT CORP.	21.00	111.39	33.42	77.97	1,637.37	1,637.37	2,399.02
09/17/04	04/17/07	001-2149	CITY SUPPLY CORPORATION	7.00	118.00	35.40	82.60	578.20	578.20	2,255.54
09/15/04	11/15/06	001-2118	CITY SUPPLY CORPORATION	2.00	118.00	35.40	82.60	165.20	165.20	1,928.92
04/01/04	04/01/07	001-2139	DES MOINES COMMUNITY PLAYHOUSE	6.00	120.00	36.00	84.00	504.00	504.00	2,584.46
09/17/04	05/17/07	001-2154	BRIAN CLARK &ASSOCIATES	8.00	132.00	39.60	92.40	739.20	739.20	2,594.49
09/17/04	08/17/07	001-2203	CORNERSTONE FAMILY CHURCH	11.00	133.00	39.90	93.10	1,024.10	1,024.10	2,826.57
06/30/05	06/30/08	001-2292	CAROLINAS ROOFING & SHEET	21.00	135.00	40.50	94.50	1,984.50	1,984.50	2,907.51
04/21/05	04/21/08	001-2289A	DES MOINES GOLF &COUNTRY CLUB	19.00	149.28	44.78	104.50	1,985.50	1,985.50	3,215.06
09/15/04	09/15/07	001-2212	LAKEVIEW SURGERY CENTER, LC	11.00	150.00	45.00	105.00	1,155.00	1,155.00	3,265.94
09/28/05	08/28/08	001-2330	KANSAS PEST CONTROL ASSN, INC	23.00	167.75	50.32	117.43	2,700.89	2,700.89	3,527.02
01/11/05	01/11/08	001-2253	GREATER DES MOINES CONVENTION	15.00	180.00	54.00	126.00	1,890.00	1,890.00	3,919.13
09/28/05	09/28/08	001-2333	SOUTH DAKOTA COUNSELING ASSN	24.00	194.20	58.26	135.94	3,262.56	3,262.56	4,182.51
03/23/04	03/23/07	001-2137	IOWA NEWSPAPER ASSOCIATION	6.00	198.00	59.40	138.60	831.60	831.60	4,264.35
01/11/05	12/11/07	002-2147	INDIANA ASSOC. OF PLUMBING-	15.00	198.00	59.40	138.60	2,079.00	2,079.00	4,207.52
06/27/05	06/27/08	001-2311	IOWA OSTEOPATHIC MEDICAL ASSOC	21.00	199.80	59.94	139.86	2,937.06	2,937.06	4,303.12
01/11/05	12/11/07	001-2221	IOWA TELECOMMUNICATIONS ASSOC	15.00	212.00	63.60	148.40	2,226.00	2,226.00	4,505.02
08/23/05	08/23/08	001-2327	IOWA ASSOC. OF BUSINESS &1NDU	23.00	212.18	63.65	148.53	3,416.19	3,416.19	4,569.75
01/06/04	01/06/07	001-2111	IOWA NEWSPAPER ASSOCIATION	3.00	231.00	69.30	161.70	485.10	485.10	4,975.08
01/11/05	11/11/07	002-2169	MEETING & ASSOCIATION PROF.	14.00	245.10	73.53	171.57	2,401.98	2,401.98	5,079.04
08/17/05	08/17/08	001-2324	IOWA NURSES ASSOCIATION	23.00	255.76	76.73	179.03	4,117.69	4,117.69	5,508.34
10/05/04	09/05/07	001-2223	HART FINANCIAL, LLC	12.00	258.75	77.62	181.13	2,173.56	2,173.56	5,633.75
06/28/04	06/28/07	001-2182	SCHOOL ADMINISTRATORS OF IOWA	9.00	266.00	79.80	186.20	1,675.80	1,675.80	5,791.60
08/17/05	08/17/08	001-2325	IOWA KIDNEY STONE CENTER	23.00	196.30	90.60	105.70	2,431.10	2,431.10	3,252.11
07/25/05	07/25/08	002-2174	INSURANCE INSTITUTE OF INDIANA	22.00	325.45	97.63	227.82	5,012.04	5,012.04	7,009.26
01/03/05	01/03/08	001-2255	MEMBER SERVICE GROUP CORP	15.00	327.00	98.10	228.90	3,433.50	3,433.50	7,119.75
09/15/04	09/15/07	001-2215	IOWA KIDNEY STONE CENTER	11.00	215.80	99.60	116.20	1,278.20	1,278.20	3,614.31
07/18/05	06/18/08	001-2313	MICHIGAN RURAL WATER ASSN	21.00	337.50	101.25	236.25	4,961.25	4,961.25	7,096.09
08/31/04	08/31/07	001-2202	DES MOINES COMMUNITY PLAYHOUSE	11.00	339.00	101.70	237.30	2,610.30	2,610.30	7,381.03
09/28/05	09/28/08	001-2332	CALVIN COMMUNITY	24.00	251.78	116.20	135.58	3,253.92	3,253.92	4,171.31
08/31/04	08/31/07	001-2193	SCHNOES &DAHM, PC	12.00	398.65	119.59	279.06	3,348.72	3,348.72	8,679.78
01/03/05	01/03/08	001-2254	IOWA RETAIL FEDERATION	15.00	437.00	131.10	305.90	4,588.50	4,588.50	9,514.77
06/24/05	06/24/08	001-2306	STARR & ASSOCIATES, INC	21.00	437.00	131.10	305.90	6,423.90	6,423.90	9,411.73
12/09/03	12/09/06	001-2108	IOWA NEWSPAPER ASSOCIATION	3.00	437.00	131.10	305.90	917.70	917.70	9,411.73
02/09/04	02/09/07	001-2122	BRIAN CLARK & ASSOCIATES	5.00	472.00	141.60	330.40	1,652.00	1,652.00	10,165.53
06/30/05	06/30/08	002-2175	LUTHERAN EDUCATION ASSN	21.00	472.00	141.60	330.40	6,938.40	6,938.40	10,165.53
06/01/05	06/01/08	001-2301	IOWA OSTEOPATHIC MEDICAL ASSOC	20.00	476.40	142.92	333.48	6,669.60	6,669.60	10,260.29
04/21/05	04/21/08	001-2288	ADVANCED AUTOMATION	19.00	480.00	144.00	336.00	6,384.00	6,384.00	10,337.83
12/03/04	12/03/07	001-2247	ASSOCIATION & LEGISLATIVE RESO	14.00	517.00	155.10	361.90	5,066.60	5,066.60	11,256.61
02/21/05	01/21/08	001-2241	OHIO TRUCKING ASSOCIATION	16.00	533.00	159.90	373.10	5,969.60	5,969,60	11,326.31
08/17/05	07/17/08	001-2317	GREATER DES MOINES CONVENTION	22.00	537.63	161.29	376.34	8,279.48	8,279.48	11,303.91
07/01/04	07/01/07	001-2173	DAVIS FINANCIAL SERVICES	10.00	540.00	162.00	378.00	3,780.00	3,780.00	11,757.39
07/12/04	07/12/07	001-2184	IOWA OIL JOBBERS’ SERVICES. INC	9.00	564.00	169.20	394.80	3,553.20	3,553.20	12,279.94
08/17/05	07/17/08	001-2318	DES MOINES COMMUNITY PLAYHOUSE	22.00	599.05	179.71	419.34	9,225.48	9,225.48	12,595.29
01/27/05	01/27/08	001-2260	IOWA GROCERY INDUSTRY ASSOCIAT	16.00	618.45	185.53	432.92	6,926.72	6,926.72	13,465.47
12/02/03	12/02/06	001-2106	IOWA GROCERY INDUSTRY ASSOCIAT	2.00	656.00	196.80	459.20	918.40	918.40	14,128.36
04/20/05	04/20/08	001-2289	DES MOINES COMMUNITY PLAYHOUSE	19.00	668.60	200.58	468.02	8,892.38	8,892.38	14,399.73
05/25/05	04/25/08	001-2285	HEARTLAND ASSEMBLY OF GOD CHUR	19.00	699.80	209.94	489.86	9,307.34	9,307.34	14,713.60
05/04/04	03/15/07	002-2146	INDIANA MOTOR TRUCK ASSOCIATIO	6.00	720.00	216.00	504.00	3,024.00	3,024.00	15,138.32
03/24/04	02/24/07	001-2121	ESSMAN/ASSOCIATES, INC	6.00	789.00	236.70	552.30	3,313.80	3,313.80	16,589.07

02/02/04	01/02/07	001-2110	IOWA STATE BAR ASSOCIATION	4.00	816.00	244.80	571.20	2,284.80	2,284.80	17,156.76
06/03/04	06/03/07	001-2125	IOWA CREDIT UNION LEAGUE	8.00	828.00	248.40	579.60	4,636.80	4,636.80	18,027.99
11/30/04	11/30/07	001-2232	IOWA CARE GIVERS ASSOCIATION	14.00	869.00	260.70	608.30	8,516.20	8,516.20	18,920.68
06/22/04	06/22/07	001-2183	REYNOLDS & REYNOLDS, INC.	9.00	871.00	261.30	609.70	5,487.30	5,487.30	18,964.23
01/14/04	09/14/07	001-2113	BRIAN CLARK & ASSOCIATES	12.00	876.00	262.80	613.20	7,358.40	7,358.40	22,314.41
03/28/05	01/28/08	001-2278	NATIONAL MANAGEMENT CORP.	16.00	885.00	265.50	619.50	9,912.00	9,912.00	18,150.65
08/17/05	08/17/08	001-2320	ANAWIM	24.00	914.19	274.26	639.93	15,358.32	15,358.32	19,531.44
10/26/04	10/26/07	001-2230	INTN’L ASSOC FOR FOOD PROTECTI	14.00	957.57	287.27	670.30	9,384.20	9,384.20	20,849.11
04/20/05	04/20/08	001-2265	CITY OF WINDSOR HEIGHTS	19.00	690.04	318.48	371.56	7,059.64	7,059.64	11,431.91
01/06/04	12/06/06	001-2105	HANSER & ASSOCIATES, LC	2.00	1,094.00	328.20	765.80	1,531.60	1,531.60	23,001.83
04/01/05	04/01/08	001-2284	AMERICAN AGRICULTURAL ECONOMIC	18.00	1,141.44	342.43	799.01	14,382.18	14,382.18	24,583.35
03/15/04	02/15/07	001-2086	BROOK E. ROSENBERG & ASSOCIATES	6.00	1,195.00	358.50	836.50	5,019.00	5,019.00	25,125.40
10/08/03	10/08/06	001-2087	INTN’L ASSOC FOR FOOD PROTECTI	1.00	1,197.00	359.10	837.90	837.90	837.90	25,779.95
11/03/04	02/03/08	001-2233	ASSOCIATED GENERAL CONTRACTORS	16.00	1,298.07	389.42	908.65	14,538.40	14,538.40	27,720.29
05/24/05	05/24/08	001-2296	IOWA ILLINOIS SAFETY COUNCIL	20.00	1,356.93	407.08	949.85	18,997.00	18,997.00	29,224.39
08/13/04	07/13/07	001-2158	DYNAMIC RESOURCES	10.00	1,563.00	468.90	1,094.10	10,941.00	10,941.00	33,213.93
10/28/04	10/28/07	001-2227	IOWA MOTOR TRUCKING ASSOC	13.00	1,625.02	487.51	1,137.51	14,787.63	14,787.63	35,381.46
07/26/04	07/26/07	001-2174	KARL CHEVROLET, INC.	10.00	1,699.78	509.93	1,189.85	11,898.50	11,898.50	37,009.21
04/02/04	04/02/07	001-2119	GREATER DES MOINES CONVENTION	9.00	1,805.00	541.50	1,263.50	11,371.50	11,371.50	38,060.21
06/30/05	06/30/08	001-2310	IOWA NEWSPAPER ASSOCIATION	22.00	1,854.55	556.36	1,298.19	28,560.18	28,560.18	39,941.70
06/03/04	07/03/07	001-2161	GILBERT & COOK, INC	10.00	2,096.00	628.80	1,467.20	14,672.00	14,672.00	46,726.11
11/09/04	02/09/08	001-2234	NATIONAL MANAGEMENT CORP.	16.00	2,345.46	703.64	1,641.82	26,269.12	26,269.12	50,167.34
11/03/03	01/03/07	001-2094	CORNERSTONE FAMILY CHURCH	3.00	2,382.00	714.60	1,667.40	5,002.20	5,002.20	53,705.67
06/01/05	06/01/08	001-2299	DES MOINES GOLF & COUNTRY CLUB	21.00	2,450.00	735.00	1,715.00	36,015.00	36,015.00	52,538.56
11/30/04	11/30/07	001-2162	PLUM BUILDING SYSTEMS, INC	14.00	2,469.00	740.70	1,728.30	24,196.20	24,196.20	53,757.39
08/02/04	08/02/07	001-2152	MICOY CORPORAION	10.00	2,535.35	1,066.28	1,469.07	14,690.70	14,690.70	45,500.00
12/09/03	11/09/06	001-2100	LAKEVIEW SURGERY CENTER, LC	2.00	3,796.00	1,139.00	2,657.00	5,314.00	5,314.00	79,812.57
12/17/03	11/17/06	001-2109	FOSTER GROUP, INC	3.00	4,201.00	1,260.30	2,940.70	3,822.10	8,822.10	88,327.88
05/04/04	05/04/08	001-2147	CROP1 INSURANCE DIRECT, INC	20.00	4,247.00	1,686.66	2,560.34	51,206.80	51,206.80	100,000.00

					70,160.40	21,063.81	49,096.59	568,938.21	568,938.21	1,507,670.85

SCHEDULE 1(a)(vii) Factoring Contracts - NCMIC only, see also BLC

Inc Date	Account	Ls.	Company	Term	Beg Bal.	Current Balance	Next Due	Mthly Pymt	Maturity Date
08/19/2003	5000198	1	Merit Resources	48	264,835.20	60,691.40	10/15/2006	5,517.40	08/15/2007
09/19/2003	5000366	1	Merit Resources, Inc.	46	15,180.00	3,300.00	10/19/2006	330.00	07/19/2007
06/15/2004	5001629	1	CELLULAR ADVANTAGE INC	36	14,893.20	3,309.60	10/15/2006	413.70	06/15/2007
07/15/2004	5001663	2	PREMIER CREDIT UNION	35	15,410.50	3,962.70	10/15/2006	440.30	06/15/2007
09/15/2004	5001841	1	WHO TV, A DIVISION OF NYT BORADCAST HOLDING LLC	36	65,494.80	21,831.60	10/15/2006	1,819.30	09/15/2007
03/15/2005	5002739	1	CROP 1 INSURANCE	36	25,896.50	0.00	10/15/2006	739.90	03/15/2008
03/15/2005	5002740	1	COMMUNITY BUSINESS LENDERS LLC	36	9,601.20	4,800.60	10/15/2006	266.70	03/15/2008
05/15/2005	5002739	2	CROP 1 INSURANCE	36	30,820.65	16,731.21	10/15/2006	880.59	05/15/2008
02/15/2006	5000366	2	MERIT RESOURCES INC	19	8,178.66	4,998.07	10/15/2006	454.37	09/15/2007
02/15/2006	5002739	3	CROP 1 INSURANCE	33	10,589.04	8,342.88	10/15/2006	320.88	11/15/2008
02/15/2006	5002739	4	CROP 1 INSURANCE	35	97,379.10	77,903.28	10/15/2006	2,782.26	01/15/2009
02/15/2006	5004070	1	LAKEVIEW SURGERY CENTER	32	12,577.92	9,826.50	10/15/2006	393.06	10/15/2008
02/15/2006	5004071	1	PALMER GROUP	33	35,204.40	27,736.80	10/15/2006	1,066.80	11/15/2008
02/15/2006	5004072	1	MEDIPHARM INVESTMENTS LTD	33	71,371.74	56,232.28	10/15/2006	2,162.78	11/15/2008
02/15/2006	5004178	1	MRS CLARKS FOODS INC	36	15,750.00	12,687.50	10/15/2006	437.50	02/15/2009
02/15/2006	5004179	1	AMERICAN CONCRETE PAVEMENT ASSOCIATION	35	10,710.00	8,505,00	10/15/2006	315.00	01/15/2009
02/15/2006	5004180	1	SOUTH CAROLINA CREDIT UNION LEAGUE	35	23,562.00	18,711.00	10/15/2006	693.00	01/15/2009
02/15/2006	5004181	1	INTERNATIONAL PREPRESS ASSOCIATION	33	8,207.36	6,412.00	10/15/2006	256.48	11/15/2008
02/15/2006	5004182	1	MARYLAND & DC CREDIT UNION ASSOCIATION	33	15,120.00	11,812.50	10/15/2006	472.50	11/15/2008
02/15/2006	5004183	1	QUAD CITY AREA REALTOR ASSOCIATION	33	8,400.00	6,562.50	10/15/2006	262.50	11/15/2008
02/15/2006	5004184	1	GREATER DES MOINES YMCA	34	185,001.63	145,758.86	10/15/2006	5,606.11	12/15/2008
02/15/2006	5004185	1	IOWA CREDIT UNION LEAGUE	45	109,719.28	92,263.94	10/15/2006	2,493.62	11/15/2009
05/15/2006	5004514	1	PENNSYLVANIA RURAL WATER ASSOCIATION	34	7,282.80	6,426.00	10/15/2006	214.20	03/15/2009
06/15/2006	5004509	1	IOWA CHIROPRACTIC SOCIETY	36	14,353.56	13,157.43	10/15/2006	398.71	06/15/2009
06/15/2006	5004513	1	IOWA NEWSPAPER ASSOCIATION	36	9,033.12	8,280.36	10/15/2006	250.92	06/15/2009
06/15/2006	5004582	1	MINNESOTA HOUSING PARTNERSHIP	39	14,238.00	14,238.00	10/15/2006	395.50	09/15/2009
06/15/2006	5004583	1	NESBIT DISTRIBUTING COMPANY	36	27,434.88	25,148.64	10/15/2006	762.08	06/15/2009
06/15/2006	5004584	1	RUBBER DIVISION, AMERICAN CHEMICAL SOCIETY	36	11,970.00	10,972.50	10/15/2006	332.50	06/15/2009
06/15/2006	5004585	1	INDIANA YOUTH INSTITUTE	36	28,175.00	26,565.00	10/15/2006	805.00	06/15/2009
07/15/2006	5001663	3	PREMIER CREDIT UNION	37	138,405.96	134,561.35	10/15/2006	3,844.61	08/15/2009
07/15/2006	5004686	1	GRATER DES MOINES CONVENTION & VISITORS BUREAU II	37	37,916.28	36,863.05	10/15/2006	1,053.23	08/15/2009
08/15/2006	5004790	1	CONFEDERATION OF OREGON SCHOOL ADMINISTRATORS	36	17,150.00	16,660.00	10/15/2006	490.00	08/15/2009
08/15/2006	5004793	1	OHIO PROVIDER RESOURCE ASSOCIATION	36	7,560.00	7,350.00	10/15/2006	210.00	08/15/2009
08/15/2006	5004863	1	INDIANA ASSOCIATION OF REHABILITATION FACILITIES	37	13,104.00	13,104.00	10/15/2006	364.00	09/15/2009

Schedule 9(d)

Litigation, Arbitration, Actions, Claims, Proceedings
and Governmental Investigations

1) Arbitration between Plum Building Systems and Smart CRM, Inc. (DBA Computility) regarding agreement 001-2162.

2) Securities and Exchange Commission suspension of trading of Smart Online securities and related investigation as described in Smart Online’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission on July 11, 2006.

Schedule 9(j)

Increases in Employee Wages or Salaries

1)	Effective September 1, 2006, the annual salary of Michael J. Vernon, Network Engineer Manager, was raised from $42,000 to $48,000.

2)	Rick Sheaffer is currently at a salary rate of $56,400. He is scheduled to have a pay increase to $60,000 on October 1, 2006.

Schedule 9(m)
Seller Assumed Contracts in Breach or Default

				Factor Balances
INC DATE	ACCT	LS	COMPANY	Bal 9/31/06	CURRENT BAL	MTHLY PYNT	MATURITY DATE	Note
03/15/2005	5004071	NCMIC	Palmer Group	27,736.80	28,803.60	1,066.80	11/15/2008	Default
02/15/2006	5004514	NCMIC	Penn Rural Water	6,426.00	6,640.20	214.20	03/15/2009	Default
8/2/2004	001-2152	BLC	Micoy	14,690.70	16,159.77	1,469.07	8/2/2007	Slow Pay
11/30/2004	001-2162	BLC	Plum Building System	24,196.20	25,924.50	1,728.30	11/30/2007	Arbitration
1/11/2005	002-2169	BLC	Meeting and Association Planners Inc	2,401.98	2,573.55	171.57	11/11/2007	Out of Business
3/24/2004	001-2121	BLC	Essman Associates, Inc.	3,313.80	3,866.10	552.30	2/24/2007	Unprofitable Customer
				78,765.48

Schedule 9(q)

Changes in the Amount of Business, Complaints, and Grievances

1)	Agreement 001-2052 Country Clinic Medical Services. $114.62 monthly service credit to 4/15/07 for previous billing overage.

2)	Agreement 001-2119 Greater DM Convention and Visitors Bureau. $480.00 monthly service credit to 6/15/07 for agreement consolidation.

3)	Agreement 001-2255 Member Service Group. $218.00 monthly service credit to 12/15/07 for reduced service by two BMS subscribers.

4)	Agreement 002-2173 New York State MTA. Customer is buying out agreement with 70% buyout option.

5)	Agreement 001-2109 Foster Group Inc. $2100.50 monthly service credit with an understanding that the credit would be reduced to $1260.30.

6)	Agreement 001-2125 Iowa Credit Union League. $180.00 monthly service to May 15th, 2007 due to competitive pricing discount.

7)	Agreement 001-2203 Cornerstone Family Church. $135.00 monthly service credit to 8/15/07 for agreement consolidation.

8)	Agreement 001-2062 Merit Resources. $380.80 and $86.80 monthly service credit to 8/15/07 for agreement consolidation.

Schedule 9(s)
Seller’s Employees

Last Name	First Name	Annual Salary	Dep. Health	Dep. Dental	Dep. Vision	401K	FSA - M
Barodka	Aksana	$35,046.00	Single	Single	Single	not contributing	na
Belzer	Robert	$52,000.00	Single	Single	Single	not contributing	na
Faris	David	$54,000.00	Single	Single	Single	not contributing	na
Garmoe	Mark	$3,384.00	Family	Family	Family	not contributing	na
Hyde	Robert	$53,000.00	Emp + Spouse	Single	Single	not contributing	na
Lamping	Jason	$46,384.00	Single	Single	Single	-231.92	na
Notch	John	$53,000.00	Emp +Spouse	Emp +Spouse	Emp + Spouse	not contributing	-41.60
Peterson	Christopher	$47,000.00	Single	Single	Single	not contributing	na
Sheaffer	Richard	$56,540.00	Single	Single	Single	not contributing	-58.33
Vagts	David	$65,000.00	Single	Family	Family	-1000.00	-83.33
Clark	Bob	12.00/hr	Single	Emp +Spouse	Single	not contributing	-90.00
Merritt	Michael	$53,000.00	Single	Single	Single	not contributing	na
Vernon	Michael	$48,000.00	Family	Family	Family	not contributing	-42.85

FSA - D	LIFE	DEP LIFE	S DISAB	L DISAB	Administrative Leave	Floating Holiday	Sick Leave Policy	Vacation Policy- Regular
na	enrolled + additional 5	na	na	na	11.73 hrs	-5.40 hrs	13.97 hrs	25.35 hrs
na	enrolled	na	na	na	11.73 hrs	0.00 hrs	11.97 hrs	12.24 hrs
na	enrolled	na	na	na	7.73 hrs	15.94 hrs	29.97 hrs	2.00 hrs
na	enrolled + additional-17	Enrolled	na	na	-24.27 hrs	23.94 hrs	13.97 hrs	36.03 hrs
na	enrolled + additional-10	Enrolled	Enrolled	Enrolled	1.73 hrs	15.94 hrs	17.30 hrs	16.01 hrs
na	enrolled	na	na	na	11.73 hrs	26.60 hrs	29.97 hrs	12.03 hrs
na	enrolled	na	Enrolled	na	11.73 hrs	7.94 hrs	3.33 hrs	-43.97 hrs
na	enrolled	na	na	na	1.73 hrs	15.94 hrs	29.97 hrs	20.03 hrs
na	enrolled	na	na	na	11.73 hrs	23.94 hrs	29.97 hrs	90.0 hrs
na	enrolled	na	na	na	3.73 hrs	7.94 hrs	29.97 hrs	48.0 hrs
na	enrolled	na	na	na	7.43 hrs	21.28 hrs	6.64 hrs	2.20 hrs
na	enrolled	na	na	na	5.23 hrs	10.64 hrs	13.32 hrs	-5.33 hrs
na	enrolled	na	na	na	5.23 hrs	10.64 hrs	13.32 hrs	26.0 hrs

EXHIBIT A

ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT B

BILL OF SALE

Exhibit C

CONSULTING, CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

This Consulting, Confidentiality and Non-Competition Agreement (the "Agreement") is made and entered into as of the 29th day of September, 2006 by and between Mike Stuart ("Consultant") and Alliance Technologies, Inc. (the "Company").

RECITALS:

A.
The Company, Smart Online, Inc. and Smart CRM, Inc. ("Computility") are parties to an Asset Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which the Company purchased from Computility certain assets of Computility (the "Assets") and assumed certain obligations of Computility.

B.
Consultant has been employed by Computility and has been responsible, in part, for the operation of Computility's business, including, but not limited to, that portion of Computility's business that related to the Assets (the "Business").

C.	Pursuant to the terms of the Purchase Agreement, the Company and Consultant agreed to enter into this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    Consulting Services. Consultant agrees that commencing as of the date hereof and continuing until March 31, 2008 (the "Consulting Term"), Consultant will consult with and advise the Company concerning such matters as the Company may reasonably request from time to time concerning the Business and the Assets, and will make himself reasonably available for purposes of consulting with and advising the Company, as provided above, and will assist the Company in (i) transitioning the Business to the Company, and (ii) establishing business relationships with persons and entities who were customers or suppliers of Computility on the date immediately prior to the date of this Agreement. The Company acknowledges that Consultant is employed, on a full-time basis, by Computility, a subsidiary of Smart Online, Inc. (Computility together with Smart Online, Inc. or any affiliates of Smart Online, Inc., are sometimes collectively referred to as the "Smart Online Affiliates") and that the performance by Consultant of the services to be performed by Consultant pursuant to this Section 1 will be performed by Consultant in a manner that does not unreasonably interfere with the performance by Consultant of services on behalf of Smart Online.

2.    Proprietary and Confidential Information. Consultant hereby covenants and agrees that he will not at any time during or after the Consulting Term, directly or indirectly, engage in or take any action or refrain from taking any action which may in any way lead to the disclosure or use of any Confidential Information (as defined below) to or by any third party, or disclose or use any such Confidential Information for his own benefit. The term "Confidential

Information" shall mean all information in any form which is proprietary and confidential to the Company or the Company's business, including all proprietary or confidential information relating to the Assets or the Business, whether received, obtained, developed, prepared or compiled by Consultant before or after the date hereof, and whether or not designated as such when received or obtained by Consultant, and shall include, but not be limited to, the following types of information of the Company or relating to the Assets or the Business: (i) corporate and business information, including contractual and licensing arrangements, plans, strategies, tactics, policies and resolutions; (ii) marketing information, including sales or product plans, strategies or methods, and all price and discount lists; (iii) customers, customer lists, prospects or market research data; (iv) financial and accounting information and projections, including cost and performance data, debt arrangement, equity structure, investors and holdings; (v) operational information, including trade secrets, control and inspection practices, suppliers and vendors, all information related to products and product lines, technical data, techniques, methods of manufacture, machines, equipment, and experimental or developmental work; (vi) any litigation or negotiations; (vii) all copyrights, patents or other intellectual properties utilized by the Company; (viii) personnel information, including personnel lists, resumes, personal data, organizational structure and performance evaluations; (ix) information provided to or obtained in any way by the Company under restrictions as to use, reproduction or further disclosure; and (x) information provided to or obtained in any way by the Company regarding another person, corporation or other form of entity which, directly or indirectly, owns or controls the Company, is owned or controlled by the Company, or is under common control with the Company (collectively, the "Affiliates"), and which information is proprietary and confidential to the Affiliates (which information is hereby deemed to include, without limitation, all of the types of information described in this Section 2). Consultant further agrees that all Confidential Information shall at all times be and remain the sole and exclusive property of the Company.

3.    Covenant Not to Compete; Non-Solicitation. Consultant agrees as follows:

a.    During and after the Consulting Term, he will not knowingly or intentionally take or omit to take any action which will or may be detrimental to, or which will or may impair, damage or destroy, the goodwill and esteem of the Company or its employees, customers, or others who may at any time have or who have had business relations with the Company.

b.    During the Consulting Term and for a period of one (1) year after the expiration of the Consulting Term, Consultant will not, without the prior written consent of the Company, directly or indirectly, own, manage, control, be employed by, participate in, advise or be connected in any manner with the ownership, management, operation or control of a business which is located in the United States and which is engaged in a business that is competitive with the Business; provided, however, notwithstanding the foregoing, Consultant shall be permitted to continue to be employed by Smart Online.

c.    During the Consulting Term and for a period of one (1) year after the expiration of the Consulting Term, Consultant will not, directly or indirectly, either for himself or any other person or entity, (i) induce or attempt to induce any employee of the Company to cease the employ of the Company, (ii) in any way interfere with the relationship between the

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Company and any employee of the Company, (iii) employ, or otherwise engage as an employee, independent contractor, or otherwise, any employee of the Company or (iv) induce or attempt to induce any Computility Customer (as defined below), supplier, licensee, or business relation of the Company with respect to the Business to cease doing business with the Company, or any way interfere with the relationship between any Computility Customer, supplier, licensee, or business relation with the Company with respect to the Business. The term “Computility Customer” shall mean those customers of Computility that are parties to those contracts of Computility that were assigned to the Company in connection with the closing of the transaction contemplated by the Purchase Agreement.

d.    During the Consulting Term and for a period of one (1) year after the expiration of the Consulting Term, Consultant will not, directly or indirectly, either for himself or for any other person or entity, solicit the business of any person or entity known to Consultant to be a Computility Customer of the Company with respect to the Business.

e.    The covenants contained in this Section 3 are reasonable in scope, area and duration, and are necessary to protect the legitimate business interests of the Company, including its Affiliates, and are reasonably related to accomplishing that purpose.

f.    That Consultant has available to him sufficient other means of support and the observance of the covenants contained in this Section 3 will not deprive him of his ability to earn a livelihood or to support his dependents.

4.    Payments. In consideration of Consultant entering into this Agreement and in consideration of the performance by Consultant of the consulting services set forth in Section 1 of this Agreement, on the date of this Agreement the Company shall pay to Consultant the sum of Fifty Thousand Dollars ($50,000) and Consultant hereby requests and directs the Company to make such payment to Presidio Group, LLC.

5.    Remedies of the Company. In the event of a breach by Consultant of any covenant or obligation of Consultant hereunder, the Company shall be entitled to exercise any and all rights and remedies available to Company at law or in equity and such rights shall be cumulative. Without limiting the generality of the foregoing, Consultant agrees that a breach or imminent breach of Sections 2 or 3 of this Agreement shall constitute a material breach of this Agreement for which the Company will have no adequate remedy at law. Consultant therefore agrees that Company's remedies upon a breach of Sections 2 or 3 of this Agreement, include, but are not limited to, the right to obtain preliminary or permanent injunctive relief restraining Consultant from any further violation of said Sections 2 or 3, as well as an equitable accounting of all profits or benefits arising out of said breach, in addition to any other remedies available at law or in equity or otherwise to the Company. The non-prevailing party in any action taken pursuant to this Section 5 shall pay the prevailing party, on demand, all costs and expenses, including, but not limited to, attorneys' fees, incurred by the prevailing party in connection with such action.

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6.    Nature of Relationship; Authority of Parties. Nothing contained in this Agreement and no action taken or omitted to be taken by the Company or Consultant pursuant hereto shall be deemed to constitute the Company and Consultant a partnership, an association, a joint venture or other entity whatsoever, nor shall this Agreement be construed to constitute Consultant as an employee or agent of the Company or cause the Company to be responsible in any way for the acts, omissions, debts, liabilities or obligations of Consultant (including, without limitation, any liability arising from any negligent or other acts or omissions of Consultant in providing any services hereunder), nor shall either the Company or Consultant have the authority to bind the other in any respect whatsoever; it being understood and agreed by the parties hereto that Consultant shall be acting as an independent contractor and not as an agent, representative, partner or employee of the Company for any purpose whatsoever. Consultant shall be solely responsible for the discharging all obligations arising in connection with the operation of Consultant's business, including, without limitation, compliance with all laws, rules and regulations relating to income tax, sales tax, social security, unemployment compensation and worker's compensation. The Company shall have no responsibility for withholding or paying any taxes with respect to the payments made by the Company to Consultant hereunder. Consultant acknowledges that he has not relied upon any statements or other information made or supplied by the Company as to the potential for Consultant receiving any payments pursuant to Section 4(b) and that Consultant is executing this Agreement based solely upon his own investigation, due diligence, knowledge and judgment.

7.    Notices. Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when personally delivered or three (3) days after it is deposited in the United States mail, postage prepaid, sent certified or registered and addressed as follows:

a.	If to Consultant, to:	Mike Stuart
3408 Hillsdale Drive, Des Moines, IA 50322

b.	If to the Company, to:	Alliance Technologies, Inc.
Attn: President 400 Locust, Suite 840 Capital Square Des Moines, Iowa 50309-2334

, or to such other address or person as hereafter shall be designated in writing by the applicable party.

8.    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersedes all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties in connection with the subject matters hereof.

9.    Amendments. No amendment, waiver, change or modification of any of the terms, provisions or conditions of this Agreement shall be effective unless made in writing and signed or initialed by each of the parties hereto.

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10.    Waiver. Waiver of any provision of this Agreement shall not be deemed a waiver of future compliance therewith and such provision shall remain in full force and effect.

11.    Enforceability. In the event any provision of this Agreement is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Agreement shall not be affected thereby and shall continue to be valid and enforceable and if, for any reason, a court finds that any provision of this Agreement is invalid, illegal or unenforceable as written, but that by limiting such provision it would become valid, legal and enforceable, then such provision shall be written and shall be construed and enforced as so limited.

12.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa and shall be deemed to have been entered into and performable in part in Des Moines, Polk County, Iowa.

13.    Words and Phrases; Titles and Captions. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The titles or captions of paragraphs of this Agreement are provided for convenience of reference only and shall not be considered a part hereof for purposes of interpreting or applying this Agreement and such titles or captions do not define, limit, extend, explain or describe the meaning, scope or extent of this Agreement or any of its terms or conditions.

14.    Assignments; Successors and Assigns. The Company may assign this Agreement at any time by giving written notice to Consultant. Consultant shall not be entitled to assign his rights or obligations under this Agreement, without the written consent of the Company, which consent may be withheld by the Company in its sole discretion. In the event of any assignment, all of the terms, conditions and agreements of this Agreement shall remain in full force and effect and Consultant and the Company shall continue to be respectively liable for the due performance of the terms, conditions and agreements which they are respectively obligated to observe and perform. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

15.    Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto (and their respective heirs, legal representatives, successors and permitted assigns), any rights, remedies, obligations or liabilities under or by reason of this Agreement.

16.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and in making proof hereof, it shall not be necessary to produce or account for more than one such counterpart.

17.    Waiver of Jury Trial. THE COMPANY AND CONSULTANT EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PRO-CEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREE-MENT.

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IN WITNESS WHEREOF, Consultant and the Company have executed this Agreement on the day and year first above written.

ALLIANCE TECHNOLOGIES, INC.

/s/ M Stuart	/s/ James M. Brandl
Mike Stuart	Jim Brandl, Chief Executive Officer

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Exhibit D

CONSULTING, CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

This Consulting, Confidentiality and Non-Competition Agreement (the "Agreement") is made and entered into as of the 29th day of September, 2006 by and between Brian Donaghy ("Consultant") and Alliance Technologies, Inc. (the "Company").

RECITALS:

A.
The Company, Smart Online, Inc. and Smart CRM, Inc. ("Computility") are parties to an Asset Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which the Company purchased from Computility certain assets of Computility (the "Assets") and assumed certain obligations of Computility.

B.
Consultant has been employed by Computility and has been responsible, in part, for the operation of Computility's business, including, but not limited to, that portion of Computility's business that related to the Assets (the "Business").

C.	Pursuant to the terms of the Purchase Agreement, the Company and Consultant agreed to enter into this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    Consulting Services. Consultant agrees that commencing as of the date hereof and continuing until March 31, 2008 (the "Consulting Term"), Consultant will consult with and advise the Company concerning such matters as the Company may reasonably request from time to time concerning the Business and the Assets, and will make himself reasonably available for purposes of consulting with and advising the Company, as provided above, and will assist the Company in (i) transitioning the Business to the Company, and (ii) establishing business relationships with persons and entities who were customers or suppliers of Computility on the date immediately prior to the date of this Agreement. The Company acknowledges that Consultant is employed, on a full-time basis, by Computility, a subsidiary of Smart Online, Inc. (Computility together with Smart Online, Inc. or any affiliates of Smart Online, Inc., are sometimes collectively referred to as the "Smart Online Affiliates") and that the performance by Consultant of the services to be performed by Consultant pursuant to this Section 1 will be performed by Consultant in a manner that does not unreasonably interfere with the performance by Consultant of services on behalf of Smart Online.

2.    Proprietary and Confidential Information. Consultant hereby covenants and agrees that he will not at any time during or after the Consulting Term, directly or indirectly, engage in or take any action or refrain from taking any action which may in any way lead to the disclosure or use of any Confidential Information (as defined below) to or by any third party, or disclose or use any such Confidential Information for his own benefit. The term "Confidential

Information" shall mean all information in any form which is proprietary and confidential to the Company or the Company's business, including all proprietary or confidential information relating to the Assets or the Business, whether received, obtained, developed, prepared or compiled by Consultant before or after the date hereof, and whether or not designated as such when received or obtained by Consultant, and shall include, but not be limited to, the following types of information of the Company or relating to the Assets or the Business: (i) corporate and business information, including contractual and licensing arrangements, plans, strategies, tactics, policies and resolutions; (ii) marketing information, including sales or product plans, strategies or methods, and all price and discount lists; (iii) customers, customer lists, prospects or market research data; (iv) financial and accounting information and projections, including cost and performance data, debt arrangement, equity structure, investors and holdings; (v) operational information, including trade secrets, control and inspection practices, suppliers and vendors, all information related to products and product lines, technical data, techniques, methods of manufacture, machines, equipment, and experimental or developmental work; (vi) any litigation or negotiations; (vii) all copyrights, patents or other intellectual properties utilized by the Company; (viii) personnel information, including personnel lists, resumes, personal data, organizational structure and performance evaluations; (ix) information provided to or obtained in any way by the Company under restrictions as to use, reproduction or further disclosure; and (x) information provided to or obtained in any way by the Company regarding another person, corporation or other form of entity which, directly or indirectly, owns or controls the Company, is owned or controlled by the Company, or is under common control with the Company (collectively, the "Affiliates"), and which information is proprietary and confidential to the Affiliates (which information is hereby deemed to include, without limitation, all of the types of information described in this Section 2). Consultant further agrees that all Confidential Information shall at all times be and remain the sole and exclusive property of the Company.

3.    Covenant Not to Compete; Non-Solicitation. Consultant agrees as follows:

a.    During and after the Consulting Term, he will not knowingly or intentionally take or omit to take any action which will or may be detrimental to, or which will or may impair, damage or destroy, the goodwill and esteem of the Company or its employees, customers, or others who may at any time have or who have had business relations with the Company.

b.    During the Consulting Term and for a period of one (1) year after the expiration of the Consulting Term, Consultant will not, without the prior written consent of the Company, directly or indirectly, own, manage, control, be employed by, participate in, advise or be connected in any manner with the ownership, management, operation or control of a business which is located in the United States and which is engaged in a business that is competitive with the Business; provided, however, notwithstanding the foregoing, Consultant shall be permitted to continue to be employed by Smart Online.

c.    During the Consulting Term and for a period of one (1) year after the expiration of the Consulting Term, Consultant will not, directly or indirectly, either for himself or any other person or entity, (i) induce or attempt to induce any employee of the Company to cease the employ of the Company, (ii) in any way interfere with the relationship between the

2

Company and any employee of the Company, (iii) employ, or otherwise engage as an employee, independent contractor, or otherwise, any employee of the Company or (iv) induce or attempt to induce any Computility Customer (as defined below), supplier, licensee, or business relation of the Company with respect to the Business to cease doing business with the Company, or any way interfere with the relationship between any Computility Customer, supplier, licensee, or business relation with the Company with respect to the Business. The term “Computility Customer” shall mean those customers of Computility that are parties to those contracts of Computility that were assigned to the Company in connection with the closing of the transaction contemplated by the Purchase Agreement.

d.    During the Consulting Term and for a period of one (1) year after the expiration of the Consulting Term, Consultant will not, directly or indirectly, either for himself or for any other person or entity, solicit the business of any person or entity known to Consultant to be a Computility Customer of the Company with respect to the Business.

e.    The covenants contained in this Section 3 are reasonable in scope, area and duration, and are necessary to protect the legitimate business interests of the Company, including its Affiliates, and are reasonably related to accomplishing that purpose.

f.    That Consultant has available to him sufficient other means of support and the observance of the covenants contained in this Section 3 will not deprive him of his ability to earn a livelihood or to support his dependents.

4.    Payments. In consideration of Consultant entering into this Agreement and in consideration of the performance by Consultant of the consulting services set forth in Section 1 of this Agreement, on the date of this Agreement the Company shall pay to Consultant the sum of Fifty Thousand Dollars ($50,000) and Consultant hereby requests and directs the Company to make such payment to World Exchange Labs, Ltd.

5.    Remedies of the Company. In the event of a breach by Consultant of any covenant or obligation of Consultant hereunder, the Company shall be entitled to exercise any and all rights and remedies available to Company at law or in equity and such rights shall be cumulative. Without limiting the generality of the foregoing, Consultant agrees that a breach or imminent breach of Sections 2 or 3 of this Agreement shall constitute a material breach of this Agreement for which the Company will have no adequate remedy at law. Consultant therefore agrees that Company's remedies upon a breach of Sections 2 or 3 of this Agreement, include, but are not limited to, the right to obtain preliminary or permanent injunctive relief restraining Consultant from any further violation of said Sections 2 or 3, as well as an equitable accounting of all profits or benefits arising out of said breach, in addition to any other remedies available at law or in equity or otherwise to the Company. The non-prevailing party in any action taken pursuant to this Section 5 shall pay the prevailing party, on demand, all costs and expenses, including, but not limited to, attorneys' fees, incurred by the prevailing party in connection with such action.

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6.    Nature of Relationship; Authority of Parties. Nothing contained in this Agreement and no action taken or omitted to be taken by the Company or Consultant pursuant hereto shall be deemed to constitute the Company and Consultant a partnership, an association, a joint venture or other entity whatsoever, nor shall this Agreement be construed to constitute Consultant as an employee or agent of the Company or cause the Company to be responsible in any way for the acts, omissions, debts, liabilities or obligations of Consultant (including, without limitation, any liability arising from any negligent or other acts or omissions of Consultant in providing any services hereunder), nor shall either the Company or Consultant have the authority to bind the other in any respect whatsoever; it being understood and agreed by the parties hereto that Consultant shall be acting as an independent contractor and not as an agent, representative, partner or employee of the Company for any purpose whatsoever. Consultant shall be solely responsible for the discharging all obligations arising in connection with the operation of Consultant's business, including, without limitation, compliance with all laws, rules and regulations relating to income tax, sales tax, social security, unemployment compensation and worker's compensation. The Company shall have no responsibility for withholding or paying any taxes with respect to the payments made by the Company to Consultant hereunder. Consultant acknowledges that he has not relied upon any statements or other information made or supplied by the Company as to the potential for Consultant receiving any payments pursuant to Section 4(b) and that Consultant is executing this Agreement based solely upon his own investigation, due diligence, knowledge and judgment.

7.    Notices. Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when personally delivered or three (3) days after it is deposited in the United States mail, postage prepaid, sent certified or registered and addressed as follows:

a.	If to Consultant, to:	Brian Donaghy
820 46th Street West Des Moines, IA 50265

b.	If to the Company, to:	Alliance Technologies, Inc.
Attn: President
400 Locust, Suite 840
Capital Square
Des Moines, Iowa 50309-2334

, or to such other address or person as hereafter shall be designated in writing by the applicable party.

8.    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersedes all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties in connection with the subject matters hereof.

9.    Amendments. No amendment, waiver, change or modification of any of the terms, provisions or conditions of this Agreement shall be effective unless made in writing and signed or initialed by each of the parties hereto.

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10.    Waiver. Waiver of any provision of this Agreement shall not be deemed a waiver of future compliance therewith and such provision shall remain in full force and effect.

11.    Enforceability. In the event any provision of this Agreement is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Agreement shall not be affected thereby and shall continue to be valid and enforceable and if, for any reason, a court finds that any provision of this Agreement is invalid, illegal or unenforceable as written, but that by limiting such provision it would become valid, legal and enforceable, then such provision shall be written and shall be construed and enforced as so limited.

12.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa and shall be deemed to have been entered into and performable in part in Des Moines, Polk County, Iowa.

13.    Words and Phrases; Titles and Captions. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The titles or captions of paragraphs of this Agreement are provided for convenience of reference only and shall not be considered a part hereof for purposes of interpreting or applying this Agreement and such titles or captions do not define, limit, extend, explain or describe the meaning, scope or extent of this Agreement or any of its terms or conditions.

14.    Assignments; Successors and Assigns. The Company may assign this Agreement at any time by giving written notice to Consultant. Consultant shall not be entitled to assign his rights or obligations under this Agreement, without the written consent of the Company, which consent may be withheld by the Company in its sole discretion. In the event of any assignment, all of the terms, conditions and agreements of this Agreement shall remain in full force and effect and Consultant and the Company shall continue to be respectively liable for the due performance of the terms, conditions and agreements which they are respectively obligated to observe and perform. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

15.    Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto (and their respective heirs, legal representatives, successors and permitted assigns), any rights, remedies, obligations or liabilities under or by reason of this Agreement.

16.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and in making proof hereof, it shall not be necessary to produce or account for more than one such counterpart.

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17.    Waiver of Jury Trial. THE COMPANY AND CONSULTANT EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PRO-CEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREE-MENT.

IN WITNESS WHEREOF, Consultant and the Company have executed this Agreement on the day and year first above written.

ALLIANCE TECHNOLOGIES, INC.

/s/ Brian Donaghy	/s/ James M. Brandl
Brian Donaghy	Jim Brandl, Chief Executive Officer

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